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                                                                   EXHIBIT 10.53

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

                      NARROWBAND CDMA AND THIRD GENERATION
                            PATENT LICENSE AGREEMENT

                                     BETWEEN

                       INTERDIGITAL TECHNOLOGY CORPORATION

                                       and

                                 NEC CORPORATION

             Dated and Effective January 15, 2002 ("Effective Date")

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                            PATENT LICENSE AGREEMENT

THIS NARROWBAND CDMA and THIRD GENERATION PATENT LICENSE AGREEMENT ("3G Agreement") dated as of January 15, 2002, (the "Effective Date") is between InterDigital Technology Corporation ("ITC"), a Delaware corporation with a mailing address of 300 Delaware Avenue, Suite 527, Wilmington, DE 19801, and NEC Corporation ("Licensee"), a company organized and existing under the laws of Japan, with a mailing address of 7-1, Shiba 5-chome, Minato-Ku, Tokyo 108-8001, Japan.

                                    PREAMBLE

WHEREAS, ITC and Licensee are parties to an existing Patent License Agreement, dated May 8, 1995, covering certain TDMA-based products manufactured and sold by Licensee (the "Prior Agreement");

WHEREAS, a substantial dispute has arisen between Licensee and ITC as to whether royalties are owed by Licensee for its sale in Japan of Covered Infrastructure Units and Covered Subscriber Units compliant with the PHS and PDC Covered Standards;

WHEREAS, the parties have engaged in both a mediation and an arbitration dispute resolution process pursuant to the Prior Agreement with respect to such dispute, and are desirous of settling the dispute amicably;

WHEREAS, ITC holds a large and valuable patent portfolio with regard to Narrowband CDMA and Third Generation and NEC is desirous of obtaining a license thereunder and ITC is willing to grant such license on the term and conditions set forth herein;

WHEREAS, NEC holds a large and valuable patent portfolio with regard to Narrowband CDMA and Third Generation and ITC is desirous of obtaining a non-assert thereunder and NEC is willing to grant such non-assert on the term and conditions set forth herein;

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WHEREAS, the parties have agreed upon a settlement of the dispute, wherein the settlement provides:(i) for certain amendments to the Prior Agreement, the principal amendment providing for certain payments to ITC in lump sum amounts in exchange for a paid-up license for Covered Subscriber Units and Covered Infrastructure Units compliant with PHS and PDC Covered Standards, and (ii) for a new license agreement (this 3G Agreement) involving Covered Subscriber Units and Covered Infrastructure Units compliant with Narrowband CDMA and Third Generation (as defined herein); and

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound, the parties agree as follows:

                             ARTICLE 1. DEFINITIONS

1.1. "Affiliate" means (i) IDC with respect to ITC or (ii) a corporation or other legal entity of which more than fifty percent (50%) of the voting stock or control is owned, directly or indirectly, by Licensee, IDC, or ITC, as the case may be. Such corporation or other entity in item (ii) shall be considered as Affiliate of Licensee, IDC, or ITC, as the case may be, only so long as the requisite ownership of the voting stock or control exists.

1.2. "Combi-Unit" means any Subscriber Unit which has substantial functionality unrelated to basic voice or wireless data transmission, such as video phones, personal digital assistant, computers, and the like, but which performs modulation and demodulation.

1.3. "Communication Card" means a Subscriber Unit in card or similar format (e.g. PCMCIA card) which contains at a minimum all of the circuitry necessary for modulation and demodulation in accordance with one or more Covered Standards and may be readily attachable to, and detachable from, the body of an

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        end-user terminal device, whether fixed, mobile, transportable, vehicular, portable or hand-held, with RF transmit and/or RF receive capabilities by end-user. A Communication Card shall include all attachments necessary to enable the information and/or communication unit to transmit and receive wireless communications.

1.4. "Covered Infrastructure Unit" means Infrastructure Units designed to operate in accordance with one or more of the Covered Standards.

1.5.    "Covered Standards" mean standards for Narrowband CDMA and Third
        Generation.

1.6. "Covered Subscriber Units" means Subscriber Units designed to operate in accordance with one or more Covered Standards.

1.7. "IDC" means InterDigital Communications Corporation, having an office at 781 Third Avenue, King of Prussia, PA 19406.

1.8. "Infrastructure Unit" means mobile switching centers, radio network controllers, service nodes, Node B's, base stations, radio resource management devices and software, base station controllers, digital transceivers, digital channel cards, and software necessary to operate the aforementioned devices (including software maintenance agreements to the extent that free upgrades are provided in exchange for the maintenance fee, or to the extent that the software maintenance provides an upgrade or enhancement as to functionality), whether sold as individual items or bundled as an integrated product, which is used to interconnect a Covered Subscriber Unit to a public or private data or voice network (whether wired or unwired), including the internet. Subject to the

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        foregoing, absent some substantial difference in design and/or function of Infrastructure Units, the parties agree, generally, the interpretation of Infrastructure Equipment and Net Selling Price (as defined in the Prior Agreement), and used in the arbitration, including for audit purposes, shall generally be considered acceptable guidelines in determining the royalty base hereunder.

1.9. "Licensed Patents" means any issued patent relating to TDMA or CDMA-based digital wireless communications and similar patent applications on file as of the Effective Date or filed within five (5) years of the Effective Date, which patents and patent applications are owned by ITC or its Affiliates and/or for which ITC or its Affiliates has the right to grant the licenses conveyed hereunder, without such grant or the exercise of rights thereunder resulting in the payment of royalties or other consideration by ITC or its Affiliates to third parties (except for payments between ITC and Affiliates of ITC, payments between Affiliates of ITC and payments to third parties for inventions made by said third parties while employed by ITC or any of its Affiliates), including utility models but excluding design patents and design registrations, in every country of the world and any continuation, continuation-in-part and divisional application based on such patents, and any foreign counterparts of any such patents, continuations, continuations-in-part or divisional applications. A listing (which is not intended to be exhaustive) of Licensed Patents as of the Effective Date is included as Attachment A.

1.10.   "Licensee" means NEC Corporation.

1.11. "Module" means a Subscriber Unit which is an integrated modem/base band/RF device containing the complete functionality of an applicable Covered Standard

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        (excluding display, keypad and antenna) and which is sold for physical integration into a Covered Subscriber Unit.

1.12. "Narrowband CDMA" means standards for direct sequence code division multiple access digital cellular radiotelephone service adopted as a standard by either a standards development organization - such as ETSI, TIA/EIA or ARIB- or a major operator of public subscription systems for in-country requirements (e.g. frequency spectrum availability, interconnection with preexisting telephony networks, etc.) which limit the spread of the signal over a bandwidth not greater than 1.25 MHz, including, but not limited to, IS-95 Rev.A, IS-95 Rev. B and various derivations thereof that do not fundamentally alter the character thereof.

1.13. "NEC Patents" means any issued patent relating to TDMA or CDMA-based digital wireless communications and similar patent applications on file as of the Effective Date or filed within five (5) years of the Effective Date, for which Licensee or its Affiliates has the right to grant the non-assertion and the licenses described in Article 2.3 below without such grant or the exercise of rights thereunder resulting in the payment of royalties or other consideration by Licensee or its Affiliates to third parties (except for payments between Licensee and Affiliates of Licensee, payments between Affiliates of Licensee and payments to third parties for inventions made by said third parties while employed by Licensee or any of its Affiliates), (including utility models but excluding design patents and design registrations) in every country of the world and any continuation, continuation-in-part and divisional application based on such patents, and any foreign counterparts of any such patents, continuations, continuations-in-part or divisional applications.

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1.14.   "Net Selling Price" means the amount actually invoiced to the customer for a Covered Infrastructure Unit or Covered Subscriber Unit, less packing, insurance and shipping costs, applicable import, export and excise duties, returns, trade discounts given, insurance and installation costs, to the extent included in the Net Selling Price, but shall include [**] sold for use with base stations or other Infrastructure unit equipment that [**] as an integrated part of such base station or other Infrastructure Unit Equipment. If base stations or other Covered Infrastructure Units contain [**], royalties shall be payable with respect to the entire cost of such base stations or other Covered Infrastructure Units; provided, however, royalties on [**] intended for use with such base stations or other Covered Infrastructure Units shall be [**] (if any) sold for use with such [**] intended to provide [**].

1.15. "Subscriber Unit" means an end-user terminal device, whether fixed, mobile, transportable, vehicular, portable or hand-held, with RF transmit and/or RF receive capabilities (or a Module therefor), which device is designed for wireless voice and/or wireless data communications but which may have other functionality such as, without limitation, appointment functions, MP3 player, etc.

1.16. "TDD" means time division duplex technology, including all chip rates and modes thereof.

1.17. "Third Generation" means those TDMA or CDMA-based digital cellular mobile radio telecommunication standards generally considered by the industry to be the third generation, whether adopted by any recognized standardizing body or promoted by major telecommunications operators as de facto standards. Examples of current Third Generation Standards under development, or related standardization efforts, are the International Telecommunications Union -

_____________
** Material has been omitted and filed separately with the Commission.

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        Radio efforts under the label IMT-2000, the specifications being developed under the Third Generation Partnership Projects (3GPP and 3GPP2), and comparable or related standards adopted by ARIB, ETSI, TTA, TIA, T1P1, CWTS, as well as other recognized standards development organizations.

                            ARTICLE 2. LICENSE GRANT

2.1. Grant. ITC, for itself and its Affiliates, hereby grants to Licensee and its Affiliates a non-exclusive, non-transferable, worldwide, royalty-bearing license under the Licensed Patents to make, have made, use, import, sell and otherwise dispose of Covered Subscriber Units and Covered Infrastructure Units, including the right to make, have made, use, import, and otherwise dispose of components therefor, or the supply of replacement parts therefor.

2.2. Limitations on License Grant. The license granted hereunder excludes the right to grant sublicenses. In addition, the above license shall not include, by implication or otherwise, any license for components except when used solely as a part of and within Covered Subscriber Units and Covered Infrastructure Units sold or otherwise transferred by Licensee or its Affiliates. Further, as regards Covered Infrastructure Unit, the license as to the sale of Covered Infrastructure Unit such as base station transceiver system and the like which may be installed into a larger infrastructure shall extend only as to the Covered Infrastructure Unit sold or otherwise transferred by Licensee or its Affiliates and shall not extend, by implication or otherwise, to the portion of such larger infrastructure other than the Covered Infrastructure Unit not otherwise licensed hereunder.

2.3.    Non-Assertion/TDD License/Optional License.  Licensee hereby agrees, and

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        shall cause its Affiliates to agree, not to bring any claim against ITC,
        IDC or its Affiliates, for infringement of any claim or claims of the NEC Patents with respect to Covered Subscriber Units, Covered Infrastructure Units or components therefor made, used, sold or otherwise transferred by IDC or its Affiliates, it being understood that the foregoing shall not be construed to prevent Licensee or its Affiliates to bring such claim against any other party (including but not limited to direct or indirect customers of IDC or its Affiliates) with respect to such Covered Subscriber Units, Covered Infrastructure Units or components therefor. Further, Licensee grants, and shall cause its Affiliates to grant, to IDC and its Affiliates, a non-exclusive, royalty free, world wide, non-transferable license under the NEC Patents for ITC, IDC or its Affiliates to make, have made, sell, distribute, import or use Covered Subscriber Units and Covered Infrastructure Units, including components therefor, compliant with TDD ("TDD License"); provided, however, that such TDD License shall not extend to other non-TDD Third Generation functionality or Narrowband CDMA functionality included in such product. NEC also agrees, to the extent requested by IDC, to grant IDC or its Affiliates a non-transferable, non-exclusive, royalty bearing license under the NEC Patents for IDC or its Affiliates to make, have made, sell, distribute, import or use Covered Subscriber Units and Covered Infrastructure Units to the extent not covered by the TDD License. Such additional license shall be on the same terms and conditions as applied to NEC and its Affiliates hereunder, with IDC making a pre-payment of two-years worth of expected royalty payments as agreed in amount by IDC and Licensee.

                       ARTICLE 3. ROYALTY RATES/PAYMENTS

3.1.    Royalty Payments.

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        3.1.1.  Convenience Based Royalties on Products Compliant with Third
                Generation and Narrowband CDMA. In consideration of the licenses granted herein, Licensee shall pay ITC the following non-refundable (except as the consequence of the royalty audit under Article 7.7 or except in the case of computation error by Licensee) royalties on each sale of the below listed products by Licensee and/or its Affiliates, anywhere in the world:

                     i. For Covered Subscriber Units compliant with Narrowband CDMA and Third Generation, [**]% of the Net Selling Price of each such product sold by Licensee or its Affiliates provided, however, that the above royalty shall not exceed $[**] on a per unit basis.

                     ii. For Covered Infrastructure Units compliant with Narrowband CDMA and Third Generation, [**]% of the Net Selling Price of each such product sold by Licensee and/or its Affiliates; provided, however, that for sales of Covered Infrastructure Units in Japan only, for sales occurring on or before December 31, 2003, the royalty rate shall be [**]%. For sales of Covered Infrastructure Units occurring on or after January 1, 2004, Licensee shall have the option to pre-pay

___________
** Material has been omitted and filed separately with the Commission.

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                          additional royalties for Covered Infrastructure Units
                          for use in Japan only, at any time, based on Licensee's good faith projection of its sales of such products over a one (1) to three (3) year period(s). Such pre-payment shall be paid to ITC prior to the start of the royalty period used in determining the pre-payment amount. Licensee's actual payment to ITC for such royalty projection shall be discounted at [**] % per annum, to reflect the time value of money over the selected period. In addition, the optional pre-payment shall be further discounted by the following single volume discount, applied to the present value amount, as follows:

                          Years Pre-paid                  Volume Discount
                          1                                     [**]%
                          2                                     [**]%
                          3 or more                             [**]%

                          The projected royalty shall serve as the royalty credit, against which Licensee can at any time offset its royalty obligations as to Covered Infrastructure Unit for use in Japan only, until that royalty credit is exhausted. A sample calculation of the pre-payment method is set forth in Attachment B hereto.

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** Material has been omitted and filed separately with the Commission.

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                As used herein, "sale" means the first non-affiliated sale made on an arms-length basis. In determining the royalty on a Module, Licensee shall use the greater of (i) the Net Selling Price of the Module or (ii) the average Net Selling Price of Covered Subscriber Units for the period for which royalties are being reported. In determining the Net Selling Price of a Combi-Unit, Licensee shall use the lesser of (i) the Net Selling Price of the Combi-Unit or (ii) the average Net Selling Price for Covered Subscriber Units for the period for which royalties are being reported. The average Net Selling Price for Covered Subscriber Units shall be calculated using the total revenue (based upon the Net Selling Price definition herein) for Covered Subscriber Units (excluding Modules and Combi-Units) for the period covered by the royalty report, divided by the number of Covered Subscriber Units (excluding Modules and Combi-Units) sold in that same period. Notwithstanding the foregoing, in the case that no sales of Covered Subscriber Units (excluding Modules and Combi-Units) exist for the period for which royalties are being reported, Licensee shall use the average net selling price of cellular handsets, which has no substantial functionality unrelated to basic telephony or wireless data transmission, built to the same Covered Standards for that period, as reported by Dataquest or some other internationally recognized data collection and reported firm agreeable to both parties.

3.2. Purchase of Licensed Products. If Licensee or any of its Affiliates purchases Licensed Covered Subscriber Units (including Modules) or Covered Infrastructure Units for incorporation into Licensee's or its Affiliates' Covered

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        Subscriber Units or Covered Infrastructure Units, ("Licensed Products"),
        either in modified or unmodified form, Licensee shall receive a royalty credit equal to the amount of the per unit royalty (whether calculated as a $US per unit royalty or as a percentage of selling price) paid to ITC by the manufacturer of such Licensed Product, such credit not to exceed the amount of the per unit royalty due by Licensee hereunder for the ultimate Covered Subscriber Unit or Covered Infrastructure Unit sold by Licensee or its Affiliates, in which such Licensed Product, in the same or modified form, is incorporated. As used herein, Licensed Product shall mean a Covered Subscriber Unit (including Module) or Covered Infrastructure Unit compliant with one or more Covered Standards manufactured by a third party under a license from ITC under the Licensed Patents and not known by Licensee at the time of purchase of the Licensed Product to be other than in good standing (i.e., not in default), and for which the third party licensee has paid ITC the per unit royalty for the Licensed Product. For the purposes of determining the credit, Licensee shall, in its royalty report, specify the number of Licensed Products purchased, the date purchased, and from whom such Licensed Products were purchased. ITC will then notify Licensee of the applicable credit, which Licensee may apply in its subsequent royalty reports to ITC until exhausted. ITC may also notify Licensee if the third party licensee is in default of its obligations under the third party license with ITC and that the credit as to future sales by Licensee shall not be given unless and until such third party licensee cures such default. Licensee shall have the right to audit ITC's books and records in accordance with Article 7.7 below. If the license granted by ITC to such third party is on other than a per unit or % of net selling price running royalty basis, then for the purpose of the royalty credit, the parties, subject to the dispute resolution provisions, shall determine the per unit royalty deemed to have been paid by such third party to ITC for such Licensed Product, based on lump sums or other cash payments paid under the

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        applicable patent license agreement and the volume of products licensed thereunder.

3.3. Resale. If Licensee or its Affiliates (i) purchases Covered Subscriber Units or Covered Infrastructure Units from a third party that, under a license agreement executed subsequent to the Effective Date, is licensed under the Licensed Patents by ITC to manufacture, have made, sell and distribute such Covered Subscriber Units or Covered Infrastructure, and
        (ii) resells without modification, addition or enhancement, such purchased Covered Subscriber Units or Covered Infrastructure Units as such, no royalty shall be payable by Licensee so long as said third party license agreement includes express provisions under which purchasers which are original equipment manufacturers receive pass through rights under the Licensed Patents, including resale rights. If Licensee or its Affiliates purchase products from an entity meeting the above requirements except that (i) the applicable license was entered into prior to the Effective Date or (ii) the applicable license agreement (whether entered before or after the Effective Date) does not have the aforementioned resale rights, Licensee shall be given a credit for the per unit royalty paid by such entity, if any, using the same procedure, terms and conditions set forth in Article 3.2. Such credit shall not exceed the amount of royalty owed by Licensee. Licensee shall, in its quarterly royalty reports, specify (i) the number of such Covered Subscriber Units or Covered Infrastructure Units resold by Licensee and its Affiliates during the quarter, (ii) the date of purchase of such resold Covered Subscriber Units or Covered Infrastructure Units, and
        (iii) from whom such resold Covered Subscriber Units or Covered Infrastructure Units were purchased.

3.4.    Pre-Payment Credit. On or prior to April 10, 2002, Licensee shall make a

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        non-refundable cash payment to ITC of US$19,500,000 which payment shall be a credit of US$19,500,000 toward Licensee's royalty obligations hereunder. Such payment obligation shall be unconditional and irrevocable. Such credit shall be applied, until exhausted, to: (i) 100% of Licensee's royalty obligations for sales made on or before December 31, 2003; and (ii) 50% of Licensee's royalty obligations as to sales on or after January 1, 2004 (with the other 50% to be paid in cash).

3.5.    Reserved.

3.6. Repairs. It is understood and agreed by the parties that no royalty shall be payable by Licensee hereunder with respect to any parts, components or accessories sold or otherwise transferred by Licensee and its Affiliates for repair, maintenance or returns, but excluding upgrades and/or enhancements, of Covered Subscriber Units or Covered Infrastructure Units sold or otherwise transferred by Licensee and its Affiliates.

                        ARTICLE 4. PASS-THROUGH LICENSE

4.1. Pass-Through License. Licensee's and its Affiliates' customers who are end users, operators or retail distributors will receive an irrevocable pass-through license for sale, including lease, or use of Covered Subscriber Units and/or Covered Infrastructure Units for which a royalty has been paid hereunder. Neither this 3G Agreement nor any payments made hereunder are intended or should they be construed as exhausting ITC's rights to royalties or damages or other compensation from unlicensed purchasers.

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                          ARTICLE 5. TERM/TERMINATION

5.1. Term. The term of this 3G Agreement shall commence on the Effective Date and terminate upon expiration of the last-to-expire of the Licensed Patents, unless sooner terminated as provided herein.

5.2. Termination for Default. This 3G Agreement may be canceled by either party, upon thirty (30) days' prior written notice specifying the nature of the breach, if the other party is in material breach of any of its material obligations hereunder and the breach is not remedied within the notice period. Licensee's material obligations shall include, but shall not be limited to, its royalty reporting and payment obligations.

5.3. Adverse Actions. During the term of this 3G Agreement, neither party or its Affiliates shall institute or actively participate as an adverse party in, or otherwise provide material support to (except where such participation or support is required by court order or applicable law) any legal or administrative action anywhere in the world, the purpose of which is to invalidate or limit the validity or scope of the NEC Patents or the Licensed Patents and further if such party does not cease to institute, actively participate as an adverse party in, or otherwise provide material support to, such legal or administrative action within thirty (30) days after receipt of written notice from the other party, specifying such legal or administrative action and such party's involvement therein, such other party shall have the right to terminate this 3G Agreement by a written notice of termination.

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                         ARTICLE 6. DISPUTE RESOLUTION

6.1 Negotiation of Dispute. In the event of any dispute arising under this 3G Agreement, senior level executives of the parties will meet in Wilmington, Delaware, unless some other city may be agreeable to the parties, as soon as reasonably possible (but no later than sixty (60) days after notice asking for the above meeting from either party to the other party) and will enter into good faith negotiations aimed at resolving the dispute. If they are unable to resolve the dispute in a mutually satisfactory manner within an additional sixty (60) days, the matter may be submitted to mediation/arbitration as provided for in Articles 6.2 and 6.3 hereto.

6.2 Mediation of Disputes. The parties agree to submit any unresolved dispute to a sole mediator selected by the parties as soon as reasonably possible (but no later than sixty (60) days after written notice asking for the mediation from either party to the other party). The first such mediation session shall occur in Tokyo and thereafter will alternate between Washington, D.C. and Tokyo. Any such mediation shall be non-binding. If not thus resolved, either party may proceed as specified in Article 6.3.

6.3 Arbitration of Disputes. Any unresolved disputes arising under this 3G Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce, with the venue and place of hearing being designated as London, England. The dispute shall be resolved by panel of three (3) arbitrators selected in accordance with said rules, one of such arbitrators having substantial experience in the field of telecommunications. The arbitrators shall have the authority to permit limited confidential discovery to

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        the extent required by a party in order to establish its case. The arbitrators' award shall be written and be final and binding and may be entered and enforced in any court of competent jurisdiction. Any monetary award shall be payable in U.S. dollars, free of any tax, offset or other deduction. Any determination of the arbitration shall be confidential to the parties hereto and binding solely on the parties hereto, and their Affiliates. The arbitration proceedings shall be conducted in English. The parties, their counsel, and the arbitrators shall use all reasonable efforts to conclude the arbitration with one
        (1) year of its being instituted.

                            ARTICLE 7. MISCELLANEOUS

7.1. Payments/Reports. All payments required under this 3G Agreement shall be made by wire transfer to the following bank account of ITC in U.S. dollars on a quarterly basis within forty-five (45) days after the end of each calendar quarter.

                PNC Bank, Delaware
                222 Delaware Avenue
                Wilmington, DE  19801
                ABA # [**]
                Credit:  Trust Uninvested Funds
                Account # [**]
                Further Credit:  InterDigital. Technology Corp.

____________
** Material has been omitted and filed separately with the Commission.

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                Account # [**]
                Attention: [**]
                Phone: [**]

        Such payment, less any available credit, shall be for all sales of Covered Subscriber Units and Covered Infrastructure Units made by Licensee or its Affiliates during such quarter. The first such report shall include sales of any Covered Subscriber Units and Covered Infrastructure Units made by Licensee and/or its Affiliates both during the calendar quarter ending March 31, 2002 as well as the sales of any such products made prior thereto (including prior to the Effective
        Date), except that any royalties for Covered Subscriber Units and Covered Infrastructure Units compliant with the Narrowband CDMA sold or otherwise transferred by Licensee and its Affiliates prior to the Effective Date, if any, are hereby irrevocably waived by ITC. Each payment made within the required 45 days, described above, shall be accompanied by a written report and associated certification by the responsible personnel of Licensee, setting forth the amount of the royalties payable and calculation thereof for the reported period. To assist ITC in preparing necessary earnings reports, Licensee shall also develop some form of advance royalty projection mechanism whereby Licensee, on a non-binding basis, shall advise ITC, by no later than thirty (30) days after the end of each calendar quarter, of the aggregate (i.e., not on a product category basis) royalty amount Licensee anticipates reporting for the subject calendar quarter. All such reports shall be held in confidence by ITC.

7.2. Currency Conversion. United States Dollar ($US) denominated sales shall be

______________
** Material has been omitted and filed separately with the Commission.

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        reported as transacted. Other currency denominated sales shall be reported based on the mathematical average foreign currency/$US conversion rate applicable during the period over which sales are being reported, using the currency exchange rates given in the Wall Street Journal "Currency Trading Exchange Rates" section. Within fifteen (15) days after the end of each calendar quarter period, ITC shall inform Licensee in writing such applicable mathematical average foreign currency/$US conversion rate together with the substantiating material therefor. Licensee's timely performance of its royalty reporting and payment obligations under Article 7.1 is contingent upon the timely receipt by Licensee from ITC of such applicable conversion rate.

7.3. Taxes. All royalties payable hereunder are net of, and free and clear from, any applicable taxes (excluding those based on income), which taxes shall be paid by Licensee on a grossed-up basis, it being understood Japanese source income withholding tax shall be deducted by Licensee from the amounts payable to ITC hereunder. Licensee will furnish ITC with appropriate documentation evidencing the payment of such tax.

7.4. Most Favored Licensee Rights. Provided Licensee is not in material default of its obligations hereunder, Licensee shall be treated as a most favored licensee ("MFL") under the Licensed Patents with regard to Covered Subscriber Units and Covered Infrastructure Units. If subsequent to the Effective Date, ITC enters into an agreement, including a settlement agreement, with a third party pursuant to which ITC licenses said third party to sell products that operate under Covered Standards, ITC will notify Licensee of such agreement and will provide a copy of such agreement, in confidence, to Licensee. Licensee shall have the right to substitute for this 3G Agreement, on a forward going basis, the more favorable license agreement in its entirety and such substitution shall constitute a novation of those portions of this 3G Agreement addressed in such substitute agreement; provided, however, that any royalty obligation under such substitute agreement relating to Covered Subscriber Units and Covered Infrastructure Units compliant with only PHS and PDC shall not apply as to Licensee and/or its Affiliates. Such election shall be made by Licensee in writing within thirty (30) days of receiving said license agreement from ITC, with any failure to elect to take such new agreement within such period shall serve as waiver as to any rights under such agreement. If Licensee elects to take such substitute agreement, Licensee shall pay royalties based on the rates set forth in its then existing agreement up to the date of such substitute agreement. Any remaining pre-payments under Licensee's then existing agreement shall apply as to the substitute agreement.

7.5 Confidentiality/Press Release. Unless otherwise required by law, government regulations, stock exchange listing rules or court order, the parties shall maintain as strictly confidential the royalty terms of the 3G Agreement and any proprietary information disclosed under, or as a result of the negotiation of, the 3G Agreement, provided that each party may disclose in confidence the royalty terms to (i) its outside counsel or accountant, or (ii) its financial advisors or prospective acquiring or acquired entity in connection with its prospective M&A transactions. Further, ITC or IDC may provide the royalty terms of this 3G Agreement in confidence to other licensees to the extent required by MFL clauses. ITC and IDC may issue a press release regarding this 3G Agreement having the content shown in Exhibit 1, attached hereto. Licensee may also issue a press release regarding the fact of the execution of this 3G Agreement. To the extent ITC and IDC desire to amend the press release contained in said Exhibit 1, or Licensee desires to make a press release, said desiring party shall provide the other party with an advance copy of its respective proposed press release for review, consent and comment; whereby consent by the other party shall not be unreasonably withheld or delayed. Licensee may disclose the royalty terms of this 3G Agreement in confidence (i) to its suppliers and customers to the extent reasonably necessary for the purpose of discussion of the burden of royalty between Licensee and its suppliers or between Licensee and its customers and (ii) to Licensee's Affiliates. Licensee's Affiliates may disclose the royalty terms of this 3G Agreement in confidence to their suppliers and customers to the extent reasonably necessary for the purpose of discussion of the burden of royalty between Licensee's Affiliates and their suppliers or between Licensee's Affiliates and their customers.

7.6 Licensee Identification on Covered Subscriber Units. All Licensee Covered Subscriber Units and Covered Infrastructure Units intended for sale within the United States shall include a statement that they are licensed under U.S. patents, including up to five patent numbers to be provided by ITC; provided that such marking requirement shall not apply to the extent that ITC fails to require other licensees manufacturing Covered Infrastructure Units and Covered Subscriber Units to mark their corresponding products with such patent numbers. ITC may designate certain Licensed Patents for inclusion on such label. Additionally, if the laws of any other country require marking goods as a condition of any award of damages in a patent infringement action, ITC may notify Licensee in writing of the name of such other country together with a copy of the text of such law. In such case, the first sentence of this
        Article 7.6 shall similarly apply as to such country, provided that in no event shall the total number of patent numbers to be included in a statement pursuant to this Article 7.6 exceed five, unless required by the laws of such other country.

7.7 Audit. Licensee shall (and shall cause its Affiliates to) keep books and records adequate to accurately determine the payments due under this 3G Agreement. The books and records must be retained for at least five (5) years after the delivery of the royalty report to which they relate. ITC shall have the right, no more than once per calendar year, to have an independent certified public accountant, who shall enter into an appropriate nondisclosure agreement with Licensee, inspect all relevant books and records of Licensee and its Affiliates on not less than forty-five (45) calendar days prior notice and during regular business hours to verify the reports and payments required to be made hereunder. The nondisclosure agreement with the auditor may include an obligation that the auditor shall not disclose to ITC more information than is reasonably necessary to determine the royalties owed hereunder. Should an underpayment in excess of [**] percent ([**]%) be discovered, Licensee shall pay the cost of the audit. In any event, Licensee shall promptly pay any underpayment together with interest at the annual rate of [**] percent ([**]%). ITC shall, at Licensee's election, either promptly reimburse any overpayment, or credit Licensee with any overpayment to Licensee against any royalties owed ITC in the subsequent calendar quarters until exhausted. All information obtained through such audit shall be held in confidence by ITC.

        Licensee shall have the right, not more than once per calendar year, to have an independent certified public accountant, who shall enter into an appropriate nondisclosure agreement with ITC, inspect all relevant agreements, books and records and the like relating to the Licensed Patents on not less than forty-five (45) calendar days prior notice and during regular business hours to verify the credit provided for pursuant to Articles 3.2 and 3.3 hereunder and the MFL

______________
** Material has been omitted and filed separately with the Commission.

        status of the Licensee. The nondisclosure agreement with the auditor may include an obligation that the auditor shall not disclose to NEC more information than is reasonably necessary to determine the credits owed hereunder. All information obtained through such audit shall be held in confidence by Licensee.

7.8 Governing Law/Venue. The validity and interpretation of this 3G Agreement shall be governed by Delaware law, without regard to conflict of laws principles. Process shall be deemed sufficient if served on either party by courier service or recognized mail delivery service (e.g. U.S. Mail), postage prepaid, certified or registered, return receipt requested, and addressed as indicated on page 1 of this 3G Agreement. The parties hereby waive any objection as to the sufficiency of the method of service provided such service is made as set forth herein.

7.9 Limited Warranty. Each party represents and warrants that it has the right to license the patents described herein. Neither party makes any other representation or warranty with regard to the validity of such patents or the licensed party's ability to use, manufacture, have manufactured or sell Covered Subscriber Units free of infringement of third party intellectual property rights. Neither party shall have any obligation to maintain or prosecute patents described hereunder.

7.10 Affiliate Performance. Each party shall be responsible for all actions required of its Affiliates hereunder and shall be liable to the other party for any adverse action or failure to perform by such party's Affiliates hereunder.

7.11 Waivers. The failure of any party to insist upon the performance of any of the terms or conditions of this 3G Agreement or to exercise any right hereunder, shall not be construed as a waiver or relinquishment of the future performance of any such term or condition.

7.12 Severability. The provisions of this 3G Agreement shall be severable, and if any of them are held invalid or unenforceable, then that provision shall be construed to the maximum extent permitted by law. The invalidity or unenforceability of one provision shall not necessarily affect any other.

7.13 No Set Off. Licensee agrees and acknowledges that it has no right to, and shall not, attempt to set off amounts claimed to be owed based on any claim that it has or may have in the future against IDC or its Affiliates other than ITC, against amounts owed hereunder.

7.14 Notices. All notices or other communications required or permitted under this 3G Agreement shall be in writing and shall be delivered by personal delivery, registered mail, return receipt requested, or a qualified "Next Day Air" delivery service addressed as indicated on page 1 of this 3G Agreement (provided that in case of notice to Licensee such notice shall be to the attention of General Manager of Intellectual Property Division) or as subsequently amended for itself by notice of a party.

7.15 Limitation. Nothing in this 3G Agreement shall be construed as: (a) an agreement to bring or prosecute actions against third party infringers of the Licensed Patents; (b) conferring any license or right under any patent other than the Licensed Patents; or (c) conferring any right to use the Licensed Patents outside the field of use defined by the license grant of this 3G Agreement.

7.16 Personal Agreement. This 3G Agreement is personal to Licensee and may not be assigned or transferred, nor may any license granted hereunder be assigned or transferred, whether by operation of law or otherwise, and any attempt to make any such assignment or transfer shall be null and void; provided, however, this 3G Agreement may be transferred in connection with the sale of all or substantially all of the business or assets of Licensee to which this 3G Agreement relates. ITC may, in its sole discretion, limit application of this license to the permitted transferee to the transferred business. If Licensee remains a separate entity after such sale, then the acquiring entity shall continue to pay royalties[**]. If Licensee does not remain a separate corporate entity, or Licensee's production facilities are merged into the acquiring company or one of its subsidiaries, then the acquiring company shall pay royalties [**]. In addition, to the extent that, after the Effective Date, Licensee acquires a new Affiliate during the term of this 3G Agreement, and such new Affiliate was not licensed under ITC's patents but sold Covered Subscriber Units and/or Covered Infrastructure Unit, Licensee shall pay ITC, within thirty (30) days of the completion of such acquisition, [**]. The licenses granted hereunder to Licensee shall survive any transfer by operation of law or otherwise of the Licensed Patents or this 3G Agreement by ITC. Notwithstanding the foregoing, the non-assertion granted by Licensee hereunder to the other parties hereunder shall be personal to such entities and shall not be assigned or transferred in any manner.

7.17 Entire Agreement/Amendment. This 3G Agreement contains the complete and final agreement between the parties, and supersedes all previous understandings relating to the subject matter hereof whether oral or written. This 3G Agreement may only be modified by a written agreement signed by duly authorized

_____________
** Material has been omitted and filed separately with the Commission.

        representatives of the parties. To the extent that, prior to the Effective Date, the parties hereto were parties to a prior written agreement covering the subject matter hereof, and Licensee has elected pursuant to an MFL clause to take the terms of this 3G Agreement, Licensee shall pay any royalties required under such prior agreement up to the date of election to take this Agreement.

7.18 Survival. The following provisions of this 3G Agreement shall survive expiration or termination of this 3G Agreement: Article 2.1 (for products manufactured, sold or otherwise transferred prior to such expiration or termination and for which a royalty has been or will be paid, and subject to all other limitations herein which shall survive to the extent necessary as regards such license grant); Article 6; Article 7.2, 7.3, 7.5, 7.7, 7.8, 7.10, 7.11, 7.13, and 7.17.

                            [Signature on Next Page]

IN WITNESS WHEREOF, the parties have executed this 3G Agreement by their duly authorized representatives.

INTERDIGITAL TECHNOLOGY CORPORATION

By: /s/ William J. Merritt
   ---------------------------------

Dated: January 14, 2002
       -----------------------------


NEC CORPORATION

By: /s/ Mineo Sugiyama
   ---------------------------------

Dated: January 15, 2002
       -----------------------------

                        Index of Attachments and Exhibits

ATTACHMENT A:              LICENSED PATENTS

ATTACHMENT B:              ROYALTY PREPAYMENT
EXHIBIT 1:                 PRESS RELEASE

                                LICENSED PATENTS

              COUNTRY
 IMATTERNO      ID      TYPE  SERIAL NO    PATENTNO                  TITLE                      STATUS      FILE     ISSUE
-----------   -------   ----  ---------    ---------- -------------------------------------   ---------  ---------   ----------
1-02AR        AR        UTL   N/A          201.326    PORTABLE TONE DECODER-ENCODER SYSTEM    EXPIRED    6/27/1974   2/28/1975

1-02AT        AT        UTL                           PORTABLE TONE DECODER-ENCODER SYSTEM    PROPOSED

1-02AU        AU        UTL                           PORTABLE TONE DECODER-ENCODER SYSTEM    PROPOSED

1-02BE        BE        UTL                           PORTABLE TONE DECODER-ENCODER SYSTEM    PROPOSED

1-02BR        BR        UTL   N/A          PI 7406893 PORTABLE TONE DECODER-ENCODER SYSTEM    ABANDONED  8/20/1974   11/11/1980

1-02CN        CA        UTL   202,627      1,031,038  PORTABLE TONE DECODER-ENCODER SYSTEM    EXPIRED    6/17/1974   5/9/1978

1-02CH        CH        UTL                           PORTABLE TONE DECODER-ENCODER SYSTEM    PROPOSED

1-02DE        DE        UTL                           PORTABLE TONE DECODER-ENCODER SYSTEM    PROPOSED

1-02ES        ES        UTL                           PORTABLE TONE DECODER-ENCODER SYSTEM    PROPOSED

1-02FR        FR        UTL                           PORTABLE TONE DECODER-ENCODER SYSTEM    PROPOSED

1-02GB        GB        UTL                           PORTABLE TONE DECODER-ENCODER SYSTEM    PROPOSED

1-02IT        IT        UTL                           PORTABLE TONE DECODER-ENCODER SYSTEM    PROPOSED

1-02JP        JP        UTL                           PORTABLE TONE DECODER-ENCODER SYSTEM    PROPOSED

1-02MX        MX        UTL                           PORTABLE TONE DECODER-ENCODER SYSTEM    PROPOSED

1-02NL        NL        UTL                           PORTABLE TONE DECODER-ENCODER SYSTEM    PROPOSED

1-02US        US        UTL   320,892      3,824,465  PORTABLE TONE DECODER-ENCODER SYSTEM    EXPIRED    1/4/1973    7/16/1974

                                                      ADAPTIVE CANCELLATION OF FIXED
2-105CA       CA        UTL   2,322,941               INTERFERERS                             PENDING    1/7/1999

                                                      ADAPTIVE CANCELLATION OF FIXED
2-105CN       CN        UTL   99803861.X              INTERFERERS                             PUBLISHED  1/7/1999

                                                      ADAPTIVE CANCELLATION OF FIXED
2-105EP       EP        UTL   99901340.2              INTERFERERS                             PUBLISHED  1/7/1999

                                                      ADAPTIVE CANCELLATION OF FIXED
2-105HK       HK        UTL   01103836.1              INTERFERERS                             PUBLISHED  1/7/1999

                              Page for Attachment A
                                       -1-

                                LICENSED PATENTS

                                                      ADAPTIVE CANCELLATION OF FIXED
2-105JP       JP        UTL   2000-536113             INTERFERERS                             PENDING    1/7/1999

                              2000-700975             ADAPTIVE CANCELLATION OF FIXED
2-105KR       KR        UTL   1                       INTERFERERS                             PENDING    1/7/1999

                                                      ADAPTIVE CANCELLATION OF FIXED
2-105US       US        UTL   09/038,922   6,289,004  INTERFERERS                             ISSUED     3/12/1998   9/11/2001

                                                      ADAPTIVE CANCELLATION OF FIXED
2-105.1US     US        UTL   09/888,882              INTERFERERS                             PENDING    6/25/2001

                              PCT/US99/0              ADAPTIVE CANCELLATION OF FIXED
2-105WO       WO        UTL   0237                    INTERFERERS                             PENDING    1/7/1999

                                                      CODE-CONTROLLED DETECTION AND
1-06US        US        UTL   626,021      4,006,316  FUNCTION ACTUATING SYSTEM               EXPIRED                2/1/1977

                                                      CODE-CONTROLLED RINGER ATTACHMENT FOR
                                                      TELEPHONE INCLUDING A-PEAK-TO-PEAK
1-07US        US        UTL   496,450      4,001,708  GAIN CONTROLLED AMPLIFIER               ABANDONED  8/12/1974   1/4/1977

1-08US        US        UTL   715,065      4,081,130  FILTER-TYPE PULSE DETECTION MEANS       EXPIRED    8/17/1976   3/28/1978

1-09US        US        UTL   755,615      4,130,731  PORTABLE TELEPHONE SYSTEM               EXPIRED    12/29/1976  12/19/1978

1-10US        US        UTL   951,734      4,211,938  TONE DETECTOR                           EXPIRED    10/16/1978  7/8/1980

1-11US        US        UTL   755,615      4,263,556  MONOSTABLE SYSTEM                       EXPIRED    10/16/1978  4/21/1981

1-12US        US        UTL   951,737      4,272,650  POWER SUPPLY SYSTEM                     EXPIRED    10/16/1978  6/9/1981

                                                      SOUND-ACTIVATED CODE-CONTROLLED
                                                      DETCTION SYSTEM FOR TELEPHONES AND
1-16AR        AR        UTL   295635       233838     THE LIKE                                EXPIRED    2/6/1984    9/30/1986

                                                      SOUND-ACTIVATED CODE-CONTROLLED
                                                      DETECTION SYSTEM FOR TELEPHONES AND
1-16AU        AU        UTL   23636/84     562026     THE LIKE                                ISSUED     1/20/1984   11/3/1987

1-16GB        GB        UTL   8401839      2153630    SOUND ACTIVATED CONTROL SYSTEM          ISSUED     1/24/1984   11/11/1987

                                                      SOUND-ACTIVATED CODE-CONTROLLED
                                                      DETECTION SYSTEM FOR TELEPHONES AND
1-16IT        IT        UTL   47627A/84    1177531    THE LIKE                                ISSUED     2/1/1984    8/26/1987

                                                      SOUND-ACTIVATED CODE-CONTROLLED
                                                      DETECTION SYSTEM FOR TELEPHONES AND
1-16JP        JP        UTL   236496/1983  2106885    THE LIKE                                ISSUED     12/16/1983  11/6/1996

                                                      SOUND-ACTIVATED CODE-CONTROLLED
                                                      DETECTION SYSTEM FOR TELEPHONES AND
1-16US        US        UTL   343,445      4,439,638  THE LIKE                                ISSUED     1/28/1982   3/27/1984

1-17US        US        UTL   371,808      4,446,339  ROTARY DIAL DECODER                     ISSUED     4/26/1982   5/1/1984

                                                      CODE-ATTACHMENT HOUSING FOR A
1-18US        US        DES   396,874      D 279,003  TELEPHONE STAND                         EXPIRED    7/9/1982    5/28/1985

1-19US        US        DES   535,242      D 285,197  HANDSET TELEPHONE UNIT                  EXPIRED    9/23/1983   8/19/1986

                              Page for Attachment A
                                       -2-

                                LICENSED PATENTS

1-20US        US        DES   535,228      D 285,200  HANDSET TELEPHONE UNIT                  EXPIRED    9/23/1983  8/19/1986

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
                                                      SYSTEM (ARGENTINEAN TITLE: UN
                                                      MODULADOR DE FASE MULTIPLE PARA
                                                      CONVERTIR UNA CORRIENTE TE DE BITIOS
1-22AR        AR        UTL   306625       241.354    DIGITALIZADA)                           ISSUED     1/29/1987   5/29/1992

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22AT        AT        UTL   A 3782/85    408.169    SYSTEM                                  ISSUED     12/31/1985

1-22AU        AU        UTL   47676/85     581249     MODEM FOR TELEPHONE SYSTEMS             ISSUED     9/23/1985   5/26/1989

1-22.1AU      AU        UTL   21624/88     588512     MODEM FOR TELEPHONE SYSTEMS             ISSUED     9/23/1985   1/11/1990

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
                                                      SYSTEM (BELGIAN TITLE: MODEM POUR
1-22BE        BE        UTL   216 097      903 986    SYSTEMES TELEPHONIQUES)                 ISSUED     1/6/1986    7/7/1986

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
                                                      SYSTEM (BRAZILIAN TITLE: MODEM PARA
                                                      UN SISTEMA TELEFONICO RF DE
1-22BR        BR        UTL   PI 8505597   PI 8505597 ASSINANTES)                             ISSUED     11/7/1985   6/25/1991

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22CN        CA        UTL   493,682      1,234,873  SYSTEM                                  ISSUED     10/23/1985  4/5/1988

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22.1CA      CA        UTL   584,023      1,324,642  SYSTEM                                  ISSUED     11/24/1988  11/23/1993

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
                                                      SYSTEM (SWISS TITLE: MODULATEUR DE
                                                      PHASES MULTIPLES, DEMODULATEUR, MODEM
                                                      LES COMPRENANT ET INSTALLATION DE
1-22CH        CH        UTL   05 546/85-0  668675     TRANSMISSION)                           ISSUED     12/30/1985  1/13/1989

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
                                                      SYSTEM (CHILEAN TITLE: UN MODULADOR
                                                      DE FASES MULTIPLES PARA CONVERTIR UNA
                                                      CORRIENTE DE BITIOS TRADUCIDES A LA
                                                      FORMA DIGITAL, EN DONDE CADA NUMERO
1-22CL        CL        UTL   82-87        36.081     DADO DE BITIOS SUCES                    ISSUED     2/12/1987   7/11/1988

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22CI        CN        UTL   86100949     3614       SYSTEM                                  EXPIRED    2/13/1986   10/11/1989

                              P 36 09                 MODEM FOR RF SUBSCRIBER TELEPHONE
1-22DE        DE        UTL   394.7                   SYSTEM                                  PENDING    3/20/1986

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22.1DE      DE        UTL   P3645387.0-31           SYSTEM                                  PENDING    3/20/1986

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22DK        DK        UTL   4270/85                 SYSTEM                                  PENDING    9/20/1985

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
                                                      SYSTEM (SPANISH TITLE:
                                                      MODULADOR-DEMODULADOR PARA SISTEMA
1-22ES        ES        UTL   548.367      548.367/0  TELEFONICO)                             ISSUED     10/30/1985  5/22/1987

                              Page for Attachment A
                                       -3-

                                LICENSED PATENTS

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
                                                      SYSTEM (SPANISH TITLE: SISTEMA PARA
                                                      CONVERTIR UN FLUJO DE BITS EN UNA
1-22.1ES      ES        UTL   557.511      557.511/7  FRECUENCIA INTERMEDIA PREDETERMINADA)   ISSUED     4/28/1987   10/2/1987

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22FI        FI        UTL   855174       86237      SYSTEM                                  ISSUED     12/30/1985  7/27/1992

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
                                                      SYSTEM (FRENCH TITLE: MODEM POUR
1-22FR        FR        UTL   85 19244     85 19244   SYSTEMIES TELEPHONIQUES)                ISSUED     12/26/1985  4/9/1993

1-22GB        GB        UTL   8525463      2174274    MODEM FOR TELEPHONE SYSTEMS             ISSUED     10/16/1985  4/26/1989

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22HK        HK        UTL   960/1989     960/1989   SYSTEM                                  ISSUED     10/16/1985  11/30/1989

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22ID        ID        UTL   P-003023     0 002 874  SYSTEM                                  ISSUED     5/19/1992   7/20/1998

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22.1ID      ID        UTL   P-981034     ID0003840  SYSTEM                                  ISSUED     2/12/1987   4/30/1999

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22IE        IE        UTL   2730/85      56779      SYSTEM                                  ISSUED     11/4/1985   4/1/1992

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22IL        IL        UTL   76617        76617      SYSTEM                                  ISSUED     10/9/1985   3/16/1990

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22IN        IN        UTL   852/DEL/85   165,182    SYSTEM                                  EXPIRED    10/15/1985  3/16/1990

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22IT        IT        UTL   47780A/86    1191293    SYSTEM                                  ISSUED     3/17/1986   2/24/1988

                              S61-39330/8  2543342    MODEM FOR RF SUBSCRIBER TELEPHONE
1-22JP        JP        UTL   6                       SYSTEM                                  ISSUED     2/26/1986   7/25/1996


                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22.1JP      JP        UTL   H7-348918    2926311    SYSTEM                                  ISSUED     12/8/1995   5/14/1999

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22KR        KR        UTL   8217/85      41,756     SYSTEM                                  ISSUED     11/4/1985   2/7/1991

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22MX        MX        UTL   1940         161.796    SYSTEM                                  ISSUED     3/20/1986   12/28/1990

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22MY        MY        UTL   PI 870085    MY-101141A SYSTEM                                  ISSUED     2/20/1987   7/31/1991

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22NL        NL        UTL   85.03399     192908     SYSTEM                                  ISSUED     12/10/1985  4/2/1998

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22NO        NO        UTL   854602       179.929    SYSTEM                                  ISSUED     11/18/1985  1/8/1997

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
                                                      SYSTEM (SWEDISH TITLE: MODEM FOR
1-22SE        SE        UTL   8504663-9    8504663-9  TELEFONSYSTEM)                          ISSUED     10/9/1985   3/21/1991

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22SG        SG        UTL   8990651-5    30926      SYSTEM                                  ISSUED     10/16/1985  11/28/1989

                              Page for Attachment A
                                       -4-

                                LICENSED PATENTS

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22TW        TW        UTL   74105807     26186      SYSTEM                                  EXPIRED    9/23/1986   4/18/1987

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-22US        US        UTL   06/713,923   4,644,561  SYSTEM                                  ISSUED     3/20/1985   2/17/1987

                                                      MODEM FOR RF SUBSCRIBER TELEPHONE
1-27US        US        UTL   920,230      4,764,940  SYSTEM                                  ISSUED     11/24/1986  8/16/1988

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
                                                      SINGLE OR A PLURALITY OF RF CHANNELS
                                                      (ARGENTINEAN TITLE - DISPOSICION
1-23AR        AR        UTL   306626       241429     TELEFONICA DE RF PAR                    ISSUED     1/29/1987   7/31/1992

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23AT        AT        UTL   A 731/86     404202     SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     3/19/1986   9/25/1998

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23AU        AU        UTL   47679/85     576627     SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     9/23/1985   2/14/1989

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.1AU      AU        UTL   24710/88     595139     SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     9/23/1985   7/10/1990

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23BE        BE        UTL   0/216151     904 065    SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     1/20/1986   2/14/1986

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23BR        BR        UTL   PI 8505598   PI 8505598 SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     11/7/1985   3/30/1993

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23CA        CA        UTL   493,609      1,250,673  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     10/23/1985  2/28/1989

                                                      SYSTEM. (SUBSCRIBER RF TELEPHONE SYSTEM
                                                      FOR PROVIDING MULTIPLE SPEECH AND/OR
                                                      DATA SIGNALS SIMULTANEOUSLY OVER EITHER
                                                      A SINLGE OR A PLURALITY OF RF
1-23.1CA      CA        UTL   576,582      1,307,064  CHANNELS.)                              ISSUED     9/6/1988    9/1/1992

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23CH        CH        UTL   159/86-7     675333     SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     1/16/1986   9/14/1990

                              Page for Attachment A
                                       -5-

                                LICENSED PATENTS

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23CL        CL        UTL   139-87       36.080     SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     3/10/1987   7/11/1988

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
                                                      SINGLE OR A PLURALITY OF RF CHANNELS
                                                      (CHILEAN TITLE - SISTEMA DE
1-23.1CL      CL        UTL   059-89       37.738     COMUNICATION DIGITAL ENTR               ISSUED     2/2/1989    6/12/1991

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23CN        CN        UTL   86100014     7934       SINGLE OR A PLURALITY OF RF CHANNELS    EXPIRED    1/4/1986    11/14/1990

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
                                                      SINGLE OR A PLURALITY OF RF CHANNELS
                              P 36 45                 (GERMAN TITLE: VERFAHREN ZUM
1-23.1DE      DE        UTL   295.5                   BEARBEITEN WENIGSTENS EI                ABANDONED  3/20/1986

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
                                                      SINGLE OR A PLURALITY OF RF CHANNELS
                              P 36 45                 (GERMAN TITLE: BASISSTATION FUR EIN
1-23.2DE      DE        UTL   296.3                   RF-TELEFONSYSEMM                        ABANDONED  3/20/1986

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
                                                      SINGLE OR A PLURALITY OF RF CHANNELS
                              P 36 45                 (GERMAN TITLE: VERFAHREN ZUM
1-23.3DE      DE        UTL   297.1                   BETREIBEN WENIGSTENS EIN                ABANDONED  3/20/1986

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
                                                      SINGLE OR A PLURALITY OF RF CHANNELS
                              P 36 45                 (GERMAN TITLE: VERFAHREN ZUM
1-23.4DE      DE        UTL   299.8                   HERSTELEEN EINER DRAHTLO                ABANDONED  3/20/1986

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23DE        DE        UTL   P3609395.5   3609395    SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     3/20/1986   6/28/1990

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.5DE      DE        UTL   P3645360.9   3645360    SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     3/20/1986   1/25/2001

                              Page for Attachment A
                                       -6-

                                LICENSED PATENTS

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                              P3645383.8-             SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.6DE      DE        UTL   51                      SINGLE OR A PLURALITY OF RF CHANNELS    PENDING    3/20/1986

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.1DK      DK        UTL   1337/95                 SINGLE OR A PLURALITY OF RF CHANNELS    PENDING    9/20/1985

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23DK        DK        UTL   4269/85                 SINGLE OR A PLURALITY OF RF CHANNELS    PENDING    9/20/1985

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.1ES      ES        UTL   557.496      557.496/X  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     10/30/1985  10/14/1987

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23ES        ES        UTL   548.366      548.366/2  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     10/30/1985  5/19/1987

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.2ES      ES        UTL   8803594      8803594/8  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     11/24/1988  6/29/1989

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.3ES      ES        UTL   8903349      8903349    SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     10/5/1989   4/24/1991

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23FI        FI        UTL   855175                  SINGLE OR A PLURALITY OF RF CHANNELS    PUBLISHED  12/30/1985

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.1FI      FI        UTL   963647       104676     SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     12/30/1985  4/14/2000

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23FR        FR        UTL   86 00440     86 00440   SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     1/14/1986   1/14/1986

                              Page for Attachment A
                                       -7-

                                LICENSED PATENTS

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23GB        GB        UTL   8525464      2174571    SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     10/16/1985  8/31/1989

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                              870966/87.1             SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23GR        GR        UTL   0/           870966     SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     6/19/1987   12/4/1987

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.1GR      GR        UTL   880100694    1000657    SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     10/14/1988  5/7/1992

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23HK        HK        UTL   3/1990       3/1990     SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     10/16/1985  1/4/1990

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23ID        ID        UTL   P-004466                SINGLE OR A PLURALITY OF RF CHANNELS    PENDING    7/31/1992

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23IE        IE        UTL   2731/85      56780      SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     11/4/1985   4/1/1992

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23IL        IL        UTL   76618        76618      SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     10/9/1985   12/29/1989

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23IN        IN        UTL   855/DEL/85   165,724    SINGLE OR A PLURALITY OF RF CHANNELS    EXPIRED    10/15/1985  8/10/1990

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23IT        IT        UTL   47781A/86    1191300    SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     3/17/1986   2/24/1988

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23JP        JP        UTL   39331/86     2816349    SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     2/26/1986   8/21/1998

                              Page for Attachment A
                                       -8-

                                LICENSED PATENTS

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.1JP      JP        UTL   H9-236592    2979064    SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     7/11/1997   9/17/1999

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.2JP      JP        UTL   H11-65355    3186733    SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     2/5/1999    5/11/2001

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.3JP      JP        UTL   2000-142479             SINGLE OR A PLURALITY OF RF CHANNELS    PENDING    5/15/2000

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.4JP      JP        UTL   N/A                     SINGLE OR A PLURALITY OF RF CHANNELS    PENDING    2/26/1986

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23KR        KR        UTL   8416/85      40,230     SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     11/11/1985  9/30/1990

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23MX        MX        UTL   1939         162.175    SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     3/20/1986   4/5/1991

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.1MY      MY        UTL  PI 8801152    MY-102335A SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     2/20/1987   5/28/1992

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23MY        MY        UTL  PI 8700086    MY100722A  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     2/20/1987   1/31/1991

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23NL        NL        UTL   85.03400                SINGLE OR A PLURALITY OF RF CHANNELS    PENDING    12/10/1985

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
                                                      SINGLE OR A PLURALITY OF RF CHANNELS
                                                      (NORWEGIAN TITLE: MODEM FOR
1-23.1NO      NO        UTL   19942346     304090     TELEFONSYSTEMER, ELLER AB               ISSUED     11/18/1985  10/19/1998

                              Page for Attachment A
                                       -9-

                                LICENSED PATENTS

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23NO        NO        UTL   854603                  SINGLE OR A PLURALITY OF RF CHANNELS    ABANDONED  11/18/1985

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.2NO      NO        UTL   19945085     308879     SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     11/18/1985  11/6/2000

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23PT        PT        UTL   85.136       85.136     SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     6/22/1987   9/12/1994

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23SE        SE        UTL   8504662-1    8504662-1  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     10/9/1985   3/2/1998

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.1SE      SE        UTL   9704730.2               SINGLE OR A PLURALITY OF RF CHANNELS    PENDING    10/9/1985

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23SG        SG        UTL   649/89       8990649.9  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     10/16/1985  2/9/1990

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23TR        TR        UTL   24577                   SINGLE OR A PLURALITY OF RF CHANNELS    ABANDONED  6/19/1987

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23TW        TW        UTL   74105869     30412      SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     9/28/1985   2/15/1989

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23.1TW      TW        UTL   74105869A01  74105869   SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     11/26/1988  3/1/1990

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-23US        US        UTL   06/713,925   4,675,863  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     3/20/1985   6/23/1987

                              Page for Attachment A
                                      -10-

                                LICENSED PATENTS

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-29US        US        UTL   31,045       4,817,089  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     3/27/1987   3/28/1989

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-58.5US      US        UTL   08/926,405   6,014,374  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     9/9/1997    1/11/2000

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-58.4US      US        UTL   08/724,930   5,734,678  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     10/2/1996   3/31/1998

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-58.3US      US        UTL   08/052,013   5,657,358  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     4/22/1993   8/12/1997

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-58.2US      US        UTL   08/052,006              SINGLE OR A PLURALITY OF RF CHANNELS    ABANDONED  4/22/1993

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-58.1US      US        UTL   08/051,762   5,687,194  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     4/22/1993   11/11/1997

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-58US        US        UTL   07/831,198              SINGLE OR A PLURALITY OF RF CHANNELS    ABANDONED  1/31/1992

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-56US        US        UTL   634,770      5,119,375  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     12/27/1990  6/2/1992

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-46US        US        UTL   349,301      5,022,024  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     5/8/1989    6/4/1991

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-45US        US        UTL   324,651      4,912,705  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     3/16/1989   3/27/1990

                              Page for Attachment A
                                      -11-

                                LICENSED PATENTS

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1K.2          US        UTL   90/004,868   B14817089, SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     12/12/1997  2/1/2000

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-53US        US        UTL   439,100      5,121,391  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     11/17/1989  6/9/1992

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1K.3          US        UTL   90/004,869   5,022,024  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     12/12/1997  6/22/1999

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-58.6US      US        UTL   09/433,430   6,282,180  SINGLE OR A PLURALITY OF RF CHANNELS    ISSUED     11/4/1999   8/28/2001

                                                      SUBSCRIBER RF TELEPHONE SYSTEM FOR
                                                      PROVIDING MULTIPLE SPEECH AND/OR DATA
                                                      SIGNALS SIMULTANEOUSLY OVER EITHER A
1-58.7US      US        UTL   09/923,171              SINGLE OR A PLURALITY OF RF CHANNELS    PENDING    8/6/2001

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25AR        AR        UTL   306.643      236.851    ASSIGNABLE FREQUENCY CHANNELS           ISSUED     1/30/1987   4/29/1988

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25AT        AT        UTL   A 364/87     400.787    ASSIGNABLE FREQUENCY CHANNELS           ISSUED     2/19/1987   7/15/1995

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25AU        AU        UTL   64298/86     570859     ASSIGNABLE FREQUENCY CHANNELS           ISSUED     10/21/1986  9/23/1988

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25BE        BE        UTL   0/217461     905.821    ASSIGNABLE FREQUENCY CHANNELS           ISSUED     11/27/1986  5/27/1987

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25BR        BR        UTL   PI 8701214              ASSIGNABLE FREQUENCY CHANNELS           ABANDONED  3/30/1987

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25CA        CA        UTL   528,878      1,257,337  ASSIGNABLE FREQUENCY CHANNELS           ISSUED     1/7/1987    7/11/1989

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25CH        CH        UTL   4673/86      671661     ASSIGNABLE FREQUENCY CHANNELS           ISSUED     11/21/1986  9/15/1989

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25CL        CL        UTL   140-87       36.026     ASSIGNABLE FREQUENCY CHANNELS           ISSUED     3/10/1987   5/20/1988

                              Page for Attachment A
                                      -12-

                                LICENSED PATENTS

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25CN        CN        UTL   8710989.2    7375       ASSIGNABLE FREQUENCY CHANNELS           ISSUED     3/18/1987   10/17/1990

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                              P 36 40                 TELEPHONE SYSTEM HAVING MULTIPLE
1-25DE        DE        UTL   555.8        36 40 555  ASSIGNABLE FREQUENCY CHANNELS           ISSUED     11/27/1986  5/15/1997

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25DK        DK        UTL   1287/87                 ASSIGNABLE FREQUENCY CHANNELS           PENDING    3/13/1987

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25ES        ES        UTL   8603225      8603225/9  ASSIGNABLE FREQUENCY CHANNELS           ISSUED     11/28/1986  10/24/1988

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25FI        FI        UTL   864927       90608      ASSIGNABLE FREQUENCY CHANNELS           ISSUED     12/2/1986   2/25/1994

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25FR        FR        UTL   8616165      8616165    ASSIGNABLE FREQUENCY CHANNELS           ISSUED     11/20/1986  12/14/1990

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25GB        GB        UTL   8627430.5    2188201    ASSIGNABLE FREQUENCY CHANNELS           ISSUED     11/17/1986  12/6/1989

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25HK        HK        UTL   662/1990     662/1990   ASSIGNABLE FREQUENCY CHANNELS           ISSUED     11/17/1986  8/23/1990

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25ID        ID        UTL   P-003071     0000335    ASSIGNABLE FREQUENCY CHANNELS           ISSUED     2/24/1987  11/15/1995

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25IE        IE        UTL   3044/86                 ASSIGNABLE FREQUENCY CHANNELS           ABANDONED  11/18/1986

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25IL        IL        UTL   80496        80496      ASSIGNABLE FREQUENCY CHANNELS           ISSUED     11/4/1986   7/30/1990

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25IN        IN        UTL   940/DEL/86   169,257    ASSIGNABLE FREQUENCY CHANNELS           EXPIRED    10/23/1986  8/7/1992

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25IT        IT        UTL   47728A/87    1205753    ASSIGNABLE FREQUENCY CHANNELS           ISSUED     3/16/1987   3/31/1989

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25JP        JP        UTL   S62-060262   2063467    ASSIGNABLE FREQUENCY CHANNELS           ISSUED     3/17/1987   6/24/1996

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25KR        KR        UTL   9709/86      34,631     ASSIGNABLE FREQUENCY CHANNELS           ISSUED     11/17/1986   7/23/1990

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25MX        MX        UTL   4869         164.954    ASSIGNABLE FREQUENCY CHANNELS           ISSUED     1/6/1987    10/9/1992

                              Page for Attachment A
                                      -13-

                                LICENSED PATENTS

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25MY        MY        UTL   PI 8700304   MY-101551A ASSIGNABLE FREQUENCY CHANNELS           ISSUED     3/16/1987   12/17/1991

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25NL        NL        UTL   87.00646                ASSIGNABLE FREQUENCY CHANNELS           ABANDONED  3/18/1987

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25NO        NO        UTL   864619                  ASSIGNABLE FREQUENCY CHANNELS           ABANDONED  11/19/1986

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25SE        SE        UTL   8604662-0    8604662-0  ASSIGNABLE FREQUENCY CHANNELS           ISSUED     10/31/1986  2/4/1993

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25SG        SG        UTL                115/90     ASSIGNABLE FREQUENCY CHANNELS           ISSUED                 6/4/1990

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25TW        TW        UTL   75106213     27554      ASSIGNABLE FREQUENCY CHANNELS           ISSUED     12/24/1986  1/30/1988

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-25US        US        UTL   07/840,908   4,785,260  ASSIGNABLE FREQUENCY CHANNELS           ISSUED     3/18/1986   11/15/1988

                                                      FREQUENCY SYNTHESIZER FOR BROADCAST
                                                      TELEPHONE SYSTEM HAVING MULTIPLE
1-34US        US        UTL   211,758      4,862,107  ASSIGNABLE FREQUENCY CHANNELS           ISSUED     6/27/1988   8/29/1989

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26AR        AR        UTL   306,644      244,479    TELEPHONE SYSTEM                        ISSUED     1/30/1987   10/29/1993

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26AT        AT        UTL   A 365/87     404203     TELEPHONE SYSTEM                        ISSUED     2/19/1987   9/25/1998

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26AU        AU        UTL   64297/86     570152     TELEPHONE SYSTEM                        ISSUED     10/21/1986  9/2/1988

1-26.1AU      AU        UTL   81363/87     577729     MODEM                                   ISSUED     10/21/1986  2/15/1989

1-26.4AU      AU        UTL   81371/87     579782     AMP AND A TO D CONVERTER SYSTEM         ISSUED     10/21/1986  5/10/1989

1-26.2AU      AU        UTL   81366/87     579966     SUBSCRIBER UNIT                         ISSUED     10/21/1986  5/10/1989

1-26.9AU      AU        UTL   81370/87     579781     FREQUENCY CONVERTOR                     ISSUED     10/21/1986  5/5/1989

1-26.8AU      AU        UTL   81365/87     579779     INTERPOLATOR                            ISSUED     10/21/1986  5/5/1989

1-26.7AU      AU        UTL   81367/87     579780     FREQUENCY SYNTHESIZER                   ISSUED     10/21/1986  5/5/1989

1-26.6AU      AU        UTL   81364/87     579778     DEGLITCHING SYSTEM                      ISSUED     10/21/1986  5/5/1989

                              Page for Attachment A
                                      -14-

                                LICENSED PATENTS

1-26.5AU      AU        UTL   81369/87     576991     PHASE AND FREQUENCY CORRECTION SYSTEM   ISSUED     10/21/1986  2/15/1989

1-26.3AU      AU        UTL   81368/87     577987     A MODEM DEMULTIPLEXING SYSTEM           ISSUED     10/21/1986  2/27/1989

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (BELGIAN TITLE:
                                                      SYNTHETISEUR DE FREQUENCE POUR
                                                      SYSTEME RADIOTELEPHONIQUE COMPORTANT
                                                      DES VOIES MULTIPLES AUXQUELLES ON
1-26BE        BE        UTL   0/217462     905 822    PEUT)                                   ISSUED     11/27/1986  5/27/1987

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (BRAZILIAN TITLE:
                                                      UNIDADE DE ASSINANTE PARA UM SISTEMA
1-26BR        BR        UTL   PI 8701441   PI 8701441 TELEFONICO DIGITAL SEM FIO)             ISSUED     3/17/1987   11/30/1993

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.1CN      CA        UTL   608,562      1,272,817  TELEPHONE SYSTEM                        ISSUED     4/8/1987    8/14/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.2CN      CA        UTL   608,567                 TELEPHONE SYSTEM                        ABANDONED  4/8/1987

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.5CA      CA        UTL   608,565      1,319,957  TELEPHONE SYSTEM                        ISSUED     4/8/1987    7/6/1993

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.6CA      CA        UTL   608,566      1,338,743  TELEPHONE SYSTEM                        ISSUED     8/16/1989   11/26/1996

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.7CN      CA        UTL   608,563      1,303,687  TELEPHONE SYSTEM                        ISSUED     4/8/1987    6/16/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.8CN      CA        UTL   608,564      1,303,686  TELEPHONE SYSTEM                        ISSUED     4/8/1987    6/16/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.9CN      CA        UTL   611,686      1,274,630  TELEPHONE SYSTEM                        ISSUED     4/8/1987    9/25/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26CA        CA        UTL   534,177      1,263,900  TELEPHONE SYSTEM                        ISSUED     4/8/1987    12/12/1989

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.3CA      CA        UTL   611,684      1,272,316  TELEPHONE SYSTEM                        ISSUED     4/8/1987    7/31/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.4CA      CA        UTL   611,685      1,272,317  TELEPHONE SYSTEM                        ISSUED     4/8/1987    7/31/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (SWISS TITLE:
                                                      ENSEMBLE D'ABONNE POUR INSTALLATION
                                                      TELEPHONIQUE NUMERIQUE SANS FIL,
                                                      DISPOSITIF DE SUPPRESSION DE POINTES
1-26CH        CH        UTL   4696/86-9    674435     ET CONVERTISSEURS POUR CET              ISSUED     11/24/1986  5/31/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (CHILEAN TITLE:
                                                      APARATO TELEFONICO INALAMBRICO DE
                                                      ABONADO PARA CONEXION INALAMBRICA CON
                                                      UNA CENTRAL DE BASE, PROVIDSTO DE
1-26CL        CL        UTL   141-87       36.079     PROCESADORES QUE CONVIER                ISSUED     3/10/1987   7/11/1988

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26CI        CN        UTL   87103449     8278       TELEPHONE SYSTEM                        ISSUED     5/12/1987   1/2/1991

                              Page for Attachment A
                                      -15-

                                LICENSED PATENTS

                              P 36 44                 SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26DE        DE        UTL   066.3        3644066    TELEPHONE SYSTEM                        ISSUED     12/22/1986  3/2/2000

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.1DE      DE        UTL   P3645388.9-             TELEPHONE SYSTEM                        PENDING    12/22/1986
                              35

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26DK        DK        UTL   1789/87                 TELEPHONE SYSTEM                        PENDING    4/8/1987

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.1DK      DK        UTL   PA199801517             TELEPHONE SYSTEM                        PENDING    11/19/1998

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (SPANISH TITLE:
                                                      APARATO TELEFONICO DIGITAL
                                                      INALAMBRICO DE ABONADO PARA CONECTAR
1-26ES        ES        UTL   8603224      8603224/0  A UNA CENTRAL DE BASE)                  ISSUED     11/28/1986  9/20/1988

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.1FI      FI        UTL   900737       85317      TELEPHONE SYSTEM                        ISSUED     12/3/1986   3/25/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26FI        FI        UTL   864943       85077      TELEPHONE SYSTEM                        ISSUED     12/3/1986   2/25/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (FRENCH TITLE:
                                                      ENSEMBLE D'ABONNE POUR TELEPHONIE
                                                      NUMERIQUE SANS FIL; MODEM ET
                                                      DISPOSITIFS DIVERS (SYNTHETISEUR DE
1-26.1FR      FR        UTL   87 10220     87 10220   FREQUENCE...) POUR CET ENSEMBLE         ISSUED     11/21/1986  12/17/1993

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (FRENCH TITLE:
                                                      ENSEMBLE D'ABONNE POUR TELEPHONIE
                                                      NUMERIQUE SANS FIL; MODEM ET
                                                      DISPOSITIFS DIVERS (SYNTHETISEUR DE
1-26.2FR      FR        UTL   8710228      8710228    FREQUENCE...) POUR CET ENSEMBLE         ISSUED     11/21/1986  1/7/1994

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (FRENCH TITLE:
                                                      ENSEMBLE D'ABONNE POUR TELEPHONIE
                                                      NUMERIQUE SANS FIL; MODEM ET
                                                      DISPOSITIFS DIVERS (SYNTHETISEUR DE
1-26.3FR      FR        UTL   8710227      8710227    FREQUENCE...) POUR CET ENSEMBLE         ISSUED     11/21/1986  9/28/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (FRENCH TITLE:
                                                      ENSEMBLE D'ABONNE POUR TELEPHONIE
                                                      NUMERIQUE SANS FIL; MODEM ET
                                                      DISPOSITIFS DIVERS (SYNTHETISEUR DE
1-26.4FR      FR        UTL   8710226      8710226    FREQUENCE...) POUR CET ENSEMBLE         ISSUED     11/21/1986  3/15/1991

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (FRENCH TITLE:
                                                      ENSEMBLE D'ABONNE POUR TELEPHONIE
                                                      NUMERIQUE SANS FIL; MODEM ET
                                                      DISPOSITIFS DIVERS (SYNTHETISEUR DE
1-26.5FR      FR        UTL   8710225      8710225    FREQUENCE...) POUR CET ENSEMBLE         ISSUED     11/21/1986  3/23/1990

                              Page for Attachment A
                                      -16-

                                LICENSED PATENTS

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (FRENCH TITLE:
                                                      ENSEMBLE D'ABONNE POUR TELEPHONIE
                                                      NUMERIQUE SANS FIL; MODEM ET
                                                      DISPOSITIFS DIVERS (SYNTHETISEUR DE
1-26.6FR      FR        UTL   8710224      8710224    FREQUENCE...) POUR CET ENSEMBLE         ISSUED     11/21/1986  7/13/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (FRENCH TITLE:
                                                      ENSEMBLE D'ABONNE POUR TELEPHONIE
                                                      NUMERIQUE SANS FIL; MODEM ET
                                                      DISPOSITIFS DIVERS (SYNTHETISEUR DE
1-26.7FR      FR        UTL   8710223      8710223    FREQUENCE...) POUR CET ENSEMBLE         ISSUED     11/21/1986  11/19/1993

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (FRENCH TITLE:
                                                      ENSEMBLE D'ABONNE POUR TELEPHONIE
                                                      NUMERIQUE SANS FIL; MODEM ET
                                                      DISPOSITIFS DIVERS (SYNTHETISEUR DE
1-26.8FR      FR        UTL   8710222      8710222    FREQUENCE...) POUR CET ENSEMBLE         ISSUED     11/21/1986  9/28/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (FRENCH TITLE:
                                                      ENSEMBLE D'ABONNE POUR TELEPHONIE
                                                      NUMERIQUE SANS FIL; MODEM ET
                                                      DISPOSITIFS DIVERS (SYNTHETISEUR DE
1-26.9FR      FR        UTL   8710221      8710221    FREQUENCE...) POUR CET ENSEMBLE         ISSUED     11/21/1986  7/13/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (FRENCH TITLE:
                                                      ENSEMBLE D'ABONNE POUR TELEPHONIE
                                                      NUMERIQUE SANS FIL; MODEM ET
                                                      DISPOSITIFS DIVERS (SYNTHETISEUR DE
1-26FR        FR        UTL   8616232      8616232    FREQUENCE...) POUR CET ENSEMBLE         ISSUED     11/21/1986  12/14/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26GB        GB        UTL   8627428      GB2194711A TELEPHONE SYSTEM                        ISSUED     11/17/1986  4/24/1991

1-26.1GB      GB        UTL   8717217.7    2194417    A MODEM                                 ISSUED     7/21/1987   4/24/1991

1-26.2GB      GB        UTL   8717218.5    2 194 404  DEGLITCHING SYSTEM                      ISSUED     7/21/1987   3/6/1991

1-26.3GB      GB        UTL   8717219.3    2 194 418  AN INTERPOLATOR                         ISSUED     7/21/1987   4/24/1991

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.4GB      GB        UTL   8717220.1    2 194 708  TELEPHONE SYSTEM                        ISSUED     7/21/1987   11/21/1990

1-26.5GB      GB        UTL   8717221.9    2194403    A FREQUENCY SYNTHESIZER SYSTEM          ISSUED     7/21/1987   3/27/1991

1-26.6GB      GB        UTL   8717222.7    2 198 915  A TRANSMISSION SYSTEM                   ISSUED     7/21/1987   4/24/1991

                                                      A SYMBOL TIMING TRACKING AND
1-26.7GB      GB        UTL   8717223.5    2 198 916  AUTOMATIC FREQUENCY CONTROL SYSTEM      ISSUED     7/21/1987   4/24/1991

1-26.8GB      GB        UTL   8717224.3    2199214    AN UPCONVERTER                          ISSUED     7/21/1987   5/1/1991

1-26.9GB      GB        UTL   8717225.0    2 199 206  A SUBSCRIBER UNIT                       ISSUED     7/21/1987   3/13/1991

                              Page for Attachment A
                                      -17-

                                LICENSED PATENTS


                              871236/13/1             SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26GR        GR        UTL   1            871236     TELEPHONE SYSTEM                        ISSUED     8/4/1987    2/23/1988

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26HK        HK        UTL                641/1994   TELEPHONE SYSTEM                        ISSUED                 7/7/1994

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26ID        ID        UTL   P-003070                TELEPHONE SYSTEM                        PENDING    5/21/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26IE        IE        UTL   3045/86      067260     TELEPHONE SYSTEM                        ISSUED     11/18/1986  2/20/1996

1-26.1IE      IE        UTL   3835/91      067262     A MODEM                                 ISSUED     11/18/1986  2/20/1996

1-26.2IE      IE        UTL   3836/91      067263     AN INTERPOLATOR                         ISSUED     11/18/1986  2/20/1996

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.3IE      IE        UTL   3837/91      067264     TELEPHONE SYSTEM                        ISSUED     11/18/1986  2/20/1996

1-26.4IE      IE        UTL   3838/91      067265     A TRANSMISSION SYSTEM                   ISSUED     11/18/1986  2/20/1996

1-26.1IL      IL        UTL   94835        94835      DPSK CONVERTER FOR MODEM                ISSUED     11/4/1986   10/2/1991

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.2IL      IL        UTL   94836        94836      TELEPHONE SYSTEM                        ISSUED     11/4/1986   10/2/1991

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.3IL      IL        UTL   94837        94837      TELEPHONE SYSTEM                        ISSUED     11/4/1986   10/2/1991

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.4IL      IL        UTL   94838        94838      TELEPHONE SYSTEM                        ISSUED     11/4/1986   10/2/1991

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.5IL      IL        UTL   94839        94839      TELEPHONE SYSTEM                        ISSUED     11/4/1986   10/2/1991

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26IL        IL        UTL   80497        80497      TELEPHONE SYSTEM                        ISSUED     11/4/1986   10/2/1991

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.1IN      IN        UTL   597/DEL/89              TELEPHONE SYSTEM                        EXPIRED    10/23/1986

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.2IN      IN        UTL   598/DEL/89              TELEPHONE SYSTEM                        ABANDONED  10/23/1986

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.3IN      IN        UTL   599/DEL/89   176,604    TELEPHONE SYSTEM                        EXPIRED    10/23/1986  4/3/1998

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.4IN      IN        UTL   600/DEL/89              TELEPHONE SYSTEM                        ABANDONED  10/23/1986

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.5IN      IN        UTL   601/DEL/89   175,717    TELEPHONE SYSTEM                        EXPIRED    10/23/1986  3/21/1997

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.6IN      IN        UTL   602/DEL/89   176273     TELEPHONE SYSTEM                        EXPIRED    10/23/1986  7/2/1999

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.7IN      IN        UTL   603/DEL/89              TELEPHONE SYSTEM                        ABANDONED  10/23/1986

                              Page for Attachment A
                                      -18-

                                LICENSED PATENTS


                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.8IN      IN        UTL   604/DEL/89              TELEPHONE SYSTEM                        ABANDONED  10/23/1986

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26IN        IN        UTL   937/DEL/86   170,912    TELEPHONE SYSTEM                        EXPIRED    10/23/1986  11/5/1993

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (ITALIAN TITLE:
                                                      UNITA DI UTENTE PER SISTEMA
                                                      RADIOTELEFONICO DIGITALE E
1-26IT        IT        UTL   47921A/87    1207336    DISPOSITIVI COMPONENTI)                 ISSUED     5/13/1987   5/17/1989

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26JP        JP        UTL   S62-74573/87            TELEPHONE SYSTEM                        ABANDONED  3/30/1987

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.1JP      JP        UTL   H8-234687    3110681    TELEPHONE SYSTEM                        ISSUED     3/30/1987   9/14/2000

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26.2JP      JP        UTL   H10-30496               TELEPHONE SYSTEM                        PENDING    1/28/1998

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26KR        KR        UTL   10125/86     36,649     TELEPHONE SYSTEM                        ISSUED     11/28/1986  10/15/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (MEXICAN TITLE:
                                                      UNIDAD DE ABONADO PARA SISTEMA
1-26MX        MX        UTL   4870         164.955    TELEFONICO - DIGITAL INALAMRICO)        ISSUED     1/6/1987    10/9/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (DUTCH TITLE:
                                                      DEGLITCHING-INRICHTING VOOR EEN
                                                      OMZETTER VAN EEN
1-26.2NL      NL        UTL   9002798                 TELECOMMUNICATIESYSTEEM)                ABANDONED  3/18/1987

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (DUTCH TITLE:
                                                      DEMODULATOR VOOR EEN MODEM VAN EEN
1-26.4NL      NL        UTL   9002800                 DIGITAAL COMMUNICATIESYSTEEM)           ABANDONED  3/18/1987

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (DUTCH TITLE:
                                                      SYMBOOLTIJDVOLG- EN AUOMATISCHE
                                                      FREQUENTIEREGELINRICHTING VOOR EEN
1-26.5NL      NL        UTL   9002801                 COMMUNICATIESTEISEL)                    ABANDONED  3/18/1987

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (DUTCH TITLE:
1-26.6NL      NL        UTL   9002802                 DIGITALE OMHOOGOMZETTER)                ABANDONED  12/18/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (DUTCH TITLE:
                                                      SYSTEEM VOOR HET OMZETTEN VAN EEN
                                                      ANALOOG SIGNAAL IN EEN DIGITAAL
1-26.7NL      NL        UTL   9002803                 SIGNAAL)                                ABANDONED  3/18/1987

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (DUTCH TITLE:
                                                      ABONNEE-EENHEID VOOR EEN DRAADLOOS
1-26.8NL      NL        UTL   9002805                 DIGITAAL TELEFOONSTEISEL)               ABANDONED  3/18/1987

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (DUTCH TITLE:
1-26.9NL      NL        UTL   9002806                 INTERPOLATOR)                           PENDING    12/18/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26NL        NL        UTL   87.00645     192170     TELEPHONE SYSTEM                        ISSUED     3/18/1987   2/4/1997

                              Page for Attachment A
                                      -19-

                                LICENSED PATENTS

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (DUTCH TITLE:
                                                      FREQUENTIE-SYNTHESIZER VOOR EEN
1-26.3NL      NL        UTL   9002799      193557     DIGITAAL COMMUNICATIESTEISSEL)          ISSUED     3/18/1987   2/2/2000

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (DUTCH TITLE: MODEM
1-26.1NL      NL        UTL   9002797      193712     VOOR EEN DIGITAAL COMMUNICATIESYSTEEM)  ISSUED     3/18/1987   7/4/2000

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (NORWEGIAN TITLE:
                                                      ABONNENT-ENHET FOR TRADLOST DIGITALT
1-26NO        NO        UTL   864618       172090     TELEFONSYSTEM)                          ISSUED     11/19/1986  6/2/1993

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (PORTUGUESE TITLE:
                                                      UNIDADE DE ASSINANTE PARA SISTEMA
1-26PT        PT        UTL   85.503       85.503     TELEFONICO DIGITAL SEM FIOS)            ISSUED     8/6/1987    9/1/1993

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (SWEDISH TITLE: I
                                                      ETT TRADLOST, DIGITALT TELEFONISYSTEM
1-26SE        SE        UTL   8604661-2               INGAENDE ABONNENTENHET)                 ABANDONED  10/31/1986

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (SWEDISH TITLE:
                                                      MODEM, INTERPOLATOR,
                                                      FREKVENSSYNTETISATOR, ABONNENTENHET
                                                      OCH FREKVENSOMVANDLARE FORETRADESVIS
1-26.2SE      SE        UTL   9902040-6               VID DIGITALT TELEPHONISYSTEM) INGAEN    PENDING    10/31/1986

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (SWEDISH TITLE:
                                                      MODEM, INTERPOLATOR,
                                                      FREKVENSSYNTETISATOR, ABONNENTENHET
                                                      OCH FREKVENSOMVANDLARE FORETRADESVIS
1-26.1SE      SE        UTL   9402221-7               VID DIGITALT TELEPHONISYSTEM) INGAEN    PENDING    10/31/1986

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26RU        SU        UTL   4356308/09              TELEPHONE SYSTEM                        PENDING    7/8/1988

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (TURKISH TITLE:
                                                      TELSIZ DIJITAL TELEFON SISTEMI ICIN
1-26TR        TR        UTL   28143        23782      ABONE UNITESI)                          ISSUED     7/28/1987   9/13/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26TW        TW        UTL   75106214     29639      TELEPHONE SYSTEM                        ISSUED     12/24/1986  11/28/1988

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-26US        US        UTL   893,916      4,825,448  TELEPHONE SYSTEM                        ISSUED     8/7/1986    4/25/1989

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-38US        US        UTL   07/256,577   5,177,741  TELEPHONE SYSTEM                        ISSUED     10/12/1988  1/5/1993

                                                      DIGITAL SIGNALS AND FREQUENCY
                                                      CORRECTION IN A DIGITAL WIRELESS
1-37US        US        UTL   256,415      4,893,317  SYSTEM                                  ISSUED     10/7/1988   1/9/1990

                                                      DIGITAL TIME-MULTIPLEXED QUADRATURE
1-41US        US        UTL   07/256,420   5,101,418  FREQUENCY UPCONVERTER                   ISSUED     10/12/1988  3/31/1992

                              Page for Attachment A
                                      -20-

                                LICENSED PATENTS

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-42US        US        UTL   07/256,579   4,994,802  TELEPHONE SYSTEM                        ISSUED     10/12/1988  2/19/1991

                                                      INTERPOLATOR FOR VARYING A SIGNAL
1-48US        US        UTL   07/419,501   5,067,141  SAMPLING RATE                           ISSUED     10/10/1989  11/19/1991

                                                      DEGLITCHING MEANS FOR DIGITAL
1-36US        US        UTL   07/256,416   4,996,697  COMMUNICATIONS SYSTEMS                  ISSUED     10/12/1988  2/26/1991

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-38.1US      US        UTL   08/000,437              TELEPHONE SYSTEM                        ABANDONED  1/4/1993

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-38.2US      US        UTL   08/264,200   5,842,137  TELEPHONE SYSTEM                        ISSUED     6/22/1994   11/24/1998

                                                      AM EQUALIZER CIRCUIT FOR DIGITAL
1-40US        US        UTL   256,557      4,881,240  SYSTEMS                                 ISSUED     10/12/1988  11/14/1989

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-43US        US        UTL   256,580      4,943,983  TELEPHONE SYSTEM                        ISSUED     10/7/1988   7/24/1990

1-52US        US        UTL   07/433,995   5,168,507  AUTOMATIC ADAPTIVE EQUALIZER            ISSUED     11/9/1989   12/1/1992

1-55.1US      US        UTL   07/853,334   5,159,705  FREQUENCY SYNTHESIZER CIRCUIT           ISSUED     3/13/1992   10/27/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-39US        US        UTL   07/256,578              TELEPHONE SYSTEM                        ABANDONED  10/12/1988

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-55US        US        UTL   07/578,332              TELEPHONE SYSTEM                        ABANDONED  9/6/1990

                                                      CONNECTION OF SUBSCRIBER
                                                      COMMUNICATION NETWORK BASE STATION TO
1-28US        US        UTL   07/921,656   4,779,262  EXTERNAL INFORMATION NETWORK            ISSUED     10/21/1986  10/18/1988

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (ARGENTINEAN TITLE:
                                                      ESTACION DE BASE EN UNA RED DE
1-30AR        AR        UTL   310.572                 COMUNICACIONES DE ABONADOS)             PENDING    4/15/1988

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (ARGENTINEAN TITLE:
                                                      UNA ESTACION BASE PARA SER USADA EN
                                                      UNA RED DE COMMUNICACIONES DE
1-30.1AR      AR        UTL   325 365                 ABONADOS)                               PENDING    7/7/1993

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (ARGENTINEAN TITLE:
                                                      UNA ESTACION BASE PARA SER USADA EN
                                                      UNA RED DE COMMUNICACIONES DE
1-30.1AR.1    AR        UTL   P010101925              ABONADOS)                               PENDING    3/28/2001

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30AU        AU        UTL   14127/88     585,748    TELEPHONE SYSTEM                        ISSUED     3/31/1988   10/13/1989

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30AZ        AZ        UTL   285-II       i20000075  TELEPHONE SYSTEM                        ISSUED     8/12/1988   3/20/1999

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (BELGIAN TITLE:
                                                      STATION DE BASE POUR SYSTEME
1-30BE        BE        UTL   08800372     08800372   TELEPHONIQUE NUMERIQUE SANS FIL.)       ISSUED     3/30/1988   3/30/1988

                              Page for Attachment A
                                      -21-

                                LICENSED PATENTS

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (BRAZILIAN TITLE:
                                                      ESTACAO DE BASE EM UMA REDE DE
                                                      COMUNICACAO DE ASSINANTES PARA
                              PI                      COMUNICAR ENTRE AS ESTACOES DE
1-30BR        BR        UTL   8801530-0    PI8801530  ASSINANTE E UMA REDE EXTERNA)           ISSUED     3/30/1988   9/30/1997

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30BY        BY        UTL   487          1154       TELEPHONE SYSTEM                        ISSUED     2/13/1995   6/9/1995

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30CN        CA        UTL   562,633                 TELEPHONE SYSTEM                        ABANDONED  3/28/1988

                                                      CONNECTION OF SUBSCRIBER
                                                      COMMUNICATION NETWORK BASE STATION TO
1-30.1CA      CA        UTL   615,508      1,339,157  EXTERNAL INFORMATION NETWORK            ISSUED     3/28/1988   7/29/1997

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30.2CA      CA        UTL   615,509      1,339,158  TELEPHONE SYSTEM                        ISSUED     3/28/1988   7/29/1997

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30CI        CN        UTL   88102129.6   10,469     TELEPHONE SYSTEM                        ISSUED     4/18/1988   5/29/1991

                              P 38 12                 BASE STATION FOR WIRELESS DIGITAL
1-30DE        DE        UTL   611.7        P 38 12611 TELEPHONE SYSTEM                        ISSUED     4/15/1988   9/12/1996

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30.1DE      DE        UTL   P3845012.7              TELEPHONE SYSTEM                        PENDING    4/15/1988

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30.2DE      DE        UTL   P3845018.6              TELEPHONE SYSTEM                        PENDING    2/23/2001

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (DANISH TITLE:
                                                      GRUNDSTATION TIL DIGITALT
1-30DK        DK        UTL   1300/88      172084     RADIOTELEFONSYSTEM)                     ISSUED     3/10/1988   10/13/1997

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (SPANISH TITLE:
                                                      CENTRAL DE BASE PARA SISTEMA
1-30ES        ES        UTL   8800957      8800957    TELEFONICO DIGITAL INALAMBRICO)         ISSUED     3/29/1988   3/29/1989

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30FI        FI        UTL   88 2229      98430      TELEPHONE SYSTEM                        ISSUED     5/12/1988   6/10/1997

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (FRENCH TITLE:
                                                      STATION DE BASE POUR SYSTEME
1-30FR        FR        UTL   88 04299     88 04299   TELEPHONIQUE SANS FIL)                  ISSUED     3/31/1988   12/14/1990

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30GB        GB        UTL   8806221.1    2208774    TELEPHONE SYSTEM                        ISSUED     3/16/1988   7/31/1991

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30HK        HK        UTL                834/1994   TELEPHONE SYSTEM                        ISSUED                 8/18/1994

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30ID        ID        UTL   P-003026     ID0001825  TELEPHONE SYSTEM                        ISSUED     5/19/1992   6/23/1997

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30IL        IL        UTL   85678        85678      TELEPHONE SYSTEM                        ISSUED     3/9/1988    5/2/1993

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30.1IN      IN        UTL   178383       178383     TELEPHONE SYSTEM                        ISSUED     7/17/1991   12/19/1997

                              Page for Attachment A
                                      -22-

                                LICENSED PATENTS

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30IN        IN        UTL   317/DEL/88              TELEPHONE SYSTEM                        PENDING    4/13/1988

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (ITALIAN TITLE:
                                                      STAZIONE BASE PER SISTEMA TELEFONICO
1-30IT        IT        UTL   47867A/88    1219926    DIGITALE SENZA FILI)                    ISSUED     4/19/1988   5/24/1990

                              S63-84207/1             BASE STATION FOR WIRELESS DIGITAL
1-30JP        JP        UTL   988          2979319    TELEPHONE SYSTEM                        ISSUED     4/7/1988    9/17/1999

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30KR        KR        UTL   5585/88      51,947     TELEPHONE SYSTEM                        ISSUED     5/12/1988   6/4/1992

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (MEXICAN TITLE:
                                                      ESTACION BASE PARA UN SISTEMA
1-30MX        MX        UTL   11.087       171.366    TELEFONICO DIGITAL INALAMBRICO)         ISSUED     4/12/1988   10/21/1993

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30MY        MY        UTL   PI 8800341   MY-100488A TELEPHONE SYSTEM                        ISSUED     4/1/1988    10/15/1990

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (DUTCH TITLE:
                                                      BASISSTATION VOOR EEN DRAADLOOS
1-30NL        NL        UTL   88.00636     193162     DIGITAAL TELEFOONSTELSEL)               ISSUED     3/15/1988   12/4/1998

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (DUTCH TITLE:
                                                      BASISSTATION VOOR EEN DRAADLOOS
1-30.1NL      NL        UTL   9800006                 DIGITAAL TELEFOONSTELSEL)               PENDING    3/15/1988

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30NO        NO        UTL   881468       175559     TELEPHONE SYSTEM                        ISSUED     4/6/1988    10/26/1994

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (PORTUGUESE TITLE:
                                                      ESTACAO DE BASE PARA SISTEMAS
                                                      TELEFONICO DIGITAL POR VIA
1-30PT        PT        UTL   87283        87283      RADIOELECTRICA)                         ISSUED     4/20/1988   11/16/1994

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (SWEDISH TITLE:
                                                      BASSTATION FOR TRADLOST, DIGITALT
1-30SE        SE        UTL   8800824-8               TELEFONSYSTEM)                          ABANDONED  3/9/1988

                                                      BASE STATION FOR WIRELESS DIGITAL
                                                      TELEPHONE SYSTEM (SWEDISH TITLE:
                                                      BASSTATION FOR TRADLOST, DIGITALT
1-30.1SE      SE        UTL   9802261-9               TELEFONSYSTEM)                          PENDING    3/9/1988

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30RU        SU        UTL   4356237/09   2003229    TELEPHONE SYSTEM                        ISSUED     8/12/1988   11/15/1993

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30TW        TW        UTL   77103828     31631      TELEPHONE SYSTEM                        ISSUED     6/8/1988    6/26/1989

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30UA        UA        UTL   93003135     27687      TELEPHONE SYSTEM                        ISSUED     8/12/1988   5/15/2000

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30US        US        UTL   07/071,279   4,777,633  TELEPHONE SYSTEM                        ISSUED     8/14/1987   10/11/1988

                                                      BASE STATION FOR WIRELESS DIGITAL
1-30ZA        ZA        UTL   88/5961      88/5961    TELEPHONE SYSTEM                        ISSUED     8/12/1988   4/26/1989

                              Page for Attachment A
                                      -23-

                                LICENSED PATENTS

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
                                                      COMMUNICATION SYSTEMS (ARGENTINEAN
                                                      TITLE: UNA DISPOSICION TELEFONICA
1-31AR        AR        UTL   312.638      241.364    DIGITAL INALAMBRICA)                    ISSUED     12/6/1988   5/29/1992

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1-31AU        AU        UTL   24437/88     590168     COMMUNICATION SYSTEMS                   ISSUED     10/29/1988  2/22/1990

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
                                                      COMMUNICATION SYSTEMS (BELGIAN TITLE:
                                                      DISPOSITIF ET PROCEDE POUR OBTENIR DE
                                                      LA SOUPLESSE EN MATIERE DE FREQUENCE
1-31BE        BE        UTL   8801283      8801283    DANS DES SYSTEMES DE CO                 ISSUED     11/9/1988   4/3/1990

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
                                                      COMMUNICATION SYSTEMS (BRAZILIAN
                                                      TITLE: SISTEMA DE COMUNICACAO E
                                                      PROCESSO DE DESIGNAR RANHURAS OU
1-31BR        BR        UTL   PI 8805901   8805901-4  PONTOS DE TEMP E CANAIS DE FREQUENCIA   ISSUED     11/11/1988  10/31/1995

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1-31CA        CA        UTL   583,014      1,295,434  COMMUNICATION SYSTEMS                   ISSUED     11/14/1988  2/4/1992

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1-31CN        CN        UTL   88107850     11478      COMMUNICATION SYSTEMS                   ISSUED     11/14/1988  8/21/1991

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
                                                      COMMUNICATION SYSTEMS (GERMAN TITLE:
1-31DE        DE        UTL   P3837734.9              DIGITALES FUNKFERNSPRECHSYSTEM)         PUBLISHED  11/7/1988

1-31.2DE      DE        UTL   P3845017.8              FREQUENCY AGILITY                       PENDING    11/7/1988

1-31.1DE      DE        UTL   P3845015.1              FREQUENCY AGILITY                       PENDING    11/7/1988

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
                                                      COMMUNICATION SYSTEMS (DANISH TITLE:
                                                      APPARAT OG FREMGANGSMADE TIL OPNAELSE
                                                      AF FLEKSIBILITET I DIGITALE
1-31DK        DK        UTL   6348/88                 KOMMUNIKATIONSSYSTEMER)                 PENDING    11/14/1988

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
                                                      COMMUNICATION SYSTEMS (SPANISH TITLE:
                                                      SISTEMA TELEFONICO DIGITAL
1-31ES        ES        UTL   8803332      8803332/5  INALAMBRICO)                            ISSUED     11/2/1988   11/6/1989

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1-31FI        FI        UTL   88 4923      98691      COMMUNICATION SYSTEMS                   ISSUED     10/25/1988  7/25/1997

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
                                                      COMMUNICATION SYSTEMS (FRENCH TITLE:
                                                      DISPOSITIF ET PROCEDE POUR OBTENIR DE
                                                      LA SOUPLESSE EN MATIERE DE FREQUENCE
1-31FR        FR        UTL   8814617      8814617    DANS DES SYSTEMES DE COM                ISSUED     11/9/1988   2/28/1997

                              Page for Attachment A
                                      -24-

                                LICENSED PATENTS

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN TIME DIVISION
1-31GB        GB        UTL   8824922.2    2224414    MULTIPLE ACCESS SYSTEMS                 ISSUED     10/25/1988  10/27/1993

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
                                                      COMMUNICATION SYSTEMS (INDONESIAN
                                                      TITLE: APARAT DAN METODA UNTUK
                                                      MEMPEROLEH FREKWENSI KETANGKASAN
1-31ID        ID        UTL   P-003016     ID 0000713 DALAM SISTEM KOMUNIKASI DIGITAL)        ISSUED     11/12/1988  6/17/1996

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1-31IL        IL        UTL   88187        88187      COMMUNICATION SYSTEMS                   ISSUED     10/27/1988  6/1/1992

1-31.1IN      IN        UTL   178151       178151     A COMMUNICATION SYSTEMS FOR             ISSUED     10/26/1988  10/31/1997
                                                      COMMUNICATING BETWEEN A CENTRAL
                                                      OFFICE, BASE STATION AND A PLURALITY
                                                      OF SUBSCRIBER STATIONS

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1-31IN        IN        UTL   174241       174,241    COMMUNICATION SYSTEMS                   ISSUED     10/26/1988  12/3/1999

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
                                                      COMMUNICATION SYSTEMS (ITALIAN TITLE:
                                                      SISTEMA DIGITALE DI COMUNICAZIONE E
                                                      METODO, ATTI AD OTTENERE AGILITA'DI
1-31IT        IT        UTL   48549A/88    1235150    FREQUENZA)                              ISSUED     11/11/1988  6/22/1992

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1-31JP        JP        UTL   284050/1988  2899805    COMMUNICATION SYSTEMS                   ISSUED     11/11/1988  3/19/1999

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1-31KR        KR        UTL   14565/88     51,471     COMMUNICATION SYSTEMS                   ISSUED     11/5/1988   5/13/1992

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
                                                      COMMUNICATION SYSTEMS (MEXICAN TITLE:
                                                      APARATO Y METODO PARA OBTENER
                                                      AGILIDAD DE FRECUENCIA EN SISTEMAS DE
1-31MX        MX        UTL   13780        170.412    COMUNICACION DIGITALES)                 ISSUED     11/14/1988  8/20/1993

                                                      APPARATUS AND METHOD FOR OBTAINING
                              PI                      FREQUENCY AGILITY IN COMMUNICATION
1-31MY        MY        UTL   8801229      MY-101118A SYSTEMS                                 ISSUED     10/28/1988  7/16/1991

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
                                                      COMMUNICATION SYSTEMS (DUTCH TITLE:
                                                      INRICHTING EN WERKWIJZE VOOR HET
                                                      VERKRIJGEN VAN FLEXIBELE
                                                      FREQUENTIETOEWIJZING VAN FREQUENTIE
1-31NL        NL        UTL   8802798                 IN DIG                                  PENDING    11/14/1988

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
                                                      COMMUNICATION SYSTEMS (NORWEGIAN
                                                      TITLE: ANORDNING OG FREMGANGSMATE FOR
                                                      A OPPNA FREKVENSSMIDIGHET I DIGITALE
1-31NO        NO        UTL   884898       176780     KOMMUNIKASJONSSYSTEMER)                 ISSUED     11/3/1988   5/24/1995

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1-31NZ        NZ        UTL   226967       226967     COMMUNICATION SYSTEMS                   ISSUED     11/14/1988  11/18/1988

                              Page for Attachment A
                                      -25-

                                LICENSED PATENTS

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
                                                      COMMUNICATION SYSTEMS (PORTUGUESE
                                                      TITLE: SISTEMA E PROCESSO DE
                                                      COMUNICACOES PARA A OBTENCAO DE UMA
1-31PT        PT        UTL   88942        88942      AGILIDADE DE FREQUENCIA NOS SISTEMAS    ISSUED     11/4/1988   12/2/1994

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
                                                      COMMUNICATION SYSTEMS (SWEDISH TITLE:
                                                      SATT OCH ANORDNING FOR ASTADKOMMANDE
                                                      AV FREKVENSRORLIGHET I DIGITALA
1-31SE        SE        UTL   8803823-7    8803823-7  KOMMUNIKATIONSSYSTEM)                   ISSUED     10/26/1988  6/4/1992

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1-31SG        SG        UTL   9692130-9    9692130-9  COMMUNICATION SYSTEMS                   ISSUED     10/25/1988  11/15/1996

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1-31RU        SU        UTL   4613023/09              COMMUNICATION SYSTEMS                   PENDING    11/11/1988

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1-31TW        TW        UTL   77107911     36023      COMMUNICATION SYSTEMS                   ISSUED     11/14/1988  4/28/1990

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1-31US        US        UTL   82,238       4,785,450  COMMUNICATION SYSTEMS                   ISSUED     8/6/1987    11/15/1988

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1L            US        UTL   90/004,867   4,785,450  COMMUNICATION SYSTEMS                   ISSUED     12/12/1997  10/12/1999

                                                      APPARATUS AND METHOD FOR OBTAINING
                                                      FREQUENCY AGILITY IN DIGITAL
1-31ZA        ZA        UTL   88/8062      88/8062    COMMUNICATION SYSTEMS                   ISSUED     10/27/1988  6/27/1990

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
1-32AU        AU        UTL   30838/89     603732     COMMUNICATION NETWORK                   ISSUED     2/28/1989   3/19/1991

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      (BELGIAN TITLE: DISPOSITIF
                                                      D'INITIALISATION D'UNE VOIE DE
1-32.1BE      BE        UTL   09000315     9000315    COMMUNICATION ENTRE UN POSTE D'ABONNE   ISSUED      3/6/1989   9/22/1992

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      (DISPOSITIF D'INITIALISATION D'UNE
                                                      VOIE DE COMMUNICATION ENTRE UN POSTE
1-32.2BE      BE        UTL   09000316     9000316    D'ABONNE ET UNE STATION                 ISSUED      3/6/1989   9/22/1992

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      COMMUNICATION NETWORK (BELGIAN TITLE:
                                                      DISPOSITIF D'INITIALISATION D'UNE
1-32BE        BE        UTL   08900242     08900242   VOIE DE COMMUNICATION EN                ISSUED      3/6/1989   7/16/1991

                              Page for Attachment A
                                      -26-

                                LICENSED PATENTS

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      (BRAZILIAN TITLE: SISTEMA DE
                              PI                      COMUNICACAO DE ASSINANTES)
1-32BR        BR        UTL   8901030-2    PI89010302 COMMUNICATION NETWORK                   ISSUED     3/6/1989    4/25/1995

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
1-32CA        CA        UTL   591,772      1,288,823  COMMUNICATION NETWORK                   ISSUED     2/22/1989   9/10/1991

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      (GERMAN TITLE:
                              P 39 06                 TEILNEHMERKOMMUNIKATIONSSYSTEM)
1-32DE        DE        UTL   890.0        P3906890   COMMUNICATION NETWORK                   ISSUED     3/3/1989    7/5/2001

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      (DANNISH TITLE:
                                                      ABONNENTKOMMUNIKATIONSSYSTEM)
1-32DK        DK        UTL   0916/89                 COMMUNICATION NETWORK                   PENDING    2/27/1989

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      COMMUNICATION NETWORK (SPANISH TITLE:
1-32ES        ES        UTL   8900774      8900774/3  SISTEMA DE COMUNICACION DE ABONADOS)    ISSUED     3/3/1989    10/6/1989

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
1-32.1FI      FI        UTL   963804       100843     COMMUNICATION NETWORK                   ISSUED     2/27/1989   2/27/1998

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
1-32FI        FI        UTL   89 0928      98425      COMMUNICATION NETWORK                   ISSUED     2/27/1989   6/10/1997

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      (FRENCH TITLE: DISPOSITIF
                                                      D'INITIALISATION D'UNE VOIE DE
1-32.1FR      FR        UTL   90 02732     9002732    COMMUNICATION ENTRE UN POSTE D'ABONNE E ISSUED     3/3/1989    10/21/1994

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      (FRENCH TITLE: DISPOSITIF
                                                      D'INITIALISATION D'UNE VOIE DE
1-32.2FR      FR        UTL   90 02733     90 02733   COMMUNICATION ENTRE UN POSTE D'ABONNE E ISSUED     3/3/1989    10/21/1994

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      (FRENCH TITLE: DISPOSITIF
                                                      D'INITIALISATION D'UNE VOIE DE
1-32FR        FR        UTL   89 02811     89 02811   COMMUNICATION ENTRE UN POSTE D'ABONNE E ISSUED     3/3/1989    5/27/1994

                              Page for Attachment A
                                      -27-

                                LICENSED PATENTS

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      COMMUNICATION NETWORK (INDONESIAN
                                                      TITLE: PERMULAAN DARI SALURAN
1-32ID        ID        UTL   P-002947     ID0001927  KOMUNIKASI ANTARA SUATU STASION         ISSUED     3/4/1989    8/25/1997

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
1-32IL        IL        UTL   89428        89428      COMMUNICATION NETWORK                   ISSUED     2/27/1989   3/31/1993

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
1-32IN        IN        UTL   184/DEL/89   174843     COMMUNICATION NETWORK                   ISSUED     2/28/1989   6/11/1999

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      COMMUNICATION NETWORK (ITALIAN TITLE:
                                                      SISTEMA DI COMUNICAZIONE CON
1-32IT        IT        UTL   47725A/89    1231180    INIZIALIZZAZIONE DI CANALE DI           ISSUED     3/7/1989    11/23/1991

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
1-32JP        JP        UTL   52197/1989   2711333    COMMUNICATION NETWORK                   ISSUED     3/6/1989    10/31/1997

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
1-32KR        KR        UTL   2775/89      53,566     COMMUNICATION NETWORK                   ISSUED     3/6/1989    8/5/1992

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      COMMUNICATION NETWORK (MEXICAN TITLE:
                                                      INICIALIZACION DE CANAL DE
1-32MX        MX        UTL   15.157       169,911    COMUNICACION ENTRE UNA ESTACION         ISSUED     3/6/1989    7/30/1993

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
1-32MY        MY        UTL   PI 8900237   MY-103830A COMMUNICATION NETWORK                   ISSUED     2/27/1989   9/30/1993

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      COMMUNICATION NETWORK (DUTCH TITLE:
                                                      HET INITIEREN VAN EEN
1-32NL        NL        UTL   89.00545     191,869    COMMUNICATIEKANAAL TUSSEN EEN ABONNEES  ISSUED     3/6/1989    9/3/1996

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      COMMUNICATION NETWORK (NORWEGIAN
1-32.1NO      NO        UTL   P940270      176.638    TITLE: ABONNENTKOMMUNIKASJONSSYSTEM)    ISSUED     3/3/1989    5/3/1995

                              Page for Attachment A
                                      -28-

                                LICENSED PATENTS

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      COMMUNICATION NETWORK (NORWEGIAN
1-32NO        NO        UTL   890913       176.637    TITLE: ABONNENTKOMMUNIKASJONSSYSTEM)    ISSUED     3/3/1989    5/3/1995

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
1-32NZ        NZ        UTL   228172       228172     COMMUNICATION NETWORK                   ISSUED     3/1/1989    3/21/1991

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      COMMUNICATION NETWORK (PORTUGUESE
                                                      TITLE: INICIALIZACAO DE UM CANAL DE
1-32PT        PT        UTL   89 897       89 897     COMUNICACAO ENTRE UM POSTO              ISSUED     3/3/1989    9/4/1995

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      COMMUNICATION NETWORK (SWEDISH TITLE:
                                                      SYNKRONISERING AV BASSTATION OCH
1-32.1SE      SE        UTL   9001262-6    9001262-6  ABONNENTSTATION I ETT ABO               ISSUED     2/24/1989   10/31/1991

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
                                                      COMMUNICATION NETWORK (SWEDISH TITLE:
1-32SE        SE        UTL   8900642-3    8900642-3  ABONNENTKOMMUNIKATIONSSYSTEM)           ISSUED     2/24/1989   10/24/1991

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
1-32RU        SU        UTL   4613701/09   2038699    COMMUNICATION NETWORK                   ISSUED     3/6/1989    6/27/1995

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
1-32TW        TW        UTL   78101637     36534      COMMUNICATION NETWORK                   ISSUED     3/6/1989    5/16/1990

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
1-32US        US        UTL   07/070,970   4,811,420  COMMUNICATION SYSTEM                    ISSUED     7/8/1987    3/7/1989

                                                      INITIALIZATION OF COMMUNICATION
                                                      CHANNEL BETWEEN A SUBSCRIBER STATION
                                                      AND A BASE STATION IN A SUBSCRIBER
1-32ZA        ZA        UTL   89/1609      89/1609    COMMUNICATION NETWORK                   ISSUED     3/2/1989    11/29/1989

1-33AU        AU        UTL   49158/90     617030     BASE STATION EMULATOR                   ISSUED     2/6/1990    3/10/1992

                                                      BASE STATION EMULATOR (BELGIAN TITLE:
                                                      DISPOSITIF TELEPHONIQUE NUMERIQUE
1-33BE        BE        UTL   9000176      9000176    SANS FIL)                               ISSUED     2/16/1990   6/23/1992

                                                      BASE STATION EMULATOR (BRAZILIAN
                                                      TITLE: SISTEMA DE TELEFONE DIGITAL
1-33BR        BR        UTL   PI 9000625   PI90006259 SEM FIO)                                ISSUED     2/12/1990   11/29/1994


1-33CA        CA        UTL   2,009,234-3  2,009,234  BASE STATION EMULATOR                   ISSUED     2/2/1990    10/4/1994

                              Page for Attachment A
                                      -29-

                                LICENSED PATENTS

1-33CN        CN        UTL   90100661.0   ZL90100661 BASE STATION EMULATOR                   ISSUED     2/13/1990   10/16/1994

                                                      BASE STATION EMULATOR (CZECH TITLE:
1-33CZ        CS        UTL   PV 749-90    279415     EMULATOR ZAKLADNI STANICE)              ISSUED     2/15/1990    2/20/1995

                              P 40 03                 BASE STATION EMULATOR (GERMAN TITLE:
1-33DE        DE        UTL   820.3        4003820C2  DRAHTLOSES DIGITALES TELEFONSYSTEM)     ISSUED     2/8/1990    11/26/1998

                                                      BASE STATION EMULATOR (GERMAN TITLE:
1-33.1DE      DE        UTL   P4042687.4              DRAHTLOSES DIGITALES TELEFONSYSTEM)     PENDING    2/8/1990

                                                      BASE STATION EMULATOR (GERMAN TITLE:
1-33.2DE      DE        UTL   P4042706.4              DRAHTLOSES DIGITALES TELEFONSYSTEM)     PENDING    2/8/1990

                                                      BASE STATION EMULATOR (DANNISH TITLE:
1-33DK        DK        UTL   278/90                  ET TRADLOST DIGITALT TELEFONSYSTEM)     PENDING    2/2/1990

                                                      BASE STATION EMULATOR (SPANISH TITLE:
                                                      SISTEMA TELEFONICO DIGITAL
1-33ES        ES        UTL   9000350      9000350    INALAMBRICO)                            ISSUED     2/6/1990      7/5/1991


1-33FI        FI        UTL   900555       104027     BASE STATION EMULATOR                   ISSUED     2/5/1990    10/29/1999

1-33.1FI      FI        UTL   981921                  BASE STATION EMULATOR                   PENDING    2/5/1990

                                                      BASE STATION EMULATOR (FRENCH TITLE:
                                                      DISPOSITIF TELEPHONIQUE NUMERIQUE
1-33FR        FR        UTL   90 01768     90 01768   SANS FIL.)                              ISSUED     2/14/1990     5/6/1994

1-33GB        GB        UTL   9002383.9    2240690    BASE STATION EMULATOR                   ISSUED     2/2/1990     6/29/1994

                                                      BASE STATION EMULATOR (HUNGARIAN
                                                      TITLE: DIGITALIS RADIOTELEFON
1-33HU        HU        UTL   794/90                  RENDSZER EMULALT BAZISALLOMASSAL)       ABANDONED  2/14/1990

                                                      BI-DIRECTIONAL TELECOMMUNICATION
1-33.1IL      IL        UTL   107937       107937     SYSTEM                                  ISSUED     2/6/1990     4/25/1995

1-33IL        IL        UTL   93285                   BASE STATION EMULATOR                   ABANDONED  2/6/1990

1-33IN        IN        UTL   113/DEL/90   177253     BASE STATION EMULATOR                   ISSUED     2/7/1990     6/20/1997

                                                      BASE STATION EMULATOR (ITALIAN TITLE:
                                                      EMULATORE DI STAZIONE BASE IN
                                                      PARTICOLARE PER SISTEMI DI TELEFONIA
1-33IT        IT        UTL   47627A/90    1239591    RADIO)                                  ISSUED     11/10/1993   2/14/1990

                              H2-32637/19
1-33JP        JP        UTL   90           2858024    BASE STATION EMULATOR                   ISSUED     2/15/1990    12/4/1998

1-33.1JP      JP        UTL   H10-226479              BASE STATION EMULATOR                   PENDING    2/15/1990

1-33.2JP      JP        UTL   2000-156439             BASE STATION EMULATOR                   PENDING    5/26/2000

1-33KR        KR        UTL   1868/90      084628     BASE STATION EMULATOR                   ISSUED     2/16/1990     5/9/1995

                              Page for Attachment A
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

                                LICENSED PATENTS

                                                      BASE STATION EMULATOR (MEXICAN TITLE:
1-33MX        MX        UTL   19.631       171.987    EMULADOR DE ESTACION DE BASE)           ISSUED      2/22/1990  11/26/1993

1-33MY        MY        UTL   PI 9000219   MY106046-A BASE STATION EMULATOR                   ISSUED      2/12/1990   3/31/1995

                                                      BASE STATION EMULATOR (DUTCH TITLE:
1-33NL        NL        UTL   90.00331                DRAADLOOS DIGITAAL TELEFOONSYSTEEM)     ABANDONED    2/2/1990

                                                      BASE STATION EMULATOR (NORWEGIAN
                                                      TITLE: TRADLOST DIGITALT
1-33NO        NO        UTL   900559       178517     TELEFONSYSTEM)                          ISSUED       2/6/1990   4/10/1996

                                                      BASE STATION EMULATOR (NORWEGIAN
                                                      TITLE: TRADLOST DIGITALT
1-33.1NO      NO        UTL   P953507      178518     TELEFONSYSTEM)                          ISSUED       9/6/1995   4/10/1996

1-33NZ        NZ        UTL   232394       232394     BASE STATION EMULATOR                   ISSUED       2/7/1990   6/11/1993

                                                      A WIRELESS DIGITAL COMMUNICATION
1-33PK        PK        UTL   77/90        132016     SYSTEM                                  ISSUED      2/27/1990   3/21/1992

                                                      BASE STATION EMULATOR (POLISH TITLE:
                                                      SPOSOB REALIZACJI LACZNOSCI
                                                      TELEKOMUNIKACYJNEJ I UKLAD LACZNOSCI
1-33PL        PL        UTL   P-283 818               TELEKOMUNIKACYJNEJ)                     ABANDONED   2/16/1990

                                                      BASE STATION EMULATOR (PORTUGUESE
                                                      TITLE: SISTEMA TELEFONICO DIGITAL POR
1-33PT        PT        UTL   93 093       93 093     VIA RADIOELECTRICA)                     ISSUED       2/8/1990   9/29/1995

                                                      BASE STATION EMULATOR (SWEDISH TITLE:
                                                      SYSTEM OCH FORFARANDE FOR OVERFORING
1-33.1SE      SE        UTL   9201163-4    9201163-4  AV TELEKOMMUNIKATIONSSIGNALER )         ISSUED       2/5/1990    6/9/1994

                                                      BASE STATION EMULATOR (SWEDISH TITLE:
1-33SE        SE        UTL   9000390-6    9000390-6  TRADLOST DIGITALT TELEFONSYSTEM)        ISSUED       2/5/1990    1/7/1993

1-33TW        TW        UTL   79102472     42486      BASE STATION EMULATOR                   ISSUED      3/28/1990   2/25/1991

1-33US        US        UTL   07/123,395   4,935,927  BASE STATION EMULATOR                   ISSUED     11/20/1987   6/19/1990

1-50US        US        UTL   07/438,618              BASE STATION EMULATOR                   ABANDONED  11/20/1989

1-50.4US      US        UTL   08/796,973   5,930,297  BASE STATION EMULATOR                   ISSUED       2/7/1997   7/27/1999

1-50.3US      US        UTL   08/588,073   5,625,653  BASE STATION EMULATOR                   ISSUED      1/17/1996   4/29/1997

1-50.2US      US        UTL   08/347,835   5,495,508  BASE STATION EMULATOR                   ISSUED      12/1/1994   2/27/1996

1-50.1US      US        UTL   08/104,322              BASE STATION EMULATOR                   ABANDONED    8/9/1993

1-50.5US      US        UTL   09/356,845              BASE STATION EMULATOR                   PENDING     7/19/1999

1-50.6US      US        UTL   09/789,385              BASE STATION EMULATOR                   PUBLISHED   2/23/2001


                              Page for Attachment A
                                      -31-

                                LICENSED PATENTS

1-50.7US      US        UTL   09/789,380              BASE STATION EMULATOR                   PENDING     2/23/2001

1-50.8US      US        UTL   09/791,259              BASE STATION EMULATOR                   PENDING     2/23/2001

                                                      BASE STATION EMULATOR (YUGOSLAVIAN
                                                      TITLE: BEZICNI DIGITALNI TELEFONSKI
1-33YU        YU        UTL   P-304/90                SISTEM)                                 ABANDONED  2/15/1990


1-33ZA        ZA        UTL   90/0900      90/0900    BASE STATION EMULATOR                   ISSUED     2/7/1990    11/28/1990

                                                      BAND-PASS FILTER AND SUPPORT
1-35US        US        UTL   247,381      4,940,956  STRUCTURE THEREFOR                      ISSUED     9/21/1988   7/10/1990

1-44AU        AU        UTL   45852/89     606300     COMBINATION SPATIAL DIVERSITY SYSTEM    ISSUED     12/4/1989   5/23/1991

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                                                      (BELGIAN TITLE: SYSTEME DE DIVERSITE
1-44BE        BE        UTL   9000079      9000079    SPATIALE EN COMBINAISON)                ISSUED     1/23/1990   3/3/1992

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                              PI                      (BRAZILIAN TITLE: SISTEMA DE
1-44BR        BR        UTL   8906366-0    PI8906366  DIVERSIDADE ESPACIAL)                   ISSUED     12/8/1989   3/1/1995

1-44CA        CA        UTL   2004808-5    2,004,808  COMBINATION SPATIAL DIVERSITY SYSTEM    ISSUED     12/6/1989   1/10/1995

1-44CN        CN        UTL   89109108.4   13034      COMBINATION SPATIAL DIVERSITY SYSTEM    ISSUED     12/8/1989   1/22/1992

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                                                      (CZECH TITLE: KOMBINACNI PROSTOROVY
1-44CS        CS        UTL   PV 6956-89              VYBEROVY SYSTEM)                        PENDING    12/8/1989

1-44CZ        CZ        UTL   PV 6956/89   286014     COMBINATION SPATIAL DIVERSITY SYSTEM    ISSUED     12/8/1989   10/21/1999

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                              P 39 40                 (GERMAN TITLE: KOMBINIERTE
1-44DE        DE        UTL   690.3        3940690    RAUMDIVERSITY-ANORDNUNG)                ISSUED     12/8/1989   2/8/2001

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                                                      (DANNISH TITLE: ANTENNESYSTEM MED EN
                                                      KOMBINATION AF FLERE STEDMASSIGT
1-44DK        DK        UTL   127/90                  FORSKELLIGT PLACEREDE ANTENNER)         PENDING    1/16/1990

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                                                      (SPANISH TITLE: SISTEMA DE DIVERSIDAD
1-44ES        ES        UTL   8904126/7    8904126/7  ESPACIAL COMBINADO)                     ISSUED     12/4/1989   12/19/1990

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                                                      (FINNISH TITLE: YHDISTETTY
1-44FI        FI        UTL   895813       107852     SPATIAALINEN DIVERSITEETTIJARJESTELMA)  ISSUED     12/5/1989   10/15/2001

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                                                      (FRENCH TITLE: SYSTEME DE DIVERSITE
1-44FR        FR        UTL   89 16286     89 16286   SPATIALE EN COMBINAISON)                ISSUED     12/8/1989   8/5/1994

1-44GB        GB        UTL   8927341.1    2,227,910  COMBINATION SPATIAL DIVERSITY SYSTEM     ISSUED     12/4/1989   10/27/1993

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                                                      (HUNGARIAN TITLE: HELYDIVERZITI
1-44HU        HU        UTL   6471/89      209626     RADIOTELEFON HALOZATOKHOZ)              ISSUED     12/8/1989   1/18/1995

                              Page for Attachment A
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

                                LICENSED PATENTS

1-44IL        IL        UTL   92520        92520      COMBINATION SPATIAL DIVERSITY SYSTEM    ISSUED     12/1/1989   3/9/1994

1-44IN        IN        UTL   1166/DEL/89             COMBINATION SPATIAL DIVERSITY SYSTEM    TRANSFER   12/11/1989

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                                                      (ITALIAN TITLE: SISTEMA PER
                                                      RADIOCOMMUNICAZIONI A DIVERSITA NELLO
1-44IT        IT        UTL   48631A/89    1239544    SPAZIO)                                 ISSUED     12/6/1989   11/5/1993

1-44JP        JP        UTL   317938/1989             COMBINATION SPATIAL DIVERSITY SYSTEM    PENDING    12/8/1989

1-44KR        KR        UTL   1962/90      094666     COMBINATION SPATIAL DIVERSITY SYSTEM    ISSUED     2/17/1990   1/23/1996

1-44MY        MY        UTL   PI 9000108   MY-105799A COMBINATION SPATIAL DIVERSITY SYSTEM    ISSUED     1/22/1990   1/30/1995

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                                                      (DUTCH TITLE: GECOMBINEERD SYSTEEM
1-44NL        NL        UTL   89.03028     193711     VOOR RUIMTELIJKE MEERVOUDIGHEID         ISSUED     12/8/1989   7/4/2000

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                                                      (NORWEGIAN TITLE: KOMBINASJONSROMLIG
1-44NO        NO        UTL   894893       178879     DIVERSITY-SYSTEM)                       ISSUED     12/6/1989   6/19/1996

1-44NZ        NZ        UTL   231618       231618     COMBINATION SPATIAL DIVERSITY SYSTEM    ISSUED     12/4/1989   3/5/1993

1-44PK        PK        UTL   47/90        132,040    COMBINATION SPATIAL DIVERSITY SYSTEM    ISSUED     2/6/1990    4/5/1992

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                                                      (POLISH TITLE: SPOSOB I UKLAD
                                                      PRZESTRZENNIE ROZDZIELONEJ LACZNOSCI
1-44PL        PL        UTL   P-282 680    164 583    TELEKOMUNIKACYJNEJ)                     ISSUED     12/8/1989   2/8/1994

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                                                      (PORTUGUESE TITLE: SISTEMA DE
1-44PT        PT        UTL   92 892       92 892     DIVERSIDADE DE ESPACO DE COMBINACAO)    ISSUED     1/18/1990   9/29/1995

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                                                      (SWEDISH TITLE:
1-44SE        SE        UTL   8904132-1               SPATIALDIVERSITETSSYSTEM)               PENDING    12/7/1989

1-44US        US        UTL   08/281,186   4,953,197  COMBINATION SPATIAL DIVERSITY SYSTEM    ISSUED     12/8/1988   8/28/1990

                                                      COMBINATION SPATIAL DIVERSITY SYSTEM
                                                      (YUGOSLAV TITLE: SISTEM KOMBINACIONOG
1-44YU        YU        UTL   P-171/90                PROSTORNOG DIVERZITNOG PRIJEMA)         ABANDONED  1/30/1990

1-44ZA        ZA        UTL   90/0428      90/0428    COMBINATION SPATIAL DIVERSITY SYSTEM    ISSUED     1/22/1990   10/31/1990

                                                      COMMUNICATION SIGNAL COMPRESSION
1-47BE        BE        UTL   90119336.7   0480083    SYSTEM AND METHOD                       ISSUED     10/9/1990   1/8/1997

                                                      COMMUNICATION SIGNAL COMPRESSION
1-47CA        CA        UTL   2,033,310-3  2033310    SYSTEM AND METHOD                       ISSUED     11/27/1990  1/16/1996

                                                      COMMUNICATION SIGNAL COMPRESSION
1-47DE        DE        UTL   90119336.7   0480083    SYSTEM AND METHOD                       ISSUED     10/9/1990   1/8/1997

                              Page for Attachment A
                                      -33-

                                LICENSED PATENTS

                                                      COMMUNICATION SIGNAL COMPRESSION
1-47EU        EP        UTL   90119336.7   0 480 083  SYSTEM AND METHOD                       ISSUED     10/9/1990   1/8/1997

                                                      COMMUNICATION SIGNAL COMPRESSION
1-47ES        ES        UTL   90119336.7   0480083    SYSTEM AND METHOD                       ISSUED     10/9/1990   1/8/1997

                                                      COMMUNICATION SIGNAL COMPRESSION
1-47FR        FR        UTL   90119336.7   0480083    SYSTEM AND METHOD                       ISSUED     10/9/1990   1/8/1997

                                                      COMMUNICATION SIGNAL COMPRESSION
1-47GB        GB        UTL   90119336.7   0480083    SYSTEM AND METHOD                       ISSUED     10/9/1990   1/8/1997

                                                      COMMUNICATION SIGNAL COMPRESSION
1-47IT        IT        UTL   90119336.7   0480083    SYSTEM AND METHOD                       ISSUED     10/9/1990   1/8/1997

                                                      COMMUNICATION SIGNAL COMPRESSION
1-47JP        JP        UTL   325113/90    3092157    SYSTEM AND METHOD                       ISSUED     11/27/1990  7/28/2000

                                                      COMMUNICATION SIGNAL COMPRESSION
1-47NL        NL        UTL   90119336.7   0480083    SYSTEM AND METHOD                       ISSUED     10/9/1990   1/8/1997

                                                      COMMUNICATION SIGNAL COMPRESSION
1-47SE        SE        UTL   90119336.7              SYSTEM AND METHOD                       PENDING    10/9/1990

                                                      COMMUNICATION SIGNAL COMPRESSION
1-47US        US        UTL   07/369,292   4,974,099  SYSTEM AND METHOD                       ISSUED     6/21/1989   11/27/1990

                                                      COMMUNICATION SIGNAL COMPRESSION
1-47.1US      US        UTL   07/617,789   5,072,308  SYSTEM AND METHOD                       ISSUED     11/26/1990  12/10/1991

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49AU        AU        UTL   59876/90     616849     SUBSCRIBER COMMUNICATION SYSTEM         ISSUED     7/27/1990   3/3/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (BELGIAN TITLE: UNITE D'ABONNE POUR
                                                      SYSTEME DE COMMUNICATION NUMERIQUE
1-49BE        BE        UTL   9000789      9000789    SANS FIL)                               ISSUED     8/14/1990   6/22/1993

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (BRAZILIAN TITLE: UNIDADE DE
                                                      ASSINANTE PARA COMUNICACAO SEM FIO
                                                      COM UMA ESTACAO BASE EM UM SISTEMA DE
1-49BR        BR        UTL   PI9003984               COMUNICACAO DE ASSINANTE SEM            PUBLISHED  8/13/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49CA        CA        UTL   2,022,128-3  2,022,128  SUBSCRIBER COMMUNICATION SYSTEM         ISSUED     7/27/1990   2/7/1995

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49.1CA      CA        UTL   2,137,010    2,137,010  SUBSCRIBER COMMUNICATION SYSTEM         ISSUED     7/27/1990   5/18/1999

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49CN        CN        UTL   90106818.7   15170      SUBSCRIBER COMMUNICATION SYSTEM         ISSUED     8/14/1990   8/26/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (CZECH TITLE: UCASTNICKA JEDNOTKA PRO
                                                      BEZDRATOVOU KOMUNIKACI SE ZAKLADNI
                                                      STANICI V BEZDRATOVEM DIGITALNIM
1-49CZ        CS        UTL   PV3856-90    285903     UCASTNICKEM SYSTEMU)                    ISSUED     8/6/1990    9/28/1999

                              Page for Attachment A
                                      -34-

                                LICENSED PATENTS

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (GERMAN TITLE: TEILNEHMEREINHEIT FUR
                              P 40 25                 DRAHTLOSES DIGITALES
1-49DE        DE        UTL   771.1                   TEILNEHMERKOMMUNIKATIONSSYSTEM)         PUBLISHED  8/14/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (DANISH TITLE: ABONNENT-ENHED TIL ET
                                                      TRADLOST, DIGITALT
1-49DK        DK        UTL   1850/90                 ABONNENT-KOMMUNIKATIONSSYSTEM)          PENDING     8/2/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (SPANISH TITLE: APARATO DE ABONADO
                                                      PARA COMUNICACION INALAMBRICA CON UNA
                                                      CENTRAL DE BASE EN UN SISTEMA
1-49ES        ES        UTL   9002169      9002169/X  INALAMBRICO DE COMUNICACION             ISSUED     8/10/1990   2/6/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (FINNISH TITLE: TILAAJAYKSIKKO
                                                      LANGATONTO DIGITAALISTA
1-49FI        FI        UTL   903986                  TILAAJALIKENNOINTIJARJESTELMAA VARTEN)  PENDING    8/13/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (FRENCH TITLE: UNITE D'ABONNE POUR
                                                      SYSTEME DE COMMUNICATION NUMERIQUE
1-49FR        FR        UTL   90 10302     90 10302   SANS FIL)                               ISSUED     8/13/1990   1/14/1994

                                                      A FINITE IMPULSE RESPONSE (FIR) CHIP
                                                      FOR USE IN A SUBSCRIBER UNIT FOR A
1-49.1GB      GB        UTL   9313280.1    2 266 646  WIRELESS DIGITAL TELEPHONE SYSTEM       ISSUED     8/1/1990    6/29/1994

1-49.2GB      GB        UTL   9322680.1    2270447    A SUBSCRIBER UNIT                       ISSUED     8/1/1990    5/25/1994

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49GB        GB        UTL   9016880.8    2 235 854  SUBSCRIBER COMMUNICATION SYSTEM         ISSUED     8/1/1990    6/29/1994

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49HU        HU        UTL   4933/90      210891     SUBSCRIBER COMMUNICATION SYSTEM         ISSUED     8/8/1990    2/26/1996

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49IL        IL        UTL   95207        95207      SUBSCRIBER COMMUNICATION SYSTEM         ISSUED     7/27/1990   6/16/1995

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49.1IL      IL        UTL   110757       110757     SUBSCRIBER COMMUNICATION SYSTEM         ISSUED     7/27/1990   12/1/1995

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49IN        IN        UTL   779/DEL/90   178987     SUBSCRIBER COMMUNICATION SYSTEM         ISSUED       8/1/1990   4/3/1998

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49.1IN      IN        UTL   1499/DEL/94             SUBSCRIBER COMMUNICATION SYSTEM         PENDING      8/1/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (ITALIAN TITLE: APPARECCHIO DI
                                                      ABBONATO PER UN SISTEMA DI
                                                      COMUNICZIONE DI TIPO DIGITALE VIA
1-49IT        IT        UTL   48227A/90    1,248,619  RADIO AD ABBONATI)                      ISSUED     8/14/1990   1/21/1995

                              Page for Attachment A
                                      -35-

                                LICENSED PATENTS

                              H2-211757/1             SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49JP        JP        UTL   990          2939825    SUBSCRIBER COMMUNICATION SYSTEM         ISSUED      8/13/1990   6/18/1999

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49KR        KR        UTL   12493/90     94,667     SUBSCRIBER COMMUNICATION SYSTEM         ISSUED      8/14/1990   1/23/1996

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (MEXICAN TITLE: UNIDAD DE SUBSCRIPTOR
                                                      PARA SISTEMA DE COMMUNICACION DE
1-49.1MX      MX        UTL   92.6714                 SUBSCRIPTOR DIGITAL INALAMBRICO)        PENDING    11/23/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (MEXICAN TITLE: UNIDAD DE SUBSCRIPTOR
                                                      PARA SISTEMA DE COMMUNICACION DE
1-49.2MX      MX        UTL   96.4834                 SUBSCRIPTOR DIGITAL INALAMBRICO)        PENDING    10/15/1996

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (MEXICAN TITLE: UNIDAD DE SUBSCRIPTOR
                                                      PARA SISTEMA DE COMMUNICACION DE
1-49MX        MX        UTL   21.970       165,585    SUBSCRIPTOR DIGITAL INALAMBRICO)        ISSUED      8/14/1990  11/24/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49MY        MY        UTL   PI 9001352   MY-111041A SUBSCRIBER COMMUNICATION SYSTEM         ISSUED      8/13/1990   8/30/1999

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (DUTCH TITLE: ABONNEE-EENHEID VOOR
                                                      DRAADLOOS DIGITAAL
1-49NL        NL        UTL   9001816                 ABONNEE-COMMUNICATIESYSTEEM)            PENDING     8/13/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (DUTCH TITLE: ABONNEE-EENHEID VOOR
                                                      DRAADLOOS DIGITAAL
1-49.1NL      NL        UTL   9700007                 ABONNEE-COMMUNICATIESYSTEEM)            PENDING     8/26/1997

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (DUTCH TITLE: ABONNEE-EENHEID VOOR
                                                      DRAADLOOS DIGITAAL
1-49.2NL      NL        UTL   9700008                 ABONNEE-COMMUNICATIESYSTEEM)            PENDING     8/26/1997

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (NORWEGIAN TITLE: ABONNENTENHET FOR
1-49NO        NO        UTL   P903529      307239     TRADLOST ABONNENTKOMMUNIKASJONSSYSTEM)  ISSUED      8/10/1990   2/28/2000

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49NZ        NZ        UTL   234689       234689     SUBSCRIBER COMMUNICATION SYSTEM         ISSUED      7/30/1990  10/28/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49PK        PK        UTL   369/90       132.386    SUBSCRIBER COMMUNICATION SYSTEM         ISSUED      8/18/1990   12/2/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (POLISH TITLE: APARAT ABONENCKI DLA
                                                      BEZPRZEWODOWEGO, CYFROWEGO
1-49PL        PL        UTL   P-286 482    166 789    ABONENCKIEGO SYSTEMU LACZNOSCI)         ISSUED      8/14/1990  11/14/1994

                              Page for Attachment A
                                      -36-

                                LICENSED PATENTS

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (PORTUGUESE TITLE: UNIDADE DE
                                                      ASSINANTE PARA UM SISTEMA DE
                                                      COMMUNICACOES DE ASSINANTES
1-49PT        PT        UTL   94 975       94,975     RADIOELECTRICO DIGITAL)                 ISSUED      8/13/1990    8/8/1997

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49RU        RU        UTL   4830837/09   2,138,122  SUBSCRIBER COMMUNICATION SYSTEM         ISSUED      8/13/1990   3/17/1999

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49.1RU      RU        UTL   97122267     2159007    SUBSCRIBER COMMUNICATION SYSTEM         ISSUED      8/13/1990   5/30/2000

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49.2RU      RU        UTL   97122268     2154360    SUBSCRIBER COMMUNICATION SYSTEM         ISSUED      8/13/1990   2/15/2000

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (SWEDISH TITLE: ABONNENTENHET FOR
                                                      TRADLOST, DIGITALT
1-49.1SE      SE        UTL   9202259-9               ABONNENTKOMMUNIKATIONSSYSTEM)           PENDING     8/13/1990

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM
                                                      (SWEDISH TITLE: ABONNENTENHET FOR
                                                      TRADLOST, DIGITALT
1-49SE        SE        UTL   9002624-6    9002624-6  ABONNENTKOMMUNIKATIONSSYSTEM)           ISSUED      8/13/1990    4/3/2000

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49TW        TW        UTL   79107339     45524      SUBSCRIBER COMMUNICATION SYSTEM         ISSUED       9/1/1990    6/2/1991

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49US        US        UTL   07/394,497   5,008,900  SUBSCRIBER COMMUNICATION SYSTEM         ISSUED      8/14/1989   4/16/1991

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49.1US      US        UTL   07/658,065   5,146,473  SUBSCRIBER COMMUNICATION SYSTEM         ISSUED      2/20/1991    9/8/1992

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49.7US      US        UTL   09/228,140   6,078,629  SUBSCRIBER COMMUNICATION SYSTEM         ISSUED      1/11/1999   6/20/2000

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49.6US      US        UTL   08/881,339   5,859,883  SUBSCRIBER COMMUNICATION SYSTEM         ISSUED      6/24/1997   1/12/1999

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49.5US      US        UTL   08/587,008   5,694,430  SUBSCRIBER COMMUNICATION SYSTEM         ISSUED      1/11/1996   12/2/1997

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49.2US      US        UTL   07/940,662   5,325,396  SUBSCRIBER COMMUNICATION SYSTEM         ISSUED       9/4/1992   6/28/1994

1-49.3US      US        UTL   08/222,670              DIRECT DIGITAL SYNTHESIZER              ABANDONED    4/4/1994

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49.4US      US        UTL   08/445,082   5,644,602  SUBSCRIBER COMMUNICATION SYSTEM         ISSUED      5/22/1995    7/1/1997

1-49.8US      US        UTL   09/593,307              DIGITAL SYNTHESIZER                     PENDING     6/13/2000

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
                                                      SUBSCRIBER COMMUNICATION SYSTEM (SLAV
                                                      TITLE: PRETPLATNICKA JEDINICA ZA
                                                      BEZICNI DIGITALNI PRETPLANTNICKI
1-49YU        YU        UTL   P-1556/90               KOMUNIKACIONI SISTEM)                   ABANDONED   8/24/1990

                              Page for Attachment A
                                      -37-

                                LICENSED PATENTS

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-49ZA        ZA        UTL   90/6047      90/6047    SUBSCRIBER COMMUNICATION SYSTEM         ISSUED       8/1/1990   5/29/1991

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-51US        US        UTL   438,617                 TELEPHONE SYSTEM                        ABANDONED  11/20/1989

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-51.1US      US        UTL   08/203,744              TELEPHONE SYSTEM                        ABANDONED    3/1/1994

                                                      SUBSCRIBER UNIT FOR WIRELESS DIGITAL
1-51.2US      US        UTL   08/373,501              TELEPHONE SYSTEM                        ABANDONED   1/17/1995

1-54IL        IL        UTL   116444                  SPREAD SPECTRUM SYSTEM AND METHOD       PENDING    12/19/1995

                                                      MULTIPLE IMPULSE EXCITATION SPEECH
1-54US        US        UTL   07/592,330   5,235,670  ENCODER AND DECODER                     ISSUED      10/3/1990   8/10/1993

                                                      MULTIPLE IMPULSE EXCITATION SPEECH
1-54.1US      US        UTL   08/104,174              ENCODER AND DECODER                     ABANDONED    8/9/1993

                                                      MULTIPLE IMPULSE EXCITATION SPEECH
1-54.3US      US        UTL   08/446,106              ENCODER AND DECODER                     ABANDONED   5/19/1995

                                                      MULTIPLE IMPULSE EXCITATION SPEECH
1-54.4US      US        UTL   08/670,986              ENCODER AND DECODER                     ABANDONED   6/28/1996

                                                      MULTIPLE IMPULSE EXCITATION SPEECH
1-54.5US      US        UTL   08/950,658   6,006,174  ENCODER AND DECODER                     ISSUED     10/15/1997  12/21/1999

                                                      MULTIPLE IMPULSE EXCITATION SPEECH
1-54.6US      US        UTL   09/441,743   6,223,152  ENCODER AND DECODER                     ISSUED     11/16/1999   4/24/2001

                                                      MULTIPLE IMPULSE EXCITATION SPEECH
1-54.7US      US        UTL   09/805,634              ENCODER AND DECODER                     PUBLISHED   3/14/2001

1-54PC        WO        UTL                           SPREAD SPECTRUM SYSTEM AND METHOD       PROPOSED

1-54ZA        ZA        UTL                           SPREAD SPECTRUM SYSTEM AND METHOD       PROPOSED

1-57US        US        UTL   07/708,694   5,212,830  RADIO FREQUENCY COMMUNICATIONS SYSTEM   ISSUED      5/31/1991   5/18/1993

1-57.1US      US        UTL   08/063,935   5,396,646  RADIO FREQUENCY COMMUNICATIONS SYSTEM   ISSUED      5/17/1993    3/7/1995

1-57.2US      US        UTL   08/398,440   5,537,682  RADIO FREQUENCY COMMUNICATIONS SYSTEM   ISSUED       3/3/1995   7/16/1996

                                                      DETECTION OF MULTIFREQUENCY TONE
1-59US        US        UTL   08/051,189   5,333,191  SIGNALS                                 ISSUED      4/22/1993   7/26/1994

                                                      BATTERY HEATING SYSTEM USING INTERNAL
1-60US        US        UTL   08/110,891   5,362,942  BATTERY RESISTANCE                      ISSUED      8/24/1993   11/8/1994

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61AU        AU        UTL   74011/94     683683     SYSTEM                                  ISSUED      7/21/1994   3/12/1998

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61BR        BR        UTL   PI9407730-4             SYSTEM                                  PENDING     7/21/1994

                              Page for Attachment A
                                      -38-

                                LICENSED PATENTS

                                                      RADIOTELEPHONE SYSTEM FOR ASSIGNMENT
                                                      OF MODEMS TO SUPPORT COMMUNICATIONS
                                                      BETWEEN SUBSCRIBER STATIONS AND A
1-61CA        CA        UTL   2172972                 BASE STATION                            PENDING     7/21/1994

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61.1CA      CA        UTL   2,350,879               SYSTEM                                  PENDING     7/21/1994

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61EUA       EP        UTL   N/A                     SYSTEM                                  PENDING     7/21/1994

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61EP        EP        UTL   94923983.4              SYSTEM                                  PENDING     7/21/1994

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61FI        FI        UTL   961444                  SYSTEM                                  PENDING     7/21/1994

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61HU        HU        UTL   P9600793     215896     SYSTEM                                  ISSUED      7/21/1994    3/9/1999

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61JP        JP        UTL   7-510282                SYSTEM                                  PENDING     7/21/1994

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61KR        KR        UTL   1996-701672             SYSTEM                                  PENDING     7/21/1994

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61NO        NO        UTL   19961310                SYSTEM                                  PENDING     7/21/1994

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61PL        PL        UTL   P313771                 SYSTEM                                  PENDING     7/21/1994

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61RO        RO        UTL   9600689                 SYSTEM                                  PENDING     7/21/1994

                                                      METHOD OF ASSIGNING TIME SLOTS TO
                                                      CALLS ACCORDING TO THE PREFERENCE
1-61.1RO      RO        UTL   2000-01262              RATING IN A RADIO TELEPHONE SYSTEM      PENDING    12/20/2000

                                                      METHOD OF MINIMIZING SYNCHRONIZATION
1-61.2RO      RO        UTL   2000-01267              DELAY IN RADIO TELEPHONE SYSTEM         PENDING    12/20/2000

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61RU        SU        UTL   96108791                SYSTEM                                  PENDING     7/21/1994

                                                      RADIO TELEPHONE SYSTEM FOR GROUPS OF
1-61UA        UA        UTL   96041717                REMOTE SUBSCRIBERS                      PENDING     7/21/1994

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61US        US        UTL   08/129,444   5,546,383  SYSTEM                                  ISSUED      9/30/1993   8/13/1996

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61.1US      US        UTL   08/441,220   5,528,585  SYSTEM                                  ISSUED      5/15/1995   6/18/1996

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61.2US      US        UTL   08/441,545              SYSTEM                                  ABANDONED   5/15/1995

                                                      MODULARLY CLUSTERED RADIO TELEPHONE
1-61.3US      US        UTL   08/650,491   5,852,604  SYSTEM                                  ISSUED      5/20/1996  12/22/1998

                                                      MODULARLY CLUSTERED RADIOTELEPHONE
1-61.4US      US        UTL   09/217,640   6,208,630  SYSTEM                                  ISSUED     12/21/1998   3/27/2001

                              Page for Attachment A
                                      -39-

                                LICENSED PATENTS

                                                      MODULARLY CLUSTERED RADIOTELEPHONE
1-61.5US      US        UTL   09/704,318              SYSTEM                                  PENDING     11/2/2000

                              PCT/US94/0              MODULARLY CLUSTERED RADIO TELEPHONE
1-61PC        WO        UTL   8170                    SYSTEM                                  NAT PHASE   7/21/1994

                                                      NOISE SHAPING TECHNIQUE FOR SPREAD
1-62US        US        UTL   08/146,650   5,459,758  SPECTRUM COMMUNICATIONS                 ISSUED      11/2/1993  10/17/1995

                                                      NOISE SHAPING TECHNIQUE FOR SPREAD
1-62.1US      US        UTL   08/542,306              SPECTRUM COMMUNICATIONS                 ABANDONED  10/12/1995

                                                      NOISE SHAPING TECHNIQUE FOR SPREAD
1-62.2US      US        UTL   08/696,195   5,796,959  SPECTRUM COMMUNICATIONS                 ISSUED      8/12/1996   8/18/1998

1-62.3US      US        UTL   08/910,069   5,838,719  SPREAD SPECTRUM COMMUNICATION SYSTEM    ISSUED      8/12/1997  11/17/1998

                                                      NOISE SHAPING TECHNIQUE FOR SPREAD
1-62.4US      US        UTL   09/192,703   6,148,021  SPECTRUM COMMUNICATIONS                 ISSUED     11/16/1998  11/14/2000

                                                      NOISE SHAPING TECHNIQUE FOR SPREAD
1-62.5US      US        UTL   09/679,773              SPECTRUM COMMUNICATIONS                 PENDING     10/5/2000

                                                      EFFICIENT CODEBOOK STRUCTURES FOR
1-63US        US        UTL   08/166,223   5,621,852  CODE EXCITED LINEAR PREDICTION CODING   ISSUED     12/14/1993   4/15/1997

                                                      EFFICIENT CODEBOOK STRUCTURE FOR CODE
1-63.1US      US        UTL   08/734,356   6,240,382  EXCITED LINEAR PREDICTION CODING        ISSUED     10/21/1996   5/29/2001

                                                      EFFICIENT CODEBOOK STRUCTURES FOR
1-63.2US      US        UTL   09/711,252              CODE EXCITED LINEAR PREDICTION CODING   PENDING    11/13/2000

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64EP        EP        UTL   95927208.9              SUBSCRIBER UNIT                         PENDING     7/17/1995

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64.1EP      EP        UTL   00120210.0              SUBSCRIBER UNIT                         PUBLISHED   7/17/1995

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64.2EP      EP        UTL   00120211.8              SUBSCRIBER UNIT                         PUBLISHED   7/17/1995

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64.3EP      EP        UTL   00120212.6              SUBSCRIBER UNIT                         PUBLISHED   7/17/1995

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64.4EP      EP        UTL   00120213.4              SUBSCRIBER UNIT                         PUBLISHED   7/17/1995

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64.5EP      EP        UTL   00120214.2              SUBSCRIBER UNIT                         PUBLISHED   7/17/1995

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64FI        FI        UTL   971731                  SUBSCRIBER UNIT                         PENDING     7/17/1995

                              Page for Attachment A
                                      -40-

                                LICENSED PATENTS

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64.2HK      HK        UTL   01104733.3              SUBSCRIBER UNIT                         PENDING      3/9/2001

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64.1HK      HK        UTL   01102471.3              SUBSCRIBER UNIT                         PENDING      3/9/2001

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64.3HK      HK        UTL   01104732.4              SUBSCRIBER UNIT                         PENDING      3/9/2001

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64.5HK      HK        UTL   01102472.2              SUBSCRIBER UNIT                         PUBLISHED    3/9/2001

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64.4HK      HK        UTL   01104002.7              SUBSCRIBER UNIT                         PENDING     7/17/1995

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64JP        JP        UTL   8-505808     3130049    SUBSCRIBER UNIT                         ISSUED      7/17/1995  11/17/2000

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64.1JP      JP        UTL   2000-251618             SUBSCRIBER UNIT                         PENDING     7/17/1995

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64KR        KR        UTL   97-700445               SUBSCRIBER UNIT                         PENDING     7/17/1995

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64US        US        UTL   08/278,471              SUBSCRIBER UNIT                         ABANDONED   7/21/1994

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64.1US      US        UTL   08/473,413              SUBSCRIBER UNIT                         ABANDONED    6/7/1995

                                                      POWER CONSUMPTION CONTROL METHOD AND
                                                      APPARATUS FOR A COMMUNICATION SYSTEM
1-64.2US      US        UTL   08/624,703   5,666,355  SUBSCRIBER UNIT                         ISSUED      3/26/1996    9/9/1997

                                                      SUBSCRIBER TERMINAL TEMPERATURE
1-64.4US      US        UTL   09/596,883              REGULATION                              PENDING     6/20/2000

1-64.3US      US        UTL   08/788,411   6,243,399  RING SIGNAL GENERATOR                   ISSUED      1/27/1997    6/5/2001

                                                      POWER CONSUMPTION CONTROL METHOD AND
                              PCT/US95/0              APPARATUS FOR A COMMUNICATION SYSTEM
1-64PC        WO        UTL   8956                    SUBSCRIBER UNIT                         PENDING     7/17/1995

                                                      WIRELESS TELEPHONE DISTRIBUTION WITH
1-65EP        EP        UTL   95943324.4              TIME AND SPACE DIVERSITY TRANSMISSION   PENDING     8/31/1995

                                                      WIRELESS TELEPHONE DISTRIBUTION WITH
1-65FI        FI        UTL   970955                  TIME AND SPACE DIVERSITY TRANSMISSION   PENDING     8/31/1995

                                                      WIRELESS TELEPHONE DISTRIBUTION WITH
1-65JP        JP        UTL   08-510218               TIME AND SPACE DIVERSITY TRANSMISSION   PENDING     8/31/1995

                              Page for Attachment A
                                      -41-

                                LICENSED PATENTS

                                                      WIRELESS TELEPHONE DISTRIBUTION WITH
1-65US        US        UTL   08/301,230   5,614,914  TIME AND SPACE DIVERSITY TRANSMISSION   ISSUED       9/6/1994   3/25/1997

                                                      WIRELESS TELEPHONE DISTRIBUTION WITH
1-65.1US      US        UTL   08/538,863   5,663,990  TIME AND SPACE DIVERSITY TRANSMISSION   ISSUED      10/4/1995    9/2/1997

                                                      TRANSFER STATION FOR WIRELESS
                                                      TELEPHONE DISTRIBUTION WITH TIME AND
1-65.2US      US        UTL   08/539,276              SPACE DIVERSITY TRANSMISSION            PENDING     10/4/1995

                                                      WIRELESS TELEPHONE DISTRIBUTION
                                                      SYSTEM WITH TIME AND SPACE DIVERSITY
1-65.3US      US        UTL   08/920,781   5,859,879  TRANSMISSION                            ISSUED      8/29/1997   1/12/1999

                              PCT/US95/1              WIRELESS TELEPHONE DISTRIBUTION WITH
1-65WO        WO        UTL   1067                    TIME AND SPACE DIVERSITY TRANSMISSION   PENDING     8/31/1995

                              AP/P/96/008             BROADBAND CODE DIVISION MULTIPLE
2-91AP        AP        UTL   32           AP681      ACCESS (BCDMA) COMMUNICATION SYSTEM     ISSUED       7/1/1996   9/14/1998

                              AP/P/98/012             CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.1AP      AP        UTL   14           AP682      COMMUNICATION SYSTEM                    ISSUED       7/1/1996   9/30/1998

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91AR        AR        UTL   P960103375              COMMUNICATION SYSTEM                    PUBLISHED   6/28/1996

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.1AR      AR        UTL   P970105009              COMMUNICATION SYSTEM                    PUBLISHED   6/28/1996

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.2AR      AR        UTL   P000103525              COMMUNICATION SYSTEM                    PENDING     6/28/1996

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.3AR      AR        UTL   P000103524              COMMUNICATION SYSTEM                    PENDING     6/28/1996

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.4AR      AR        UTL   P000103520              COMMUNICATION SYSTEM                    PENDING     6/28/1996

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.5AR      AR        UTL   P000103523              COMMUNICATION SYSTEM                    PENDING     6/28/1996

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.6AR      AR        UTL   P000103522              COMMUNICATION SYSTEM                    PENDING     6/28/1996

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.7AR      AR        UTL   P000103517              COMMUNICATION SYSTEM                    PENDING     6/28/1996

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.8AR      AR        UTL   P000103526              COMMUNICATION SYSTEM                    PENDING     6/28/1996

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.9AR      AR        UTL   P000103518              COMMUNICATION SYSTEM                    PENDING     6/28/1996

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.10AR     AR        UTL   P000103521              COMMUNICATION SYSTEM                    PENDING     6/28/1996

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.11AR     AR        UTL   P000103519              COMMUNICATION SYSTEM                    PENDING     6/28/1996

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96CA        CA        UTL   2,224,706               COMMUNICATIONS SYSTEM                   PENDING     6/27/1996

                              Page for Attachment A
                                      -42-

                                LICENSED PATENTS

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96CN        CN        UTL   96195906.1              COMMUNICATIONS SYSTEM                   PENDING     6/27/1996

                                                      BROADBAND CODE DIVISION MULTIPLE
2-92.1EP      EP        UTL   99122098.9              ACCESS (BCDMA) COMMUNICATION SYSTEM     PUBLISHED   6/27/1996

2-92.2EP      EP        UTL   99122088.0              ADAPTIVE MATCHED FILTER                 PUBLISHED   6/27/1996

                                                      A PILOT VECTOR CORRELATOR APPARATUS
2-92.3EP      EP        UTL   99122097.1              FOR A CDMA MODEM                        PUBLISHED   6/27/1996

                                                      BROADBAND CODE DIVISION MULTIPLE
2-92.4EP      EP        UTL   99122091.4              ACCESS (BCDMA) COMMUNICATION SYSTEM     PUBLISHED   6/27/1996

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96EP.1      EP        UTL   99126232.0              COMMUNICATIONS SYSTEM                   PUBLISHED   6/27/1996

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96EP.2      EP        UTL   99126233.8              COMMUNICATIONS SYSTEM                   PUBLISHED   6/27/1996

                                                      BROADBAND CODE DIVISION MULTIPLE
2-91EP        EP        UTL   96923527.4              ACCESS (BCDMA) COMMUNICATION SYSTEM     PENDING     6/27/1996

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.1EP      EP        UTL   98912922.6              COMMUNICATION SYSTEM                    PENDING     3/10/1998

                                                      BROADBAND CODE DIVISION MULTIPLE
2-92EP        EP        UTL   96923525.8   08835568   ACCESS (BCDMA) COMMUNICATION SYSTEM     ISSUED      6/27/1996  11/28/2001

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96EP        EP        UTL   96922615.8              COMMUNICATIONS SYSTEM                   PUBLISHED   6/27/1996

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91EP.1      EP        UTL   01118805.9              COMMUNICATION SYSTEM                    PUBLISHED   6/27/1996

                                                      A CODE SEQUENCE GENERATOR APPARATUS
2-92.5EP      EP        UTL   01113684.3              FOR A CDMA MODEM                        PUBLISHED   6/27/1996

                                                      BROADBAND CODE DIVISION MULTIPLE
2-91FI        FI        UTL   974554                  ACCESS (BCDMA) COMMUNICATION SYSTEM     PENDING     6/27/1996

                                                      BROADBAND CODE DIVISION MULTIPLE
2-92FI        FI        UTL   974552                  ACCESS (BCDMA) COMMUNICATION SYSTEM     PENDING     6/27/1996

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96FI        FI        UTL   974553                  COMMUNICATIONS SYSTEM                   PENDING     6/27/1996

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96HK.1      HK        UTL   00105447.8              COMMUNICATIONS SYSTEM                   PUBLISHED   6/27/1996

                                                      BROADBAND CODE DIVISION MULTIPLE
2-92.1HK      HK        UTL   00105698.4              ACCESS (BCDMA) COMMUNICATION SYSTEM     PUBLISHED   6/27/1996

2-92.2HK      HK        UTL   00105699.3              ADAPTIVE MATCHED FILTER                 PUBLISHED   6/27/1996

                              Page for Attachment A
                                      -43-

                                LICENSED PATENTS

                                                      A PILOT VECTOR CORRELATOR APPARATUS
2-92.3HK      HK        UTL   00105700.0              FOR A CDMA MODEM                        PUBLISHED   6/27/1996

                                                      A CODE SEQUENCE GENERATOR APPARTUS
2-92.4HK      HK        UTL   00105623.4              FOR A CDMA MODEM                        PUBLISHED   6/27/1996

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96HK.2      HK        UTL   00106193.2              COMMUNICATIONS SYSTEM                   PUBLISHED   6/27/1996

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96HK        HK        UTL   99100840.4              COMMUNICATIONS SYSTEM                   PUBLISHED   6/27/1996

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91ID        ID        UTL   P-961863     0005756    COMMUNICATION SYSTM                     ISSUED      6/28/1996   12/6/2000

                                                      CODE DIVISION MULTIPLE ACCESS (BCDMA)
2-91.1ID      ID        UTL   P-2000 0776             COMMUNICATION SYSTEM                    PENDING     9/13/2000

                                                      CODE DIVISION MULTIPLE ACCESS (BCDMA)
2-91.2ID      ID        UTL   P-2000 0777             COMMUNICATION SYSTEM                    PENDING     9/13/2000

                                                      CODE DIVISION MULTIPLE ACCESS (BCDMA)
2-91.3ID      ID        UTL   P-2000 0778             COMMUNICATION SYSTEM                    PENDING     9/13/2000

                                                      CODE DIVISION MULTIPLE ACCESS (BCDMA)
2-91.4ID      ID        UTL   P-2000 0779             COMMUNICATION SYSTEM                    PENDING     9/13/2000

                                                      CODE DIVISION MULTIPLE ACCESS (BCDMA)
2-91.5ID      ID        UTL   P-2000 0780             COMMUNICATION SYSTEM                    PENDING     9/13/2000

                                                      CODE DIVISION MULTIPLE ACCESS (BCDMA)
2-91.6ID      ID        UTL   P-2000 0781             COMMUNICATION SYSTEM                    PENDING     9/13/2000

                                                      CODE DIVISION MULTIPLE ACCESS (BCDMA)
2-91.7ID      ID        UTL   P-2000 0782             COMMUNICATION SYSTEM                    PENDING     9/13/2000

                                                      CODE DIVISION MULTIPLE ACCESS (BCDMA)
2-91.8ID      ID        UTL   P-2000 0783             COMMUNICATION SYSTEM                    PENDING     9/13/2000

                                                      CODE DIVISION MULTIPLE ACCESS (BCDMA)
2-91.9ID      ID        UTL   P-2000 0784             COMMUNICATION SYSTEM                    PENDING     9/13/2000

                                                      CODE DIVISION MULTIPLE ACCESS (BCDMA)
2-91.10ID     ID        UTL   P-2000 0785             COMMUNICATION SYSTEM                    PENDING     9/13/2000

                                                      CODE DIVISION MULTIPLE ACCESS (BCDMA)
2-91.11ID     ID        UTL   P-2000 0786             COMMUNICATION SYSTEM                    PENDING     9/13/2000

                                                      BROADBAND CODE DIVISION MULTIPLE
2-91IN        IN        UTL   1421/DEL/96             ACCESS (BCDMA) COMMUNICATION SYSTEM     PENDING     6/26/1996

                                                      BROADBAND CODE DIVISION MULTIPLE
2-91JP        JP        UTL   9-505232                ACCESS (BCDMA) COMMUNICATION SYSTEM     PENDING     6/27/1996

                                                      BROADBAND CODE DIVISION MULTIPLE
2-92JP        JP        UTL   9-505230                ACCESS (BCDMA) COMMUNICATION SYSTEM     PENDING     6/27/1996

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96JP        JP        UTL   9-505231                COMMUNICATIONS SYSTEM                   PENDING     6/27/1996

                              Page for Attachment A
                                      -44-

                                LICENSED PATENTS

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96KR        KR        UTL   97-709938               COMMUNICATIONS SYSTEM                   PENDING     6/27/1996

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96.1KR      KR        UTL   2001-7003286            COMMUNICATIONS SYSTEM                   PENDING     3/14/2001

                                                      BROADBAND CODE DIVISION MULTIPLE
2-91KW        KW        UTL   PA91/96                 ACCESS (BCDMA) COMMUNICATION SYSTEM     PENDING     6/26/1996

                                                      BROADBAND CODE DIVISION MULTIPLE
2-91MY        MY        UTL   PI9602641               ACCESS (BCDMA) COMMUNICATION SYSTEM     PENDING     6/27/1996

                                                      BROADBAND CODE DIVISION MULTIPLE
2-91NA        NA        UTL   96/0050      96/0050    ACCESS (BCDMA) COMMUNICATION SYSTEM     ISSUED       7/1/1996   2/28/1997

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96NO        NO        UTL   P976095                 COMMUNICATIONS SYSTEM                   PENDING     6/27/1996

                                                      BROADBAND CODE DIVISION MULTIPLE
2-91PH        PH        UTL   53554                   ACCESS (BCDMA) COMMUNICATION SYSTEM     PENDING     6/28/1996

                                                      BROADBAND CODE DIVISION MULTIPLE
2-91PK        PK        UTL   395/96       135344     ACCESS (BCDMA) COMMUNICATION SYSTEM     ISSUED      6/20/1996  10/20/1998

                                                      CODE DIVISION MULTIPLE ACCESS (BCDMA)
2-91.1PK      PK        UTL   748/98       136510     COMMUNICATION SYSTEM                    ISSUED      7/18/1998   7/18/1998

                                                      CODE DIVISION MULTIPLE ACCESS (BCDMA)
2-91.2PK      PK        UTL   30/2000      136521     COMMUNICATION SYSTEM                    ISSUED      7/18/1998   1/15/2000

                                                      BROADBAND CODE DIVISION MULTIPLE
2-91SA        SA        UTL   97170549                ACCESS (BCDMA) COMMUNICATION SYSTEM     PENDING     1/12/1997

                                                      BROADBAND CODE DIVISION MULTIPLE
2-91TW        TW        UTL   85115906     NI-090280  ACCESS (BCDMA) COMMUNICATION SYSTEM     ISSUED     12/23/1996   11/1/1997

                                                      BROADBAND CODE DIVISION MULTIPLE
1-66US        US        PRV   60/000,775              ACCESS (BCDMA) COMMUNICATION SYSTEM     EXPIRED     6/30/1995

                                                      SPREADING CODE SEQUENCE ACQUISITION
                                                      SYSTEM AND METHOD THAT ALLOWS FAST
                                                      ACQUISITION IN CODE DIVISION MULTIPLE
2-88US        US        UTL   08/669,776   5,748,687  ACCESS (CDMA) SYSTEMS                   ISSUED      6/27/1996    5/5/1998

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91US        US        UTL   08/669,775   5,799,010  COMMUNICATION SYSTEM                    ISSUED      6/27/1996   8/25/1998

                                                      CODE SEQUENCE GENERATOR IN A CDMA
2-92US        US        UTL   08/669,769   5,796,776  MODEM                                   ISSUED      6/27/1996   8/18/1998

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96US        US        UTL   08/669,770   5,991,329  COMMUNICATIONS SYSTEM                   ISSUED      6/27/1996  11/23/1999

                                                      EFFICIENT MULTIPATH CENTROID TRACKING
                                                      CIRCUIT FOR A CODE DIVISION MULTIPLE
2-95US        US        UTL   08/669,771   5,912,919  ACCESS (CDMA) SYSTEM                    ISSUED      6/27/1996   6/15/1999

                              Page for Attachment A
                                      -45-

                                LICENSED PATENTS

                                                      EFFICIENT MULTIPATH CENTROID TRACKING
                                                      CIRCUIT FOR A CODE DIVISION MULTIPLE
2-95.1US      US        UTL   09/261,689              ACCESS (CDMA) SYSTEM                    PENDING      3/3/1999

                                                      AN ADAPTIVE MATCHED FILTER AND VECTOR
                                                      CORRELATOR FOR A CODE DIVISION
                                                      MULTIPLE ACCESS (CDMA) MODEM (AS
2-92.1US      US        UTL   09/024,473   5,991,332  AMENDED)                                ISSUED      2/17/1998  11/23/1999

                                                      CODE SEQUENCE GENERATOR IN A CDMA
2-92.2US      US        UTL   09/034,855   6,272,168  MODEM                                   ISSUED       3/4/1998    8/7/2001

                                                      BEARER CHANNEL MODIFICATION SYSTEM
                                                      FOR A CODE DIVISION MULTIPLE ACCESS
2-91.2US      US        UTL   08/956,740   6,215,778  (CDMA) COMMUNICATION SYSTEM             ISSUED     10/23/1997   4/10/2001

                                                      CAPACITY MANAGEMENT METHOD FOR A CODE
                                                      DIVISION MULTIPLE ACCESS (CDMA)
2-91.3US      US        UTL   08/956,980   6,212,174  COMMUNICATION SYSTEM                    ISSUED     10/23/1997    4/3/2001

                                                      PILOT ADAPTIVE VECTOR CORRELATOR (AS
2-92.3US      US        UTL   09/444,079   6,229,843  AMENDED)                                ISSUED     11/22/1999    5/8/2001

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.1US      US        UTL   08/815,299   6,049,535  COMMUNICATION SYSTEM                    ISSUED      3/11/1997   4/11/2000

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.1.2US    US        UTL   09/401,628   6,157,619  COMMUNICATION SYSTEM                    ISSUED      9/22/1999   12/5/2000

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.1.1US    US        UTL   09/400,489              COMMUNICATION SYSTEM                    PENDING     9/21/1999

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96.1US      US        UTL   09/406,162              COMMUNICATIONS SYSTEM                   ABANDONED   9/27/1999

                                                      SPREADING CODE SEQUENCE ACQUISITION
                                                      SYSTEM AND METHOD THAT ALLOWS FAST
                                                      ACQUISITION IN CODE DIVISION MULTIPLE
2-88.1US      US        UTL   09/559,771              ACCESS (CDMA) SYSTEMS                   PENDING     4/27/2000

                                                      SPREAD-SPECTRUM SYSTEM FOR ASSIGNING
                                                      INFORMATION SIGNALS HAVING DIFFERENT
2-91.4US      US        UTL   09/635,986              DATA RATES                              PENDING      8/9/2000

                                                      A SPREAD SPECTRUM SYSTEM ASSIGNING
                                                      INFORMATION SIGNALS TO MESSAGE-CODE
2-91.5US      US        UTL   09/634,400              SIGNALS                                 PENDING      8/9/2000

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.6US      US        UTL   09/757,768              COMMUNICATION SYSTEM                    PENDING     1/10/2001

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96.2US      US        UTL   09/833,285              COMMUNICATIONS SYSTEM                   PUBLISHED   4/12/2001

                                                      TRAFFIC LIGHTS IN A CODE DIVISION
2-92.4US      US        UTL   09/840,769              MULTIPLE ACCESS (CDMA) MODEM            PUBLISHED   4/24/2001

                                                      BEARER CHANNEL MODIFICATION SYSTEM
                                                      FOR A CODE DIVISION MULTIPLE ACCESS
2-91.7US      US        UTL   09/742,578              (CDMA) COMMUNICATION SYSTEM             PENDING    12/21/2000

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.8US      US        UTL   09/742,990              COMMUNICATION SYSTEM                    PENDING    12/21/2000

                              Page for Attachment A
                                      -46-

                                LICENSED PATENTS

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.9US      US        UTL   09/742,019              COMMUNICATION SYSTEM                    PENDING    12/21/2000

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.10US     US        UTL   09/742,579              COMMUNICATION SYSTEM                    PENDING    12/21/2000

                                                      MEDIAN WEIGHTED TRACKING FOR
2-91.11US     US        UTL   09/765,001              SPREAD-SPECTRUM COMMUNICATIONS          PENDING     1/18/2001

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.12US     US        UTL   09/765,016              COMMUNICATION SYSTEM                    PENDING     1/18/2001

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.13US     US        UTL   09/765,256              COMMUNICATION SYSTEM                    PENDING     1/18/2001

                                                      CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.14US     US        UTL   09/765,048              COMMUNICATION SYSTEM                    PENDING     1/18/2001

                                                      INITIAL POWER CONTROL FOR
2-91.15US     US        UTL   09/795,540              SPREAD-SPECTRUM COMMUNICATIONS          PENDING     2/28/2001

                                                      METHOD FOR ADAPTIVE FORWARD POWER
                                                      CONTROL FOR SPREAD-SPECTRUM
2-91.16US     US        UTL   09/791,025              COMMUNICATIONS                          PENDING     2/21/2001

                                                      APPARATUS FOR ADAPTIVE FORWARD POWER
                                                      CONTROL FOR SPREAD-SPECTRUM
2-91.17US     US        UTL   09/789,389              COMMUNICATIONS                          PENDING     2/21/2001

                                                      METHOD FOR ADAPTIVE REVERSE POWER
                                                      CONTROL FOR SPREAD-SPECTRUM
2-91.18US     US        UTL   09/789,830              COMMUNICATIONS                          PENDING     2/21/2001

                                                      APPARATUS FOR ADAPTIVE REVERSE POWER
                                                      CONTROL FOR SPREAD-SPECTRUM
2-91.19US     US        UTL   09/791,026              COMMUNICATIONS                          PENDING     2/21/2001

                              PCT/US96/1              BROADBAND CODE DIVISION MULTIPLE
2-91WO        WO        UTL   1063                    ACCESS (BCDMA) COMMUNICATION SYSTEM     PENDING     6/27/1996

                                                      AUTOMATIC POWER CONTROL SYSTEM FOR A
                              PCT/US96/1              CODE DIVISION MULTIPLE ACCESS (CDMA)
2-96WO        WO        UTL   1060                    COMMUNICATIONS SYSTEM                   NAT PHASE   6/27/1996

                              PCT/US98/0              CODE DIVISION MULTIPLE ACCESS (CDMA)
2-91.1WO      WO        UTL   4716                    COMMUNICATION SYSTEM                    PENDING     3/10/1998

                              PCT/US96/1              BROADBAND CODE DIVISION MULTIPLE
2-92WO        WO        UTL   1059                    ACCESS (BCDMA) COMMUNICATION SYSTEM     NAT PHASE   6/27/1996

                                                      BROADBAND CODE DIVISION MULTIPLE
2-91ZA        ZA        UTL   96/5340      96/5340    ACCESS (BCDMA) COMMUNICATION SYSTEM     ISSUED      6/24/1996   3/26/1997

1-67US        US        UTL                           RF POWER AMPLIFIER MODULE               TRANSFER

                                                      METHOD AND APPARATUS FOR COMPRESSING
1-68CA        CA        UTL   2,242,346               AND TRANSMITTING HIGH SPEED DATA        PENDING     11/4/1997

                                                      METHOD AND APPARATUS FOR COMPRESSING
1-68CN        CN        UTL   97191614.4              AND TRANSMITTING HIGH SPEED DATA        PENDING     11/4/1997

                                                      METHOD AND APPARATUS FOR COMPRESSING
1-68EP        EP        UTL   97947351.9              AND TRANSMITTING HIGH SPEED DATA        PENDING     11/4/1997

                                                      METHOD AND APPARATUS FOR COMPRESSING
1-68HK        HK        UTL   99105054.4              AND TRANSMITTING HIGH SPEED DATA        PUBLISHED   11/4/1997

                              Page for Attachment A
                                      -47-

                                LICENSED PATENTS

                                                      METHOD AND APPARATUS FOR COMPRESSING
1-68JP        JP        UTL   10-521714               AND TRANSMITTING HIGH SPEED DATA        PENDING     11/4/1997

                                                      METHOD AND APPARATUS FOR COMPRESSING
1-68US        US        UTL   08/743,749   6,111,870  AND TRANSMITTING HIGH SPEED DATA        ISSUED      11/7/1996   8/29/2000

                                                      METHOD AND APPARATUS FOR COMPRESSING
1-68.1US      US        UTL   09/567,252              AND TRANSMITTING HIGH SPEED DATA        PENDING      5/9/2000

                                                      METHOD AND APPARATUS FOR COMPRESSING
1-68.2US      US        UTL   09/567,253              AND TRANSMITTING HIGH SPEED DATA        PENDING      5/9/2000

                              PCT/US97/2              METHOD AND APPARATUS FOR COMPRESSING
1-68WO        WO        UTL   0092                    AND TRANSMITTING HIGH SPEED DATA        PENDING     11/4/1997

                                                      OVERLAYING SPREAD SPRECTRUM CDMA
2-01AR        AR        UTL   321,261                 COMMUNICATIONS SYSTEM                   PENDING    11/28/1991

                                                      OVERLAYING SPREAD SPRECTRUM CDMA
2-01.1AR      AR        UTL   P990101900              COMMUNICATIONS SYSTEM                   PENDING     4/23/1999

                                                      SYNCHRONOUS SPREAD SPECTRUM
2-04AR        AR        UTL   321,294                 COMMUNICATIONS SYSTEM AND METHOD        PENDING    11/18/1991

                                                      OVERLAYING SPREAD SPRECTRUM CDMA
2-01CA        CA        UTL   2,091,784    2,091,784  COMMUNICATIONS SYSTEM                   ISSUED      12/3/1991    2/6/2001

                                                      SYNCHRONOUS SPREAD SPECTRUM
2-04CA        CA        UTL   2,091,785    2,091,785  COMMUNICATIONS SYSTEM AND METHOD        ISSUED     12/10/1991    2/6/2001

                                                      SPREAD SPRECTRUM CDMA COMMUNICATIONS
2-01.1CA      CA        UTL   2,320,638               SYSTEM                                  PENDING     12/3/1991

                                                      SYNCHRONOUS SPREAD SPECTRUM
2-04.1CA      CA        UTL   2,320,678               COMMUNICATIONS SYSTEM AND METHOD        PENDING    12/10/1991

                                                      SYNCHRONOUS SPREAD SPECTRUM
2-04.2CA      CA        UTL   2,354,687               COMMUNICATIONS SYSTEM AND METHOD        PENDING    12/10/1991

                                                      OVERLAYING SPREAD SPRECTRUM CDMA
2-01EP        EP        UTL   92903307.4   0514539    COMMUNICATIONS SYSTEM                   ISSUED      12/3/1991    7/5/2000

                                                      OVERLAYING SPREAD SPRECTRUM CDMA
2-01.1EP      EP        UTL   99123930.2              COMMUNICATIONS SYSTEM                   PUBLISHED   12/3/1991

                                                      OVERLAYING SPREAD SPECTRUM CDMA
2-01.2EP      EP        UTL   99123931.0              COMMUNICATIONS SYSTEM                   PUBLISHED   12/3/1991

                                                      SYNCHRONOUS SPREAD SPECTRUM
2-04EP        EP        UTL   92903696.0   0515675    COMMUNICATIONS SYSTEM AND METHOD        ISSUED     12/10/1991   7/22/1998

2-01.1HK      HK        UTL   00105938.4              SPREAD SPRECTRUM CDMA TRANSMITTER       PENDING     12/3/1991

2-01.2HK      HK        UTL   00106194.1              SPREAD SPECTRUM CDMA TRANSMITTER        PUBLISHED   12/3/1991

                                                      SPREAD SPRECTRUM SATELLITE SYSTEM FOR
                                                      COMMUNICATING DATA FROM A SATELLITE
2-39IN        IN        UTL   610/CAL/94   181867     TO A PLURALITY OF REMOTE UNITS          ISSUED      7/29/1994  11/17/2000

                                                      REMOTE UNIT FOR USE WITH SPREAD
2-39.1IN      IN        UTL   1140CAL98    185110     SPRECTRUM SATELLITE SYSTEM              ISSUED      7/29/1994   6/22/2001

                              Page for Attachment A
                                      -48-

                                LICENSED PATENTS

                                                      OVERLAYING SPREAD SPRECTRUM CDMA
2-01SG        SG        UTL   9604225.4               COMMUNICATIONS SYSTEM                   PENDING     2/22/1996

                                                      SYNCHRONOUS SPREAD SPECTRUM
2-04SG        SG        UTL   9604308.8               COMMUNICATIONS SYSTEM AND METHOD        PENDING    12/10/1991

                                                      OVERLAYING SPREAD SPRECTRUM CDMA
2-01US        US        UTL   07/622,235   5,351,269  COMMUNICATIONS SYSTEM                   ISSUED      12/5/1990   9/27/1994

                                                      BROADBAND CDMA OVERLAY SYSTEM AND
2-34US        US        UTL   07/983,070              METHOD                                  ABANDONED  11/25/1992

                                                      DYNAMIC CAPACITY ALLOCATION CDMA
2-29US        US        UTL   07/891,135   5,224,120  SPREAD SPECTRUM COMMUNICATIONS          ISSUED       6/1/1992   6/29/1993

                                                      OVERLAYING SPREAD SPRECTRUM SATELLITE
2-39US        US        UTL   08/127,261   5,469,468  SYSTEM AND METHOD                       ISSUED      9/27/1993  11/21/1995

                                                      DYNAMIC CAPACITY ALLOCATION SPREAD
2-40US        US        UTL   08/072,783   5,367,533  SPECTRUM COMMUNICATIONS                 ISSUED       6/7/1993  11/22/1994

                                                      SPREAD SPRECTRUM CDMA COMMUNICATIONS
2-61US        US        UTL   08/304,650   5,588,020  SYSTEM                                  ISSUED      9/12/1994  12/24/1996

                                                      BROADBAND CDMA OVERLAY SYSTEM AND
2-53US        US        UTL   08/329,371   5,703,874  METHOD                                  ISSUED       4/7/1994  12/30/1997

                                                      BROADBAND CDMA OVERLAY SYSTEM AND
2-53.1US      US        UTL   08/951,058   6,011,789  METHOD                                  ISSUED     10/15/1997    1/4/2000

                                                      SPREAD SPECTRUM CONFERENCE CALL
2-18US        US        UTL   07/779,183   5,263,045  SYSTEM AND METHOD                       ISSUED     10/21/1991  11/16/1993

                                                      SYNCHRONOUS SPREAD SPECTRUM
2-04US        US        UTL   07/626,109   5,228,056  COMMUNICATIONS SYSTEM AND METHOD        ISSUED     12/14/1990   7/13/1993

                                                      SPREAD SPECTRUM CONFERENCE CALLING
2-07US        US        UTL   07/715,835   5,179,572  SYSTEM AND METHOD                       ISSUED      6/17/1991   1/12/1993

                                                      SPREAD SPECTRUM CDMA COMMUNICATIONS
2-08US        US        UTL   07/700,789   5,161,168  SYSTEM MICROWAVE OVERLAY                ISSUED      5/15/1991   11/3/1992

                                                      CDMA COMMUNICATIONS AND GEOLOCATION
2-05US        US        UTL   08/006,851              SYSTEM AND METHOD                       ABANDONED   1/21/1993

                                                      CDMA COMMUNICATIONS AND GEOLOCATION
2-50US        US        UTL   08/178,016   5,365,544  SYSTEM AND METHOD                       ISSUED      2/23/1994  11/15/1994

                                                      CDMA COMMUNICATIONS AND GEOLOCATION
2-63US        US        UTL   08/311,773   5,506,864  SYSTEM AND METHOD                       ISSUED      9/23/1994    4/9/1996

                                                      CDMA COMMUNICATIONS AND GEOLOCATION
2-72US        US        UTL   08/628,012   5,663,956  SYSTEM AND METHOD                       ISSUED       4/4/1996    9/2/1997

                                                      CDMA COMMUNICATIONS AND GEOLOCATION
2-72.1US      US        UTL   08/871,479   5,974,039  SYSTEM AND METHOD                       ISSUED       6/9/1997  10/26/199

                                                      CDMA COMMUNICATIONS AND GEOLOCATION
2-72.2US      US        UTL   09/395,626              SYSTEM AND METHOD                       PENDING     9/14/1999

                                                      BROADBAND CDMA OVERLAY SYSTEM AND
2-53.2US      US        UTL   09/400,715              METHOD                                  PENDING     9/21/1999

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

                                LICENSED PATENTS

                                                      POLYOPOLY OVERLAPPING SPREAD SPECTRUM
2-20US        US        UTL   07/739,806   5,274,665  COMMUNICATIONS SYSTEM AND METHOD        ISSUED      8/5/1991   12/28/1993

                                                      SYNCHRONOUS SPREAD SPECTRUM
2-36US        US        UTL   08/075,114   5,420,896  COMMUNICATIONS SYSTEM AND METHOD        ISSUED      6/11/1993   5/30/1995

                                                      POLYOPOLY OVERLAPPING SPREAD SPECTRUM
2-42US        US        UTL   08/164,886              COMMUNICATIONS SYSTEM AND METHOD        ABANDONED  12/10/1993

                                                      BROADBAND CDMA OVERLAY SYSTEM AND
2-53.3US      US        UTL   09/878,586              METHOD                                  PUBLISHED   6/11/2001

                              PCT/US91/0              OVERLAYING SPREAD SPRECTRUM CDMA
2-01WO        WO        UTL   9005                    COMMUNICATIONS SYSTEM                   PUBLISHED   12/3/1991

                              PCT/US                  SYNCHRONOUS SPREAD SPECTRUM
2-04WO        WO        UTL   91/0921                 COMMUNICATIONS SYSTEM AND METHOD        NAT PHASE  12/10/1991

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
2-02AR        AR        UTL   321,178      252087     SPECTRUM TRANSMITTER                    ISSUED     11/18/1991   6/30/1998

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
2-02CA        CA        UTL   2091783.1    2091783    SPECTRUM TRANSMITTER                    ISSUED     11/14/1991   7/25/2000

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
                                                      SPECTRUM COMMUNICATIONS SYSTEM AND
2-19CA        CA        UTL   2,100,793    2,100,793  METHOD                                  ISSUED     11/18/1992    7/3/2001

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
2-02.1CA      CA        UTL   2,310,104               SPECTRUM TRANSMITTER                    PENDING    11/14/1991

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
                                                      SPECTRUM COMMUNICATIONS SYSTEM AND
2-19.1CA      CA        UTL   2,339,887               METHOD                                  PENDING    11/18/1992

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
2-02EP        EP        UTL   92900295.4   0515610    SPECTRUM TRANSMITTER                    ISSUED     11/14/1991    8/5/1998

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
2-02EP.1      EP        UTL   98100395.7              SPECTRUM TRANSMITTER                    PENDING    11/14/1991

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
2-02HK        HK        UTL   99100303.4              SPECTRUM TRANSMITTER                    PUBLISHED  11/14/1991

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
2-02SG        SG        UTL   9603571.2    43873      SPECTRUM TRANSMITTER                    ISSUED     11/14/1991   1/16/2001

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
                                                      SPECTRUM COMMUNICATIONS SYSTEM AND
2-19SG        SG        UTL   9604192.6    43891      METHOD                                  ISSUED     11/18/1992   8/22/2000

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
2-02US        US        UTL   07/614,816   5,093,840  SPECTRUM TRANSMITTER                    ISSUED     11/16/1990    3/3/1992

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
                                                      SPECTRUM COMMUNICATIONS SYSTEM AND
2-19US        US        UTL   07/792,869   5,299,226  METHOD                                  ISSUED     11/19/1991   3/29/1994

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
                                                      SPECTRUM COMMUNICATIONS SYSTEM AND
2-32US        US        UTL   08/218,198   5,535,238  METHOD                                  ISSUED      3/28/1994    7/9/1996

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
                                                      SPECTRUM COMMUNICATIONS SYSTEM AND
2-52US        US        UTL   08/208,895              METHOD                                  ABANDONED   3/14/1994

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
                                                      SPECTRUM COMMUNICATIONS SYSTEM AND
2-69US        US        UTL   08/471,316   5,631,921  METHOD                                  ISSUED      5/17/1995   5/20/1997

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

                                LICENSED PATENTS

                                                      SPREAD SPECTRUM ADAPTIVE POWER
                                                      CONTROL  COMMUNICATIONS SYSTEM AND
2-32.1US      US        UTL   08/666,069              METHOD                                  ABANDONED   6/21/1996

                                                      SPREAD SPECTRUM ADAPTIVE POWER
                                                      CONTROL COMMUNICATIONS SYSTEM AND
2-32.2US      US        UTL   09/167,388   6,226,316  METHOD                                  ISSUED      10/6/1998    5/1/2001

                                                      SPREAD SPECTRUM ADAPTIVE POWER
                                                      CONTROL COMMUNICATIONS SYSTEM AND
2-32.3US      US        UTL   09/843,520              METHOD                                  PENDING     4/27/2001

                              PCT/US91/0              ADAPTIVE POWER CONTROL FOR A SPREAD
2-02WO        WO        UTL   8413                    SPECTRUM TRANSMITTER                    NAT PHASE  11/14/1991

                                                      ADAPTIVE POWER CONTROL FOR A SPREAD
                              PCT/US92/0              SPECTRUM COMMUNICATIONS SYSTEM AND
2-19WO        WO        UTL   9962                    METHOD                                  PENDING    11/18/1992

                                                      SPREAD SPECTRUM MULTIPATH RECEIVER
2-03AR        AR        UTL   321,179      252,826    APPARATUS AND METHOD                    ISSUED     11/18/1991  11/19/1998

                                                      SPREAD SPECTRUM MULTIPATH RECEIVER
2-03CA        CA        UTL   2,091,782    2,091,782  APPARATUS AND METHOD                    ISSUED     11/14/1991   7/18/2000

                                                      SPREAD SPECTRUM MULTIPATH RECEIVER
2-03EP        EP        UTL   92900991.8   0515624    APPARATUS AND METHOD                    ISSUED     11/14/1991  8/12/1998

                                                      SPREAD SPECTRUM MULTIPATH RECEIVER
2-03US        US        UTL   07/614,827   5,081,643  APPARATUS AND METHOD                    ISSUED     11/16/1990   1/14/1992

                              PCT/US                  SPREAD SPECTRUM MULTIPATH RECEIVER
2-03WO        WO        UTL   91/0841                 APPARATUS AND METHOD                    NAT PHASE  11/14/1991

                                                      SPREAD SPECTRUM CELLULAR HANDOFF
2-06US        US        UTL   07/727,617   5,179,571  APPARATUS AND METHOD                    ISSUED      7/10/1991   1/12/1993

                                                      CDMA CELLULAR HAND-OFF APPARATUS AND
2-33US        US        UTL   07/957,943   5,345,467  METHOD                                  ISSUED      10/8/1992    9/6/1994

                                                      CDMA CELLULAR HAND-OFF APPARATUS AND
2-58US        US        UTL   08/276,675              METHOD                                  ABANDONED   7/18/1994

2-10US        US        UTL   07/699,614   5,166,951  HIGH CAPACITY SPREAD SPECTRUM CHANNEL   ISSUED      5/15/1991  11/24/1992

2-100CA       CA        UTL   2,269,798               SEAMLESS HANDOFF SYSTEM AND METHOD      PENDING     10/6/1998

2-100CN       CN        UTL   98801473.4              SEAMLESS HANDOFF SYSTEM AND METHOD      PUBLISHED   10/6/1998

2-100EP       EP        UTL   98952089.5              SEAMLESS HANDOFF SYSTEM AND METHOD      PENDING     10/6/1998

2-100HK       HK        UTL   00101785.7              SEAMLESS HANDOFF SYSTEM AND METHOD      PUBLISHED   10/6/1998

2-100JP       JP        UTL   11-520597               SEAMLESS HANDOFF SYSTEM AND METHOD      PENDING     10/6/1998

2-100KR       KR        UTL   7004120/99              SEAMLESS HANDOFF SYSTEM AND METHOD      PENDING     10/6/1998

2-100MX       MX        UTL   994193                  SEAMLESS HANDOFF SYSTEM AND METHOD      PENDING     10/6/1998

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

                                LICENSED PATENTS

2-100US       US        UTL   08/947,719   5,960,347  SEAMLESS HANDOFF  SYSTEM AND METHOD     ISSUED     10/9/1997   9/28/1999

2-100.1US     US        UTL   09/342,457   6,122,511  SEAMLESS HANDOFF  SYSTEM AND METHOD     ISSUED     6/29/1999   9/19/2000

2-100.2US     US        UTL   09/575,437              SEAMLESS HANDOFF  SYSTEM AND METHOD     PENDING    5/22/2000

                              PCT/US98/2
2-100WO       WO        UTL   0978                    SEAMLESS HANDOFF  SYSTEM AND METHOD     PENDING    10/6/1998

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY ALLOCATES BANDWIDTH UPON
2-103.1AU     AU        UTL   7798298                 DEMAND                                  PENDING    5/26/1998

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY ALLOCATES BANDWIDTH UPON
2-103.1BR     BR        UTL   PI9810164-1             DEMAND                                  PENDING    5/26/1998

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY ALLOCATES BANDWIDTH UPON
2-103.1CA     CA        UTL   2,294,226               DEMAND                                  PENDING    5/26/1998

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY ALLOCATES BANDWIDTH UPON
2-103.1CN     CN        UTL   98806254.2              DEMAND                                  PUBLISHED  5/26/1998

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY ALLOCATES BANDWIDTH UPON
2-103.1EP     EP        UTL   98926060.9              DEMAND                                  PUBLISHED  5/26/1998

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY ALLOCATES BANDWIDTH UPON
2-103.1HK     HK        UTL   00106315.5              DEMAND                                  PUBLISHED  5/26/1998

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY ALLOCATES BANDWIDTH UPON
2-103.1JP     JP        UTL   11-504434               DEMAND                                  PENDING    5/26/1998

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY ALLOCATES BANDWIDTH UPON
2-103.1KR     KR        UTL   99-7011795              DEMAND                                  PENDING    5/26/1998

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY ALLOCATES BANDWIDTH UPON
2-103.1MX     MX        UTL   9911860                 DEMAND                                  PENDING    5/26/1998

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY ALLOCATES BANDWIDTH UPON
2-103.1SG     SG        UTL   9906140-0               DEMAND                                  PENDING    5/26/1998

                                                      AIR INTERFACE STANDARD FOR B-CDMA
2-103US       US        PRV   60/049,637              SPREAD SPECTRUM COMMUNICATION SYSTEM    EXPIRED    6/16/1997

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY ALLOCATES BANDWIDTH UPON
2-103.1US     US        UTL   08/898,537   6,075,792  DEMAND                                  ISSUED     7/22/1997   6/13/2000

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY ALLOCATES BANDWIDTH UPON
2-103.2US     US        UTL   09/591,611              DEMAND                                  PENDING    6/9/2000

                                                      CDMA COMMUNICATION SYSTEM WHICH
                              PCT/US98/1              SELECTIVELY ALLOCATES BANDWIDTH UPON
2-103.1WO     WO        UTL   0600                    DEMAND                                  PENDING    5/26/1998

                                                      FREQUENCY HOPPING CODE DIVISION
2-21US        US        UTL   08/019,114              MULTIPLE ACCESS SYSTEM AND METHOD       ABANDONED  2/17/1993

                                                      FREQUENCY HOPPING CODE DIVISION
2-60US        US        UTL   08/297,449   5,459,759  MULTIPLE ACCESS SYSTEM AND METHOD       ISSUED     8/29/1994   10/17/1995

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

                                LICENSED PATENTS

                                                      FREQUENCY HOPPING CODE DIVISION
2-70US        US        UTL   08/542,346   5,657,343  MULTIPLE ACCESS SYSTEM AND METHOD       ISSUED     10/12/1995  8/12/1997

                                                      FREQUENCY HOPPING CODE DIVISION
2-70.1US      US        UTL   08/840,737   5,881,094  MULTIPLE ACCESS SYSTEM AND METHOD       ISSUED     4/16/1997   3/9/1999

                                                      FREQUENCY HOPPING CODE DIVISION
2-70.2US      US        UTL   09/264,505   6,128,328  MULTIPLE ACCESS SYSTEM AND METHOD       ISSUED     3/8/1999    10/3/2000

                                                      FREQUENCY HOPPING CODE DIVISION
2-70.3US      US        UTL   09/631,183   6,327,297  MULTIPLE ACCESS SYSTEM AND METHOD       ISSUED     8/2/2000    12/4/2001

                                                      OPTICAL INTERCONNECT FOR HIGH SPEED
2-23US        US        UTL   08/068,518   5,515,194  PROCESSORS                              ISSUED     5/28/1993   5/7/1996

                                                      OPTICAL INTERCONNECT FOR HIGH SPEED
2-75US        US        UTL   08/641,632   5,677,778  PROCESSORS                              ISSUED     5/2/1996    10/14/1997

                                                      OPTICAL INTERCONNECT FOR HIGH SPEED
2-75.1US      US        UTL   08/896,367   6,008,918  PROCESSOR                               ISSUED     7/18/1997   12/28/1999

                                                      OPTICAL INTERCONNECT FOR HIGH SPEED
2-75.2US      US        UTL   09/430,543   6,243,180  PROCESSOR                               ISSUED     10/29/1999  6/5/2001

                                                      OPTICAL INTERCONNECT FOR HIGH SPEED
2-75.3US      US        UTL   09/847,180              PROCESSOR                               PENDING    5/2/2001

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55AU        AU        UTL   31541/95     701816     INTERFERENCE CANCELER SYSTEM            ISSUED     7/5/1995    5/20/1999

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
                                                      INTERFERENCE CANCELER SYSTEM AND
2-55.1BR      BR        UTL   PI9510704-5             METHOD                                  PENDING    7/5/1995

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55BR        BR        UTL   PI9508348-0             INTERFERENCE CANCELER SYSTEM            PENDING    7/5/1995

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55CA        CA        UTL   2,195,534    2,195,534  INTERFERENCE CANCELER SYSTEM            ISSUED     7/5/1995    10/9/2001

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55.1CA      CA        UTL   2,342,454               INTERFERENCE CANCELER SYSTEM            PENDING    7/5/1995

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55CN        CN        UTL   95194367.7              INTERFERENCE CANCELER SYSTEM            PENDING    7/5/1995

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55DE        DE        UTL   19581709.5              INTERFERENCE CANCELER SYSTEM            ABANDONED  7/5/1995

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55DK        DK        UTL   0089/97                 INTERFERENCE CANCELER SYSTEM            PENDING    7/5/1995

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55EP        EP        UTL   95927544.7              INTERFERENCE CANCELER SYSTEM            PENDING    7/5/1995

                                                      SPREAD SPECTRUM INTERFERENCE CANCELER
2-55.1EP      EP        UTL   00104576.4              SYSTEM AND METHOD                       PUBLISHED  7/5/1995

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55FI        FI        UTL   970276                  INTERFERENCE CANCELER SYSTEM            PENDING    7/5/1995

                                                      SPREAD SPECTRUM INTERFERENCE CANCELER
2-55.1HK      HK        UTL   01101484.0              SYSTEM AND METHOD                       PUBLISHED  7/5/1995

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

                                LICENSED PATENTS

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55JP        JP        UTL   505992/96    3153894    INTERFERENCE CANCELER SYSTEM            ISSUED     7/5/1995    2/2/2001

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55.1JP      JP        UTL   2000-188314             INTERFERENCE CANCELER SYSTEM            PENDING    7/5/1995

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55MX        MX        UTL   97.0522      198416     INTERFERENCE CANCELER SYSTEM            ISSUED     7/5/1995    9/1/2000

                                                      SPREAD SPECTRUM INTERFERENCE CANCELER
2-55.1MX      MX        UTL   000300                  SYSTEM AND METHOD                       PENDING    1/7/2000

                                                      SPREAD SPECTRUM INTERFERENCE CANCELER
2-55.2MX      MX        UTL   000301                  SYSTEM AND METHOD                       PENDING    1/7/2000

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55.1NZ      NZ        UTL   314383       314383     INTERFERENCE CANCELER SYSTEM            ISSUED     3/11/1997   7/5/1995

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55NZ        NZ        UTL   290723       290723     INTERFERENCE CANCELER SYSTEM            ISSUED     7/5/1995    9/16/1998

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55SE        SE        UTL   9700184-6               INTERFERENCE CANCELER SYSTEM            PENDING    7/5/1995

                                                      SPREAD SPECTRUM CDMA INTERFERENCE
2-27US        US        UTL   08/051,017   5,363,403  CANCELER AND METHOD                     ISSUED     4/22/1993   11/8/1994

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55US        US        UTL   08/279,477   5,553,062  INTERFERENCE CANCELER SYSTEM            ISSUED     7/26/1994   9/3/1996

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55.1US      US        UTL   08/654,994   5,719,852  INTERFERENCE CANCELER SYSTEM            ISSUED     5/29/1996   2/17/1998

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55.2US      US        UTL   08/939,146   6,014,373  INTERFERENCE CANCELER SYSTEM            ISSUED     9/29/1997   1/11/2000

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55.3US      US        UTL   09/276,019   6,259,688  INTERFERENCE CANCELER SYSTEM            ISSUED     3/25/1999   7/10/2001

                                                      MULTICHANNEL CDMA SUBTRACTIVE
2-55.4US      US        UTL   09/851,740              INTERFERENCE CANCELER                   PUBLISHED  5/9/2001

                              PCT/US95/0              SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55WO        WO        UTL   9652                    INTERFERENCE CANCELER SYSTEM            NAT PHASE  7/5/1995

2-30CA        CA        UTL   2,107,865    2,107,865  WIRELESS DEBIT CARD SYSTEM AND METHOD   ISSUED     10/6/1993   2/13/2001

2-30.1CA      CA        UTL   2,306,287               WIRELESS DEBIT CARD SYSTEM AND METHOD   PENDING    10/6/1993

2-30.2CA      CA        UTL   2,356,150               WIRELESS DEBIT CARD SYSTEM AND METHOD   PENDING    10/6/1993

                                                      WIRELESS TELEPHONE DEBIT CARD SYSTEM
2-30US        US        UTL   07/956,851   5,359,182  AND METHOD                              ISSUED     10/6/1992   10/25/1994

                                                      WIRELESS TELEPHONE DEBIT CARD SYSTEM
2-59US        US        UTL   08/281,705              AND METHOD                              ABANDONED  7/28/1994

                                                      WIRELESS TELEPHONE DEBIT CARD SYSTEM
2-74US        US        UTL   08/685,595              AND METHOD                              ABANDONED  4/26/1996

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

                                LICENSED PATENTS

                                                      WIRELESS TELEPHONE DEBIT CARD SYSTEM
2-74.1US      US        UTL   08/954,788   6,003,770  AND METHOD                              ISSUED     10/21/1997  12/21/1999

                                                      WIRELESS TELEPHONE DEBIT CARD SYSTEM
2-74.2US      US        UTL   09/421,733   6,170,745  AND METHOD                              ISSUED     10/20/1999  1/9/2001

                                                      WIRELESS TELEPHONE DEBIT CARD SYSTEM
2-74.3US      US        UTL   09/671,917   6,290,127  AND METHOD                              ISSUED     9/28/2000   9/18/2001

                                                      WIRELESS TELEPHONE DEBIT CARD SYSTEM
2-74.4US      US        UTL   09/886,497              AND METHOD                              PUBLISHED  6/21/2001

                                                      CDMA/TDMA SPREAD-SPECTRUM
2-31US        US        UTL   07/819,906   5,260,967  COMMUNICATIONS SYSTEM AND METHOD        ISSUED     1/13/1992   11/9/1993

                                                      CDMA/TDMA SPREAD-SPECTRUM
2-46US        US        UTL   08/277,142   RE.35,402  COMMUNICATIONS SYSTEM AND METHOD        ISSUED     7/5/1994    12/17/1996

                                                      CDMA/TDMA SPREAD-SPECTRUM
2-35US        US        UTL   08/145,124   5,410,568  COMMUNICATIONS SYSTEM AND METHOD        ISSUED     11/3/1993   4/25/1995

                                                      NOTCH FILTERING A SPREAD SPECTRUM
                                                      SIGNAL USING FOURIER SERIES
2-41CA        CA        UTL   2,131,082    2,131,082  COEFFICIENTS                            ISSUED     8/29/1994   11/28/2000

                                                      NOTCH FILTERING A SPREAD SPECTRUM
                                                      SIGNAL USING FOURIER SERIES
2-41US        US        UTL   08/113,138   5,377,223  COEFFICIENTS                            ISSUED     8/30/1993   12/27/1994

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57AU        AU        UTL   3094295      3094295    AND METHOD                              ISSUED     6/16/1995   6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57BR        BR        UTL   PI9508146-1             AND METHOD                              PENDING    6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-43CA        CA        UTL   2,136,408    2,136,408  AND METHOD                              ISSUED     11/22/1994  1/11/2000

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57CA        CA        UTL   2,193,843    2,193,843  AND METHOD                              ISSUED     6/16/1995   11/14/2000

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57CN        CN        UTL   95193814.2              AND METHOD                              PENDING    6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57.1CN      CN        UTL   N/A                     AND METHOD                              PENDING    6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57.2CN      CN        UTL   N/A                     AND METHOD                              PENDING    6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57.3CN      CN        UTL   N/A                     AND METHOD                              PENDING    6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57.4CN      CN        UTL   N/A                     AND METHOD                              PENDING    6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57.5CN      CN        UTL   N/A                     AND METHOD                              PENDING    6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57.6CN      CN        UTL   N/A                     AND METHOD                              PENDING    10/2/2001

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57DE        DE        UTL   19581691.9              AND METHOD                              PUBLISHED  6/16/1995

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

                                LICENSED PATENTS

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57DK        DK        UTL   1452/96                 AND METHOD                              PUBLISHED  6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57EP        EP        UTL   95926635.4              AND METHOD                              PUBLISHED  6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57.1EP      EP        UTL   00123437.6              AND METHOD                              PUBLISHED  6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57.2EP      EP        UTL   00123438.4              AND METHOD                              PUBLISHED  6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57FI        FI        UTL   965223                  AND METHOD                              PENDING    6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57JP        JP        UTL   503495/96               AND METHOD                              PENDING    6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57MX        MX        UTL   97.0017                 AND METHOD                              PENDING    6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57NZ        NZ        UTL   290255       290255     AND METHOD                              ISSUED     6/16/1995   10/21/1998

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57SE        SE        UTL   9604711.3               AND METHOD                              PUBLISHED  6/16/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-43US        US        UTL   08/155,173   5,422,908  AND METHOD                              ISSUED     11/22/1993  6/6/1995

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57US        US        UTL   08/266,769   5,659,572  AND METHOD                              ISSUED     6/28/1994   8/19/1997

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-71US        US        UTL   08/625,254   5,633,889  AND METHOD                              ISSUED     4/1/1996    5/27/1997

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-71.1US      US        UTL   08/859,522   5,926,502  AND METHOD                              ISSUED     5/20/1997   7/20/1999

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-71.2US      US        UTL   09/280,328   6,256,340  AND METHOD                              ISSUED     3/29/1999   7/3/2001

                                                      PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57.1US      US        UTL   08/826,095              AND METHOD                              ABANDONED  3/28/1997

2-71.3US      US        UTL   09/766,153              PHASED ARRAY SPREAD SPECTRUM RECEIVER   PUBLISHED  1/19/2001

                              PCT/US95/0              PHASED ARRAY SPREAD SPECTRUM SYSTEM
2-57WO        WO        UTL   8562                    AND METHOD                              TRANSFER   6/16/1995

                                                      MULTICARRIER DIRECT SEQUENCE SPREAD
2-44JP        JP        UTL   241,677/1994 2,925,463  SPECTRUM AND METHOD                     ISSUED     10/5/1994   5/7/1999

                                                      MULTICARRIER DIRECT SEQUENCE SPREAD
2-44US        US        UTL   08/133,254   5,521,937  SPECTRUM COMMUNICATION SYSTEM           ISSUED     10/8/1993   5/28/1996

                                                      CDMA COMMUNICATIONS AND GEOLOCATION
2-48US        US        UTL   08/194,669              SYSTEM AND METHOD                       ABANDONED  2/14/1994

2-54EP        EP        UTL   95943981.1              SPREAD SPECTRUM SYSTEM AND METHOD       PENDING    12/22/1995

                              Page for Attachment A
                                      -56-

                                LICENSED PATENTS

2-54.1EP      EP        UTL   00114939.2              SPREAD SPECTRUM SYSTEM AND METHOD       PUBLISHED  12/22/1995

2-54.2EP      EP        UTL   00114940.0              SPREAD SPECTRUM SYSTEM AND METHOD       PUBLISHED  12/22/1995

2-54.3EP      EP        UTL   00114941.8              SPREAD SPECTRUM SYSTEM AND METHOD       PUBLISHED  12/22/1995

2-54FI        FI        UTL   FI972241                SPREAD SPECTRUM SYSTEM AND METHOD       PENDING    12/22/1995

2-54.1HK      HK        UTL   01102088.8              SPREAD SPECTRUM SYSTEM AND METHOD       PUBLISHED  12/22/1995

2-54.2HK      HK        UTL   01102089.7              SPREAD SPECTRUM SYSTEM AND METHOD       PUBLISHED  12/22/1995

2-54.3HK      HK        UTL   01102199.4              SPREAD SPECTRUM SYSTEM AND METHOD       PUBLISHED  12/22/1995

2-54ID        ID        UTL   P-960016                SPREAD SPECTRUM SYSTEM AND METHOD       PUBLISHED  1/3/1996

2-54IL        IL        UTL   116444       116444     SPREAD SPECTRUM SYSTEM AND METHOD       ISSUED     12/19/1995  11/18/1999

                                                      VARIABLE-BANDWIDTH SPREAD-SPECTRUM
2-54.1IL      IL        UTL   128633                  DEVICE                                  PENDING    12/19/1995

                                                      ADAPTIVE POWER CONTROL FROM A SPREAD
                                                      SPECTRUM COMMUNICATION SYSTEM AND
2-54.2IL      IL        UTL   128634                  METHOD                                  PENDING    12/19/1995

2-54IN        IN        UTL   2434/DEL/95             SPREAD SPECTRUM SYSTEM AND METHOD       PENDING    12/28/1995

2-54JP        JP        UTL   521132/1996             SPREAD SPECTRUM SYSTEM AND METHOD       PENDING    12/22/1995

2-54MY        MY        UTL   PI9600007               SPREAD SPECTRUM SYSTEM AND METHOD       PENDING    1/3/1996

                                                      VARIABLE BANDWIDTH SPREAD SPECTRUM
2-54.1MY      MY        UTL   PI20004562              DEVICE                                  PENDING    1/3/1996

                                                      SPREAD SPECTRUM ADAPTIVE POWER
2-54.2MY      MY        UTL   PI20004563              CONTROL SYSTEM AND METHOD               PENDING    1/3/1996

                                                      SPREAD SPECTRUM MULTIPATH PROCESSOR
2-54.3MY      MY        UTL   PI20004564              SYSTEM AND METHOD                       PENDING    1/3/1996

                                                      SPREAD SPECTRUM MULTIPATH PROCESSOR
2-54.4MY      MY        UTL   PI20004565              SYSTEM AND METHOD                       PENDING    1/3/1996

                                                      VARIABLE BANDWIDTH SPREAD SPECTRUM
2-54.5MY      MY        UTL   PI20004566              DEVICE AND METHOD                       PENDING    1/3/1996

2-54PH        PH        UTL   52079                   SPREAD SPECTRUM SYSTEM AND METHOD       PENDING    1/3/1996

2-54TW        TW        UTL   84113988     079369     SPREAD SPECTRUM SYSTEM AND METHOD       ISSUED     12/26/1995  11/7/1996

                              Page for Attachment A
                                      -57-

                                LICENSED PATENTS

2-54US        US        UTL   08/368,710   5,574,747  SPREAD SPECTRUM SYSTEM AND METHOD       ISSUED     1/4/1995    11/12/1996

                                                      SPREAD SPECTRUM ADAPTIVE POWER
2-54.1US      US        UTL   08/743,379   5,835,527  CONTROL SYSTEM AND METHOD               ISSUED     11/4/1996   11/10/1998

2-66US        US        UTL   08/423,513   5,673,286  SPREAD SPECTRUM SYSTEM AND METHOD       ISSUED     4/17/1995   9/30/1997

2-67US        US        UTL   08/423,519   5,563,907  SPREAD SPECTRUM SYSTEM AND METHOD       ISSUED     4/17/1995   10/8/1996

                                                      VARIABLE BANDWIDTH SPREAD SPECTRUM
2-54.2US      US        UTL   08/889,281   5,920,590  DEVICE AND METHOD                       ISSUED     7/8/1997    7/6/1999

                                                      ADJUSTING A TRANSMITTER POWER LEVEL
2-54.4US      US        UTL   09/277,400   6,175,586  FOR A SPREAD SPECTRUM TRANSMITTER       ISSUED     3/26/1999   1/16/2001

                                                      SPREAD SPECTRUM MULTIPATH PROCESSOR
2-54.3US      US        UTL   08/891,236   5,995,538  SYSTEM AND METHOD                       ISSUED     7/10/1997   11/30/1999

                                                      SPREAD SPECTRUM MULTIPATH PROCESSOR
2-66.1US      US        UTL   08/934,989              SYSTEM AND METHOD                       ABANDONED  9/22/1997

                                                      RECEIVING A SPREAD SPECTRUM DATA
                                                      SIGNAL USING DETERMINED WEIGHTS (AS
2-54.5US      US        UTL   09/716,864   6,330,272  AMENDED)                                ISSUED     11/20/2000  12/11/2001

2-54.6US      US        UTL   N/A                     MULTIPATH PROCESSOR                     PENDING    10/19/2001

                              PCT/US95/1
2-54WO        WO        UTL   6905                    SPREAD SPECTRUM SYSTEM AND METHOD       PENDING    12/22/1995

2-54ZA        ZA        UTL   95/10969     95/10969   SPREAD SPECTRUM SYSTEM AND METHOD       ISSUED     12/27/1995  9/25/1996

                                                      SPREAD SPECTRUM CDMA SUBTRACTIVE
2-55EUA       EP        UTL   N/A                     INTERFERENCE CANCELER SYSTEM            PENDING    7/5/1995

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56AU        AU        UTL   29659/95     696628     STATION                                 ISSUED     6/16/1995   1/7/1999

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56BR        BR        UTL   PI9508175-5             STATION                                 PENDING    6/16/1995

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56CA        CA        UTL   2,193,842    2,193,842  STATION                                 ISSUED     6/16/1995   10/24/2000

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56CN        CN        UTL   95193860.6              STATION                                 PENDING    6/16/1995

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56DE        DE        UTL   19581690.0              STATION                                 PENDING    6/16/1995

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56DK        DK        UTL   1453/96                 STATION                                 PENDING    6/16/1995

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56EP        EP        UTL   95925568.8              STATION                                 PENDING    6/16/1995

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56EUA       EP        UTL   N/A                     STATION                                 PENDING    6/16/1995

                              Page for Attachment A
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

                                LICENSED PATENTS

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56FI        FI        UTL   965222                  STATION                                 PENDING    6/16/1995

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56JP        JP        UTL   503494/96    2849691    STATION                                 ISSUED     12/26/1996  11/13/1998

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56MX        MX        UTL   96.6675                 STATION                                 PENDING    6/16/1995

                              PA/a/2001/0             SPREAD-SPECTRUM CHANGEABLE BASE
2-56.1MX      MX        UTL   05443                   STATION                                 PENDING    6/16/1995

                              PA/a/2001/0             SPREAD-SPECTRUM CHANGEABLE BASE
2-56.2MX      MX        UTL   05478                   STATION                                 PENDING    6/16/1995

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56NZ        NZ        UTL   289729       289729     STATION                                 ISSUED     6/16/1995   10/13/1997

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56SE        SE        UTL   9604710-5               STATION                                 PENDING    6/16/1995

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56US        US        UTL   08/268,186   5,610,906  STATION                                 ISSUED     6/29/1994   3/11/1997

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56.1US      US        UTL   08/814,809   5,926,465  STATION                                 ISSUED     3/10/1997   7/20/1999

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56.2US      US        UTL   09/133,047   6,295,288  STATION                                 ISSUED     8/13/1998   9/25/2001

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56.3US      US        UTL   09/878,647              STATION                                 PUBLISHED  6/11/2001

                              PCT/US95/0              SPREAD-SPECTRUM CHANGEABLE BASE
2-56WO        WO        UTL   8561                    STATION                                 NAT PHASE  6/16/1995

2-62US        US        UTL   08/323,701              HIGH CAPACITY SPREAD SPECTRUM CHANNEL   ABANDONED  10/11/1994

2-62.1US      US        UTL   08/651,162              HIGH CAPACITY SPREAD SPECTRUM CHANNEL   ABANDONED  5/17/1996

2-62.2US      US        UTL   08/921,883              HIGH CAPACITY SPREAD SPECTRUM CHANNEL   PENDING    9/2/1997

                                                      ADAPTIVE NONLINEAR QUANTIZER FOR
2-65US        US        UTL                           RECEIVING SPREAD-SPECTRUM SIGNALS       PROPOSED

2-68US        US        UTL   08/423,514              SPREAD SPECTRUM SYSTEM AND METHOD       ABANDONED  4/17/1995

                                                      MULTICARRIER DIRECT SEQUENCE SPREAD
2-73US        US        UTL   08/638,248              SPECTRUM COMMUNICATION SYSTEM           TRANSFER   4/26/1996

                                                      ORTHOGONAL CODE SYNCHRONIZATION
                                                      SYSTEM AND METHOD FOR SPREAD SPECTRUM
2-79CN        CN        UTL   98802854.9              CDMA COMMUNICATIONS                     PUBLISHED  2/26/1998

                                                      ORTHOGONAL CODE SYNCHRONIZATION
                                                      SYSTEM AND METHOD FOR SPREAD SPECTRUM
2-79EP        EP        UTL   98915123.8              CDMA COMMUNICATIONS                     PUBLISHED  2/26/1998

                              Page for Attachment A
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

                                LICENSED PATENTS


                                                      ORTHOGONAL CODE SYNCHRONIZATION
                                                      SYSTEM AND METHOD FOR SPREAD SPECTRUM
2-79HK        HK        UTL   00104847.7              CDMA COMMUNICATIONS                     PUBLISHED  2/26/1998

                                                      ORTHOGONAL CODE SYNCHRONIZATION
                                                      SYSTEM AND METHOD FOR SPREAD SPECTRUM
2-79JP        JP        UTL   10-537894               CDMA COMMUNICATIONS                     PENDING    2/26/1998

                                                      ORTHOGONAL CODE SYNCHRONIZATION
                                                      SYSTEM AND METHOD FOR SPREAD SPECTRUM
2-79US        US        UTL   08/807,228   5,943,331  CDMA COMMUNICATIONS                     ISSUED     2/28/1997   8/24/1999

                                                      ORTHOGONAL CODE SYNCHRONIZATION
                                                      SYSTEM AND METHOD FOR SPREAD SPECTRUM
2-79.1US      US        UTL   09/280,327   6,141,332  CDMA COMMUNICATIONS                     ISSUED     3/29/1999   10/31/2000

                                                      ORTHOGONAL CODE SYNCHRONIZATION
                                                      SYSTEM AND METHOD FOR SPREAD SPECTRUM
2-79.2US      US        UTL   09/653,057              CDMA COMMUNICATIONS                     PENDING    9/1/2000

                                                      ORTHOGONAL CODE SYNCHRONIZATION
                              PCT/US98/0              SYSTEM AND METHOD FOR SPREAD SPECTRUM
2-79WO        WO        UTL   3861                    CDMA COMMUNICATIONS                     NAT PHASE  2/26/1998

                                                      A METHOD OF CONTROLLING INITIAL POWER
                                                      RAMP-UP IN CDMA SYSTEMS BY USING
2-80CA        CA        UTL   2,259,351               SHORT CODES                             PENDING    6/23/1997

                                                      A METHOD OF CONTROLLING INITIAL POWER
                                                      RAMP-UP IN CDMA SYSTEMS BY USING
2-80CN        CN        UTL   97195841.6              SHORT CODES                             PUBLISHED  6/23/1997

                                                      A METHOD OF CONTROLLING INITIAL POWER
                                                      RAMP-UP IN CDMA SYSTEMS BY USING
2-80EP        EP        UTL   97930175.1              SHORT CODES                             PENDING    6/23/1997

                                                      A METHOD OF CONTROLLING INITIAL POWER
                                                      RAMP-UP IN CDMA SYSTEMS BY USING
2-80.1EP      EP        UTL   00111007.1              SHORT CODES                             PUBLISHED  6/23/1997

                                                      A METHOD OF CONTROLLING INITIAL POWER
                                                      RAMP-UP IN CDMA SYSTEMS BY USING
2-80HK        HK        UTL   99104358.0              SHORT CODES                             PUBLISHED  6/23/1997

                                                      A METHOD OF CONTROLLING INITIAL POWER
                                                      RAMP-UP IN CDMA SYSTEMS BY USING
2-80.1HK      HK        UTL   01101895.3              SHORT CODES                             PUBLISHED  6/23/1997

                                                      A METHOD OF CONTROLLING INITIAL POWER
                                                      RAMP-UP IN CDMA SYSTEMS BY USING
2-80JP        JP        UTL   10-503390               SHORT CODES                             PENDING    6/23/1997

                                                      A METHOD OF CONTROLLING INITIAL POWER
                                                      RAMP-UP IN CDMA SYSTEMS BY USING
2-80KR        KR        UTL   710988/98               SHORT CODES                             PENDING    6/23/1997

                                                      A METHOD OF CONTROLLING INITIAL POWER
                                                      RAMP-UP IN CDMA SYSTEMS BY USING
2-80US        US        UTL   08/670,162   5,841,768  SHORT CODES                             ISSUED     6/27/1996   11/24/1998

                                                      METHOD OF CONTROLLING INITIAL POWER
                                                      RAMP-UP IN CDMA SYSTEMS BY USING
2-80.1US      US        UTL   09/003,104   6,181,949  SHORT CODES                             ISSUED     1/6/1998    1/30/2001

                                                      A METHOD OF CONTROLLING INITIAL POWER
                                                      RAMP-UP IN CDMA SYSTEMS BY USING
2-80.2US      US        UTL   09/721,034              SHORT CODES                             PENDING    11/22/2000

                                                      A METHOD OF CONTROLLING INITIAL POWER
                              PCT/US97/1              RAMP-UP IN CDMA SYSTEMS BY USING
2-80WO        WO        UTL   0754                    SHORT CODES                             NAT PHASE  6/23/1997

                                                      VIRTUAL LOCATING OF A FIXED
                                                      SUBSCRIBER UNIT TO REDUCE
2-81US        US        UTL   08/671,068   5,940,382  RE-ACQUISITION TIME                     ISSUED     6/27/1996   8/17/1999

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

                                LICENSED PATENTS

                                                      VIRTUAL LOCATING OF A FIXED
                                                      SUBSCRIBER UNIT TO REDUCE
2-81.1US      US        UTL   09/304,286   6,252,866  RE-ACQUISITION TIME                     ISSUED     5/3/1999    6/26/2001

                                                      VIRTUAL LOCATING OF A FIXED
                                                      SUBSCRIBER UNIT TO REDUCE
2-81.2US      US        UTL   09/880,977              RE-ACQUISITION TIME                     PENDING    6/14/2001

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY SUPPRESSES DATA
                                                      TRANSMISSIONS DURING ESTABLISHMENT OF
2-82CA        CA        UTL   2,259,355               A COMMUNICATION CHANNEL                 PENDING    6/20/1997

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY SUPPRESSES DATA
                                                      TRANSMISSIONS DURING ESTABLISHMENT OF
2-82CN        CN        UTL   97195947.1              A COMMUNICATION CHANNEL                 PUBLISHED  6/20/1997

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY SUPPRESSES DATA
                                                      TRANSMISSIONS DURING ESTABLISHMENT OF
2-82EP        EP        UTL   97931304.6              A COMMUNICATION CHANNEL                 PENDING    6/20/1997

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY SUPPRESSES DATA
                                                      TRANSMISSIONS DURING ESTABLISHMENT OF
2-82.1EP      EP        UTL   01117741.7              A COMMUNICATION CHANNEL                 PUBLISHED  6/20/1997

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY SUPPRESSES DATA
                                                      TRANSMISSIONS DURING ESTABLISHMENT OF
2-82HK        HK        UTL   99104357.1              A COMMUNICATION CHANNEL                 PUBLISHED  6/20/1997

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY SUPPRESSES DATA
                                                      TRANSMISSIONS DURING ESTABLISHMENT OF
2-82JP        JP        UTL   10-503395               A COMMUNICATION CHANNEL                 PENDING    6/20/1997

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY SUPPRESSES DATA
                                                      TRANSMISSIONS DURING ESTABLISHMENT OF
2-82KR        KR        UTL   710989/98               A COMMUNICATION CHANNEL                 PENDING    6/20/1997

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY SUPPRESSES DATA
                                                      TRANSMISSIONS DURING ESTABLISHMENT OF
2-82US        US        UTL   08/671,067   5,953,346  A COMMUNICATION CHANNEL                 ISSUED     6/27/1996   9/14/1999

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY SUPPRESSES DATA
                                                      TRANSMISSIONS DURING ESTABLISHMENT OF
2-82.1US      US        UTL   09/354,042              A COMMUNICATION CHANNEL                 PENDING    7/15/1999

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY SUPPRESSES DATA
                              PCT/US97/1              TRANSMISSIONS DURING ESTABLISHMENT OF
2-82WO        WO        UTL   0760                    A COMMUNICATION CHANNEL                 NAT PHASE  6/20/1997

                                                      EFFICIENT MULTICHANNEL FILTERING FOR
2-83CA        CA        UTL   2,259,261               CDMA MODEMS                             PENDING    6/24/1997

                                                      EFFICIENT MULTICHANNEL FILTERING FOR
2-83CN        CN        UTL   97195820.3              CDMA MODEMS                             PUBLISHED  6/24/1997

                                                      EFFICIENT MULTICHANNEL FILTERING FOR
2-83EP        EP        UTL   97931346.7              CDMA MODEMS                             PENDING    6/24/1997

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

                                LICENSED PATENTS

                                                      EFFICIENT MULTICHANNEL FILTERING FOR
2-83HK        HK        UTL   99102017.7              CDMA MODEMS                             PENDING    5/5/1999

                                                      EFFICIENT MULTICHANNEL FILTERING FOR
2-83JP        JP        UTL   503453/98               CDMA MODEMS                             PUBLISHED  6/24/1997

                                                      EFFICIENT MULTICHANNEL FILTERING FOR
2-83KR        KR        UTL   710703/98               CDMA MODEMS                             PENDING    6/24/1997

                                                      EFFICIENT MULTICHANNEL FILTERING FOR
2-83US        US        UTL   08/670,160              CDMA MODEMS                             PENDING    6/27/1996

                                                      EFFICIENT MULTICHANNEL FILTERING FOR
2-83.1US      US        UTL   09/129,850              CDMA MODEMS                             ABANDONED  8/6/1998

                              PCT/US97/1              EFFICIENT MULTICHANNEL FILTERING FOR
2-83WO        WO        UTL   0909                    CDMA MODEMS                             NAT PHASE  6/24/1997

                                                      PARALLEL PACKETIZED INTERMODULE
                                                      ARBITRATED HIGH SPEED CONTROL AND
2-84CA        CA        UTL   2,259,257    2,259,257  DATA BUS                                ISSUED     6/27/1997   5/8/2001

                                                      PARALLEL PACKETIZED INTERMODULE
                                                      ARBITRATED HIGH SPEED CONTROL AND
2-84CN        CN        UTL   97195970.6              DATA BUS                                PUBLISHED  6/27/1997

                                                      PARALLEL PACKETIZED INTERMODULE
                                                      ARBITRATED HIGH SPEED CONTROL AND
2-84EP        EP        UTL   97933270.7              DATA BUS                                PENDING    6/27/1997

                                                      PARALLEL PACKETIZED INTERMODULE
                                                      ARBITRATED HIGH SPEED CONTROL AND
2-84.1EP      EP        UTL   01122637.0              DATA BUS                                PENDING    6/27/1997

                                                      PARALLEL PACKETIZED INTERMODULE
                                                      ARBITRATED HIGH SPEED CONTROL AND
2-84HK        HK        UTL   99102016.8              DATA BUS                                PUBLISHED  5/5/1999

                                                      PARALLEL PACKETIZED INTERMODULE
                                                      ARBITRATED HIGH SPEED CONTROL AND
2-84JP        JP        UTL   503614/98               DATA BUS                                PENDING    6/27/1997

                                                      PARALLEL PACKETIZED INTERMODULE
                                                      ARBITRATED HIGH SPEED CONTROL AND
2-84KR        KR        UTL   710704/98               DATA BUS                                PENDING    6/27/1997

                                                      PARALLEL PACKETIZED INTERMODULE
                                                      ARBITRATED HIGH SPEED CONTROL AND
2-84US        US        UTL   08/671,221   5,754,803  DATA BUS                                ISSUED     6/27/1996   5/19/1998

                                                      A SYSTEM AND METHOD FOR ARBITRATION
2-84.1US      US        UTL   09/079,600              OF A PLURALITY OF PROCESSING MODULES    PENDING    5/15/1998

                                                      PARALLEL PACKETIZED INTERMODULE
                              PCT/US97/1              ARBITRATED HIGH SPEED CONTROL AND
2-84WO        WO        UTL   1607                    DATA BUS                                NAT PHASE  6/27/1997

                                                      METHOD AND APPARATUS FOR GENERATING
                              PCT/US98/1              COMPLEX FOUR-PHASE SEQUENCES FOR A
2-85CA        CA        UTL   0199                    CDMA COMMUNICATION SYSTEM               PENDING    5/20/1998

                                                      METHOD AND APPARATUS FOR GENERATING
                                                      COMPLEX FOUR-PHASE SEQUENCES FOR A
2-85CN        CN        UTL   98801378.9              CDMA COMMUNICATION SYSTEM               PUBLISHED  5/20/1998

                                                      METHOD AND APPARATUS FOR GENERATING
                                                      COMPLEX FOUR-PHASE SEQUENCES FOR A
2-85EP        EP        UTL   98922420.9              CDMA COMMUNICATION SYSTEM               PENDING    5/20/1998

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

                                LICENSED PATENTS

                                                      METHOD AND APPARATUS FOR GENERATING
                                                      COMPLEX FOUR-PHASE SEQUENCES FOR A
2-85HK        HK        UTL   00103672.9              CDMA COMMUNICATION SYSTEM               PUBLISHED  5/20/1998

                                                      METHOD AND APPARATUS FOR GENERATING
                                                      COMPLEX FOUR-PHASE SEQUENCES FOR A
2-85JP        JP        UTL   11-523969               CDMA COMMUNICATION SYSTEM               PENDING    5/20/1998

                                                      METHOD AND APPARATUS FOR GENERATING
                                                      COMPLEX FOUR-PHASE SEQUENCES FOR A
2-85KR        KR        UTL   7004487/99              CDMA COMMUNICATION SYSTEM               PENDING    5/20/1998

                                                      METHOD AND APPARATUS FOR GENERATING
                                                      COMPLEX FOUR-PHASE SEQUENCES FOR A
2-85MX        MX        UTL   994719                  CDMA COMMUNICATION SYSTEM               PENDING    5/20/1998

                                                      METHOD AND APPARATUS FOR GENERATING
                                                      COMPLEX FOUR-PHASE SEQUENCES FOR A
2-85US        US        UTL   08/956,808   6,026,117  CDMA COMMUNICATION SYSTEM               ISSUED     10/23/1997  2/15/2000

                                                      METHOD AND APPARATUS FOR GENERATING
                                                      COMPLEX FOUR-PHASE SEQUENCES FOR A
2-85.1US      US        UTL   09/472,348              CDMA COMMUNICATION SYSTEM               PENDING    12/27/1999

                                                      METHOD AND APPARATUS FOR GENERATING
                              PCT/US98/1              COMPLEX FOUR-PHASE SEQUENCES FOR A
2-85WO        WO        UTL   0199                    CDMA COMMUNICATION SYSTEM               PUBLISHED  5/20/1998

                                                      GLOBAL CHANNEL POWER CONTROL TO
                                                      MINIMIZE SPILLOVER IN A WIRELESS
2-86CN        CN        UTL   98800124.1              COMMUNICATION ENVIRONMENT               PUBLISHED  2/11/1998

                                                      GLOBAL CHANNEL POWER CONTROL TO
                                                      MINIMIZE SPILLOVER IN A WIRELESS
2-86EP        EP        UTL   98910006.0              COMMUNICATION ENVIRONMENT               PUBLISHED  2/11/1998

                                                      GLOBAL CHANNEL POWER CONTROL TO
                                                      MINIMIZE SPILLOVER IN A WIRELESS
2-86HKEP      HK        UTL   00103667.6              COMMUNICATION ENVIRONMENT               PENDING    2/11/1998

                                                      GLOBAL CHANNEL POWER CONTROL TO
                                                      MINIMIZE SPILLOVER IN A WIRELESS
2-86HKCN      HK        UTL   00103663.0              COMMUNICATION ENVIRONMENT               PENDING    2/11/1998

                                                      GLOBAL CHANNEL POWER CONTROL TO
                                                      MINIMIZE SPILLOVER IN A WIRELESS
2-86JP        JP        UTL   10-535095               COMMUNICATION ENVIRONMENT               PENDING    2/11/1998

                                                      GLOBAL CHANNEL POWER CONTROL TO
                                                      MINIMIZE SPILLOVER IN A WIRELESS
2-86US        US        UTL   08/797,989   5,842,114  COMMUNICATION ENVIRONMENT               ISSUED     2/12/1997   11/24/1998

                                                      GLOBAL CHANNEL POWER CONTROL TO
                                                      MINIMIZE SPILLOVER IN A WIRELESS
2-86.1US      US        UTL   09/196,808   6,181,919  COMMUNICATION ENVIRONMENT               ISSUED     11/20/1998  1/30/2001

                                                      GLOBAL CHANNEL POWER CONTROL TO
                                                      MINIMIZE SPILLOVER IN A WIRELESS
2-86.2US      US        UTL   09/665,865              COMMUNICATION ENVIRONMENT               PENDING    9/20/2000

                                                      GLOBAL CHANNEL POWER CONTROL TO
                                                      MINIMIZE SPILLOVER IN A WIRELESS
2-86.3US      US        UTL   09/904,021              COMMUNICATION ENVIRONMENT               PENDING    7/12/2001

                              Page for Attachment A
                                      -63-

                                LICENSED PATENTS

                                                      BASE STATION USING GLOBAL CHANNEL
2-86.4US      US        UTL   N/A                     POWER CONTROL                           PENDING    10/29/2001

                                                      GLOBAL CHANNEL POWER CONTROL TO
2-86WO        WO        UTL   PCT/US98/0              MINIMIZE SPILLOVER IN A WIRELESS
                              3009                    COMMUNICATION ENVIRONMENT               PENDING    2/11/1998

                                                      A METHOD AND APPARATUS FOR GENERATING
2-87CA        CA        UTL   2,305,264               A STREAM CIPHER                         PENDING    5/21/1998

                                                      A METHOD AND APPARATUS FOR GENERATING
2-87EP        EP        UTL   98923584.1              A STREAM CIPHER                         PUBLISHED  5/21/1998

                                                      A METHOD AND APPARATUS FOR GENERATING
2-87HK        HK        UTL   01100379.0              A STREAM CIPHER                         PUBLISHED  5/21/1998

                                                      A METHOD AND APPARATUS FOR GENERATING
2-87JP        JP        UTL   2000-516463             A STREAM CIPHER                         PENDING    5/21/1998

                                                      A METHOD AND APPARATUS FOR GENERATING
2-87US        US        UTL   08/949,027   6,009,135  A STREAM CIPHER                         ISSUED     10/10/1997  12/28/1999

                                                      A METHOD AND APPARATUS FOR GENERATING
2-87.1US      US        UTL   09/420,710   6,148,053  A STREAM CIPHER                         ISSUED     10/19/1999  11/14/2000

                                                      A METHOD AND APPARATUS FOR GENERATING
2-87.2US      US        UTL   09/685,156              A STREAM CIPHER                         PENDING    10/10/2000

                              PCT/US98/1              A METHOD AND APPARATUS FOR GENERATING
2-87WO        WO        UTL   0345                    A STREAM CIPHER                         PENDING    5/21/1998

                                                      CONTINUOUSLY ADJUSTED-BANDWIDTH
2-97.1EP      EP        UTL   98910290.0              DISCRETE-TIME PHASE-LOCKED LOOP         PUBLISHED  3/11/1998

                                                      CONTINUOUSLY ADJUSTED-BANDWIDTH
2-97.1HK      HK        UTL   00103671.0              DISCRETE-TIME PHASE-LOCKED LOOP         PENDING    3/11/1998

                                                      CONTINUOUSLY ADJUSTED-BANDWIDTH
2-97.1JP      JP        UTL   10-539724               DISCRETE-TIME PHASE-LOCKED LOOP         PENDING    3/11/1998

                                                      CONTINUOUSLY ADJUSTED-BANDWIDTH
2-97US        US        PRV   60/037,914              DISCRETE-TIME PHASE-LOCKED LOOP         EXPIRED    3/12/1997

                                                      CONTINUOUSLY ADJUSTED-BANDWIDTH
2-97.1US      US        UTL   08/871,109   6,055,231  DISCRETE-TIME PHASE-LOCKED LOOP         ISSUED     6/9/1997    4/25/2000

                                                      CONTINUOUSLY ADJUSTED-BANDWIDTH
2-97.2US      US        UTL   09/558,686              DISCRETE-TIME PHASE-LOCKED LOOP         PENDING    4/24/2000

                              PCT/US98/0              CONTINUOUSLY ADJUSTED-BANDWIDTH
2-97.1WO      WO        UTL   4691                    DISCRETE-TIME PHASE-LOCKED LOOP         PENDING    3/11/1998


2-98.1CN      CN        UTL   98803254.6              MULTI-CHANNEL VITERBI DECODER           PUBLISHED  3/4/1998


2-98.1EP      EP        UTL   98908938.8              MULTI-CHANNEL VITERBI DECODER           PUBLISHED  3/4/1998


2-98.1EP.1    EP        UTL   01120763.6              MULTI-CHANNEL VITERBI DECODER           PUBLISHED  3/4/1998


2-98.1EP.2    EP        UTL   01120762.8              MULTI-CHANNEL VITERBI DECODER           PUBLISHED  3/4/1998

                              Page for Attachment A
                                      -64-

                                LICENSED PATENTS

2-98.1EP.3    EP        UTL   01120761.0              MULTI-CHANNEL VITERBI DECODER           PUBLISHED  3/4/1998


2-98.1HK      HK        UTL   00103665.8              MULTI-CHANNEL VITERBI DECODER           PUBLISHED  3/4/1998


2-98.1JP      JP        UTL   10-539624               MULTI-CHANNEL VITERBI DECODER           PENDING    3/4/1998

                                                      MULTI-CHANNEL VITERBI DECODER
2-98US        US        PRV   60/040,477              DESCRIPTION                             EXPIRED    3/12/1997


2-98.1US      US        UTL   08/871,008   6,005,898  MULTI-CHANNEL VITERBI DECODER           ISSUED     6/6/1997    12/21/1999


2-98.2US      US        UTL   09/432,038   6,256,339  MULTI-CHANNEL VITERBI DECODER           ISSUED     11/1/1999   7/3/2001

2-98.3US      US        UTL   09/840,775              MULTI-CHANNEL VITERBI DECODER           PENDING    4/24/2001

                              PCT/US98/0
2-98.1WO      WO        UTL   4243                    MULTI-CHANNEL VITERBI DECODER           PENDING    3/4/1998

2-99US        US        UTL   60/040,959              ELECTRONIC COMPONENT COOLING SYSTEM     EXPIRED    3/12/1997

2-99.1US      US        UTL   08/852,845   6,000,464  ELECTRONIC COMPONENT COOLING SYSTEM     ISSUED     5/7/1997    12/14/1999

                                                      SCHILLING-MANELA FORWARD ERROR
                                                      CORRECTION AND DETECTION CODE METHOD
3-05US        US        UTL   07/032,011   4,796,260  AND APPARATUS                           ISSUED     3/27/1987   1/3/1989

3-07US        US        UTL   07/035,917   4,748,421  ENHANCED CLASS SM POWER AMPLIFIER       ISSUED     4/8/1987    5/31/1988

                                                      PASM AND TASM FORWARD ERROR
                                                      CORRECTION AND DETECTION CODE METHOD
3-12US        US        UTL   07/080,767   4,849,976  AND APPARATUS                           ISSUED     8/3/1987    7/18/1989

                                                      PASM AND TASM FORWARD ERROR
                                                      CORRECTION AND DETECTION CODE METHOD
3-16US        US        UTL   07/119,932   4,849,974  AND APPARATUS                           ISSUED     11/13/1987  7/18/1989

3-15US        US        UTL   07/122,948   4,847,842  SM CODEC METHOD AND APPARATUS           ISSUED     11/19/1987  7/11/1989

                                                      TRELLIS CODED FM DIGITAL
3-32US        US        UTL   07/732,200   5,351,249  COMMUNICATIONS SYSTEM AND METHOD        ISSUED     7/19/1991   9/27/1994

                                                      TRELLIS CODED FM DIGITAL
3-38US        US        UTL   08/261,062   5,461,632  COMMUNICATIONS SYSTEM AND METHOD        ISSUED     6/13/1994   10/24/1995

                                                      TRELLIS CODED FM DIGITAL
3-40US        US        UTL   08/542,347   5,661,734  COMMUNICATIONS SYSTEM AND METHOD        ISSUED     10/12/1995  8/26/1997

                                                      TRELLIS CODED FM DIGITAL
3-40.1US      US        UTL   08/818,801   5,862,155  COMMUNICATIONS SYSTEM AND METHOD        ISSUED     3/14/1997   1/19/1999

                                                      BROADCAST SYNCHRONIZED COMMUNICATION
3-35US        US        UTL   07/704,440   5,289,497  SYSTEM                                  ISSUED     5/23/1991   2/22/1994

                                                      BROADCAST SYNCHRONIZED COMMUNICATION
3-37US        US        UTL   08/188,324   5,442,652  SYSTEM                                  ISSUED     1/25/1994   8/15/1995


                              Page for Attachment A
                                      -65-

                                LICENSED PATENTS

                                                      ADAPTIVE NONLINEAR EQUALIZER FOR
3-36US        US        UTL   07/732,199              DIGITAL FM SIGNALS                      ABANDONED  7/19/1991

                                                      ADAPTIVE NONLINEAR EQUALIZER FOR
3-43US        US        UTL   08/109,480   5,740,206  DIGITAL FM SIGNALS                      ISSUED     8/20/1993   4/14/1998

LAD8          GB        UTL                           N/A                                     PROPOSED

                                                      COMMUNICATION STATION WITH AUTOMATIC
2-127.1EP     EP        UTL   99967532.5              CABLE LOSS COMPENSATION                 PUBLISHED  12/23/1999

                                                      COMMUNICATION STATION WITH AUTOMATIC
2-127.1JP     JP        UTL   2000-597908             CABLE LOSS COMPENSATION                 PENDING    12/23/1999


2-127US       US        PRV   60/118,824              MAST-HEAD UNIT WITH INTERFACE           EXPIRED    2/5/1999

                                                      COMMUNICATION STATION WITH AUTOMATIC
2-127.1US     US        UTL   09/890,391              CABLE LOSS COMPENSATION                 PENDING    7/30/2001

                              PCT/US99/3              COMMUNICATION STATION WITH AUTOMATIC
2-127.1WO     WO        UTL   0652                    CABLE LOSS COMPENSATION                 PUBLISHED  12/23/1999

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                                                      TIME DIVISION DUPLEX COMMUNICATION
2-140.1AU     AU        UTL   41744/00                SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1AU     AU        UTL   37681/00                COMMUNICATION SYSTEM                    PENDING    3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                                                      TIME DIVISION DUPLEX COMMUNICATION
2-140.1BR     BR        UTL   PI0009130-8             SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1BR     BR        UTL   PI0009233-9             COMMUNICATION SYSTEM                    PENDING    3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                              PCT/US00/0              TIME DIVISION DUPLEX COMMUNICATION
2-140.1CA     CA        UTL   7477                    SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1CA     CA        UTL   N/A                     COMMUNICATION SYSTEM                    PENDING    8/15/2001

                                                      COMBINED CLOSED-LOOP/OPEN-LOOP POWER
                                                      CONTROL PROCESS FOR TIME DIVISION
2-129.1CN     CN        UTL   00804964.5              DUPLEXING                               PENDING    3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                                                      TIME DIVISION DUPLEX COMMUNICATION
2-140.1CN     CN        UTL   00805241.7              SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1CN     CN        UTL   00805240.9              COMMUNICATION SYSTEM                    PENDING    3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
2-140.1EGInac                                         TIME DIVISION DUPLEX COMMUNICATION
tive          EG        UTL   353/2000                SYSTEM                                  ABANDONED  3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP CONTROL
2-141.1EGInac                                         IN A TIME DIVISION DUPLEX
tive          EG        UTL   354/2000                COMMUNICATION SYSTEM                    ABANDONED  3/22/2000

                                                      PERFORMANCE OF WEIGHTED OPEN LOOP
                                                      SCHEME FOR UPLINK POWER CONTROL IN
2-140.1EG.1   EG        UTL   1096/2000               TDD MODE                                ABANDONED  8/23/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1EG.1   EG        UTL   1097/2000               COMMUNICATION SYSTEM                    ABANDONED  8/23/2000

                              Page for Attachment A
                                      -66-

                                LICENSED PATENTS

                                                      COMBINED CLOSED-LOOP/OPEN-LOOP POWER
                                                      CONTROL PROCESS FOR TIME DIVISION
2-140.1EG     EG        UTL   286/2001                DUPLEXING                               PENDING    3/21/2001

                                                      COMBINED CLOSED-LOOP/OPEN-LOOP POWER
                                                      CONTROL PROCESS FOR TIME DIVISION
2-141.1EG     EG        UTL   287/2001                DUPLEXING                               PENDING    3/21/2001

                                                      COMBINED CLOSED-LOOP/OPEN-LOOP POWER
                                                      CONTROL PROCESS FOR TIME DIVISION
2-129.1EP     EP        UTL   00921419.8              DUPLEXING                               PUBLISHED  3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                                                      TIME DIVISION DUPLEX COMMUNICATION
2-140.1EP     EP        UTL   00921420.6              SYSTEM                                  PUBLISHED  3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1EP     EP        UTL   00916600.0              COMMUNICATION SYSTEM                    PUBLISHED  3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                              W00200101               TIME DIVISION DUPLEX COMMUNICATION
2-140.1ID     ID        UTL   923                     SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                              W00200101               CONTROL IN A TIME DIVISION DUPLEX
2-141.1ID     ID        UTL   922                     COMMUNICATION SYSTEM                    PENDING    3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                                                      TIME DIVISION DUPLEX COMMUNICATION
2-140.1IL     IL        UTL   144913                  SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1IL     IL        UTL   145026                  COMMUNICATION SYSTEM                    PENDING    3/22/2000

                                                      COMBINED CLOSED-LOOP/OPEN-LOOP POWER
                              INPCT20010              CONTROL PROCESS FOR TIME DIVISION
2-129.1IN     IN        UTL   0788DEL                 DUPLEXING                               PENDING    3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                              INPCT20010              TIME DIVISION DUPLEX COMMUNICATION
2-140.1IN     IN        UTL   0739DEL                 SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1IN     IN        UTL   N/A                     COMMUNICATION SYSTEM                    PENDING    8/15/2001

                                                      COMBINED CLOSED-LOOP/OPEN-LOOP POWER
                                                      CONTROL PROCESS FOR TIME DIVISION
2-129.1JP     JP        UTL   2000-607350             DUPLEXING                               PENDING    3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                                                      TIME DIVISION DUPLEX COMMUNICATION
2-140.1JP     JP        UTL   2000-607351             SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1JP     JP        UTL   2000-607352             COMMUNICATION SYSTEM                    PENDING    8/15/2001

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                              2001-701197             TIME DIVISION DUPLEX COMMUNICATION
2-140.1KR     KR        UTL   3                       SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                              2001-701197             CONTROL IN A TIME DIVISION DUPLEX
2-141.1KR     KR        UTL   4                       COMMUNICATION SYSTEM                    PENDING    3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                              PA/A/2001/0             TIME DIVISION DUPLEX COMMUNICATION
2-140.1MX     MX        UTL   08711                   SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                              PA/A/2001/0             CONTROL IN A TIME DIVISION DUPLEX
2-141.1MX     MX        UTL   09199                   COMMUNICATION SYSTEM                    PENDING    3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                                                      TIME DIVISION DUPLEX COMMUNICATION
2-140.1MY     MY        UTL   PI20001119              SYSTEM                                  PENDING    3/21/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1MY     MY        UTL   PI20001120              COMMUNICATION SYSTEM                    PENDING    3/21/2000

                              Page for Attachment A
                                      -67-

                                LICENSED PATENTS

                                                      COMBINED CLOSED-LOOP/OPEN-LOOP POWER
                                                      CONTROL PROCESS FOR TIME DIVISION
2-129.1NO     NO        UTL   20014538                DUPLEXING                               PENDING    3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                                                      TIME DIVISION DUPLEX COMMUNICATION
2-140.1NO     NO        UTL   20014572                SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1NO     NO        UTL   20014571                COMMUNICATION SYSTEM                    PENDING    3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                                                      TIME DIVISION DUPLEX COMMUNICATION
2-140.1PH     PH        UTL   1-2000-00659            SYSTEM                                  PENDING    3/21/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1PH     PH        UTL   1-2000-00658            COMMUNICATION SYSTEM                    PENDING    3/21/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                              PCT/US00/0              TIME DIVISION DUPLEX COMMUNICATION
2-140.1SG     SG        UTL   7477                    SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1SG     SG        UTL   200105473-3             COMMUNICATION SYSTEM                    PENDING    3/22/2000

                                                      COMBINED CLOSED-LOOP/OPEN-LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-129.1TW     TW        UTL   89105248                COMMUNICATION SYSTEM                    PENDING    3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                                                      TIME DIVISION DUPLEX COMMUNICATION
2-140.1TW     TW        UTL   89105247                SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1TW     TW        UTL   89105245                COMMUNICATION SYSTEM                    PENDING    3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                                                      TIME DIVISION DUPLEX COMMUNICATION
2-140.1TW.1   TW        UTL   N/A                     SYSTEM                                  PENDING    10/22/2001

                                                      COMBINED CLOSED-LOOP/OPEN-LOOP POWER
                                                      CONTROL PROCESS FOR TIME DIVISION
2-129US       US        PRV   60/125,417              DUPLEXING                               EXPIRED    3/22/1999

                                                      PERFORMANCE OF WEIGHTED OPEN LOOP
                                                      SCHEME FOR UPLINK POWER CONTROL IN
2-140US       US        PRV   60/136,556              TDD MODE                                EXPIRED    5/28/1999

2-141US       US        PRV   60/136,557              TEXT PROPOSAL FOR S1.24                 EXPIRED    5/28/1999

                                                      COMBINED CLOSED-LOOP/OPEN-LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-129.1US     US        UTL   09/531,359              COMMUNICATION SYSTEM                    PENDING    3/21/2000

                                                      PERFORMANCE OF WEIGHTED OPEN LOOP
                                                      SCHEME FOR UPLINK POWER CONTROL IN
2-140.1US     US        UTL   09/532,349              TDD MODE                                PENDING    3/21/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1US     US        UTL   09/533,423              COMMUNICATION SYSTEM                    PENDING    3/22/2000

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                                                      TIME DIVISION DUPLEX COMMUNICATION
2-140.1VE     VE        UTL   589-2000                SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                                                      CONTROL IN A TIME DIVISION DUPLEX
2-141.1VE     VE        UTL   590-2000                COMMUNICATION SYSTEM                    PENDING    3/22/2000


                              PCT/US00/0              COMBINED CLOSED-LOOP/OPEN-LOOP POWER
2-129.1WO     WO        UTL   7476                    CONTROL PROCESS FOR TIME DIVISION       PENDING    3/22/2000

                              Page for Attachment A
                                      -68-

                                LICENSED PATENTS

                                                      WEIGHTED OPEN LOOP POWER CONTROL IN A
                              PCT/US00/0              TIME DIVISION DUPLEX COMMUNICATION
2-140.1WO     WO        UTL   7477                    SYSTEM                                  PENDING    3/22/2000

                                                      OUTER LOOP/WEIGHTED OPEN LOOP POWER
                              PCT/US00/0              CONTROL IN A TIME DIVISION DUPLEX
2-141.1WO     WO        UTL   7556                    COMMUNICATION SYSTEM                    PENDING    3/22/2000

                                                      COMMUNICATION STATION WITH MULTIPLE
2-104CA       CA        UTL   2,273,029               ANTENNAS                                PENDING    5/26/1998

                                                      COMMUNICATION STATION WITH MULTIPLE
2-104CN       CN        UTL   98801565.X              ANTENNAS                                PUBLISHED  5/26/1998

                                                      COMMUNICATION STATION WITH MULTIPLE
2-104EP       EP        UTL   98923728.4              ANTENNAS                                PUBLISHED  5/26/1998

                                                      COMMUNICATION STATION WITH MULTIPLE
2-104HK       HK        UTL   00103666.7              ANTENNAS                                PUBLISHED  5/26/1998

                                                      COMMUNICATION STATION WITH MULTIPLE
2-104JP       JP        UTL   10-507375               ANTENNAS                                PENDING    5/26/1998

                              PCT/US98/1              COMMUNICATION STATION WITH MULTIPLE
2-104KR       KR        UTL   0602                    ANTENNAS                                PENDING    5/26/1998

                                                      COMMUNICATION STATION WITH MULTIPLE
2-104MX       MX        UTL   995346                  ANTENNAS                                PENDING    5/26/1998

                                                      COMMUNICATION STATION WITH MULTIPLE
2-104US       US        UTL   08/961,482   6,259,687  ANTENNAS                                ISSUED     10/31/1997  7/10/2001

                                                      COMMUNICATION STATION WITH MULTIPLE
2-104.1US     US        UTL   09/854,725              ANTENNAS                                PENDING    5/14/2001

                              PCT/US98/1              COMMUNICATION STATION WITH MULTIPLE
2-104WO       WO        UTL   0602                    ANTENNAS                                NAT PHASE  5/26/1998

                                                      MULTIPATH CDMA RECEIVER FOR REDUCED
2-106BR       BR        UTL   PI9910412-1             PILOT                                   PENDING    1/27/1999

                                                      MULTIPATH CDMA RECEIVER FOR REDUCED
2-106CA       CA        UTL   2,330,703               PILOT                                   PENDING    1/27/1999

                                                      MULTIPATH CDMA RECEIVER FOR REDUCED
2-106CN       CN        UTL   99806092.5              PILOT                                   PUBLISHED  1/27/1999

                                                      MULTIPATH CDMA RECEIVER FOR REDUCED
2-106EP       EP        UTL   99904364.9              PILOT                                   PUBLISHED  1/27/1999

                                                      MULTIPATH CDMA RECEIVER FOR REDUCED
2-106HK       HK        UTL   01105905.2              PILOT                                   PENDING    1/27/1999

                                                      MULTIPATH CDMA RECEIVER FOR REDUCED
2-106IL       IL        UTL   139057                  PILOT                                   PENDING    1/27/1999

                                                      MULTIPATH CDMA RECEIVER FOR REDUCED
2-106JP       JP        UTL   2000-548967             PILOT                                   PENDING    1/27/1999

2-106KR       KR        UTL   2000-7012655            MULTIPATH CDMA RECEIVER FOR REDUCED
                                                      PILOT                                   PENDING    1/27/1999

                              Page for Attachment A
                                      -69-

                                LICENSED PATENTS

                                                      MULTIPATH CDMA RECEIVER FOR REDUCED
2-106MX       MX        UTL   010222                  PILOT                                   PENDING    1/27/1999

                                                      MULTIPATH CDMA RECEIVER FOR REDUCED
2-106SG       SG        UTL   200005950-1             PILOT                                   PENDING    1/27/1999

                              PCT/US99/0              MULTIPATH CDMA RECEIVER FOR REDUCED
2-106TR       TR        UTL   1794                    PILOT                                   PENDING    1/27/1999

                                                      PROCESSING FOR IMPROVED PERFORMANCE
2-106US       US        UTL   09/078,417              AND REDUCED PILOT                       PENDING    5/14/1998

                              PCT/US99/0              MULTIPATH CDMA RECEIVER FOR REDUCED
2-106WO       WO        UTL   1794                    PILOT                                   PENDING    1/27/1999

                                                      CANCELLATION OF PILOT AND UNWANTED
2-109AU       AU        UTL   24801/99                TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

                                                      CANCELLATION OF PILOT AND UNWANTED
2-109BR       BR        UTL   PI9914658-4             TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

                                                      CANCELLATION OF PILOT AND UNWANTED
2-109CA       CA        UTL   2,347,207               TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

                                                      CANCELLATION OF PILOT AND UNWANTED
2-109CN       CN        UTL   99812401.X              TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

                                                      CANCELLATION OF PILOT AND UNWANTED
2-109EA       EA        UTL   200100371               TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

                                                      CANCELLATION OF PILOT AND UNWANTED
2-109EP       EP        UTL   99904397.9              TRAFFIC SIGNALS IN A CDMA SYSTEM        PUBLISHED  1/27/1999

                              W00200100               CANCELLATION OF PILOT AND UNWANTED
2-109ID       ID        UTL   860                     TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

                                                      CANCELLATION OF PILOT AND UNWANTED
2-109IL       IL        UTL   142554                  TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

                              IN/PCT/2001             CANCELLATION OF PILOT AND UNWANTED
2-109IN       IN        UTL   /00308/DE               TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

                                                      CANCELLATION OF PILOT AND UNWANTED
2-109JP       JP        UTL   2000-577778             TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

                              2001-700493             CANCELLATION OF PILOT AND UNWANTED
2-109KR       KR        UTL   4                       TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

                              PA/a/2001/0             CANCELLATION OF PILOT AND UNWANTED
2-109MX       MX        UTL   03986                   TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

                                                      CANCELLATION OF PILOT AND UNWANTED
2-109MY       MY        UTL   PI20011838              TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

                                                      CANCELLATION OF PILOT AND UNWANTED
2-109NO       NO        UTL   20011878                TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

                                                      CANCELLATION OF PILOT AND UNWANTED
2-109SG       SG        UTL   200102111-2             TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

                                                      CANCELLATION OF PILOT AND TRAFFIC
2-109US       US        UTL   09/175,174              SIGNALS                                 PENDING    10/20/1998

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

                                LICENSED PATENTS

                              PCT/US99/0              CANCELLATION OF PILOT AND UNWANTED
2-109WO       WO        UTL   1883                    TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    1/27/1999

2-111AU       AU        UTL   58069/99                CDMA LOCATION                           PENDING    9/3/1999

2-111BR       BR        UTL   PI9917225-9             CDMA LOCATION                           PENDING    9/3/1999

                              PCT/US99/2
2-111CA       CA        UTL   0257                    CDMA LOCATION                           PENDING    9/3/1999

2-111CN       CN        UTL   99816474.7              CDMA LOCATION                           PENDING    9/3/1999

2-111EP       EP        UTL   99945478.8              CDMA LOCATION                           PUBLISHED  9/3/1999

                              W00200102
2-111ID       ID        UTL   042                     CDMA LOCATION                           PENDING    9/3/1999

2-111IL       IL        UTL   145283                  CDMA LOCATION                           PENDING    9/3/1999

                              INPCT20010
2-111IN       IN        UTL   0789DEL                 CDMA LOCATION                           PENDING    9/3/1999

2-111JP       JP        UTL   2000-607432             CDMA LOCATION                           PENDING    9/3/1999

                                                      METHOD AND SYSTEM FOR LOCATING A
                              10-2001-701             MOBILE SUBSCRIBER IN A CDMA
2-111KR       KR        UTL   1877                    COMMUNICATION SYSTEM                    PENDING    9/3/1999

                              PA/a/2001/0
2-111MX       MX        UTL   09520                   CDMA LOCATION                           PENDING    9/3/1999

2-111NO       NO        UTL   20014539                CDMA LOCATION                           PENDING    9/3/1999

                                                      METHOD AND SYSTEM FOR LOCATING MOBILE
                                                      SUBSCRIBER IN A CDMA COMMUNICATION
2-111SG       SG        UTL   200105474-1             SYSTEM                                  PENDING    9/3/1999


2-111TW       TW        UTL   89104718                CDMA LOCATION                           PENDING    9/3/1999

2-111US       US        UTL   09/274,081              CDMA LOCATION                           PENDING    3/22/1999

                              PCT/US99/2
2-111WO       WO        UTL   0257                    CDMA LOCATION                           PENDING    9/3/1999

                                                      RANDOM ACCESS CHANNEL PREAMBLE
2-125PC       WO        UTL                           DETECTION                               PROPOSED

2-126AR       AR        UTL   P000105299              SHORT CODE DETECTION METHOD             PENDING    10/6/2000

2-126TW       TW        UTL   89120889                SHORT CODE DETECTION METHOD             PENDING    10/6/2000

2-126US       US        UTL   09/415,321              SHORT CODE DETECTION METHOD             PENDING    10/8/1999

                              Page for Attachment A
                                      -71-

                                LICENSED PATENTS

                              PCT/US00/2
2-126WO       WO        UTL   5772                    SHORT CODE DETECTION METHOD             PUBLISHED  9/21/2000

                                                      RANDOM ACCESS CHANNEL PREAMBLE
2-130.1CN     CN        UTL   99814400.2              DETECTION                               PENDING    12/14/1999

                                                      RANDOM ACCESS CHANNEL PREAMBLE
2-130.1EP     EP        UTL   99968880.7              DETECTION                               PUBLISHED  12/14/1999

                                                      RANDOM ACCESS CHANNEL PREAMBLE
2-130.1JP     JP        UTL   2000-585958             DETECTION                               PENDING    12/14/1999

                              PCT/US99/2              RANDOM ACCESS CHANNEL PREAMBLE
2-130.1KR     KR        UTL   9504                    DETECTION                               PENDING    12/14/1999

                                                      DOPPLER RESISTANT RANDOM ACCESS
2-123US       US        PRV   60/112,299              PREAMBLE                                EXPIRED    12/14/1998

                                                      RANDOM ACCESS CHANNEL PREAMBLE
2-130.1US     US        UTL   09/868,209              DETECTION                               PENDING    6/14/2001

                                                      RANDOM ACCESS CHANNEL PREAMBLE
2-125US       US        PRV   60/116,284              DETECTION                               EXPIRED    1/19/1999

                                                      RANDOM ACCESS CHANNEL PREAMBLE
2-128US       US        PRV   60/125,418              DETECTION                               EXPIRED    3/22/1999

                                                      RANDOM ACCESS CHANNEL PREAMBLE
                                                      DETECTION WITH DOPPLER RESISTANT
2-130US       US        PRV   60/129,177              DIFFERENTIAL ENCODING                   EXPIRED    4/14/1999

                              PCT/US99/2              RANDOM ACCESS CHANNEL PREAMBLE
2-130.1WO     WO        UTL   9504                    DETECTION                               PUBLISHED  12/14/1999

2-124US       US        PRV   60/112,318              HYBRID INTERLEAVER FOR TURBO CODE       EXPIRED    12/14/1998

2-124.1CA     CA        UTL   2,346,830               HYBRID INTERLEAVER FOR TURBO CODE       PENDING    10/12/1999

2-124.1CN     CN        UTL   99812040.5              HYBRID INTERLEAVER FOR TURBO CODE       PENDING    10/12/1999

2-124.1EP     EP        UTL   99953182.5              HYBRID INTERLEAVER FOR TURBO CODE       PUBLISHED  10/12/1999

2-124.1JP     JP        UTL   2000-576547             HYBRID INTERLEAVER FOR TURBO CODE       PENDING    10/12/1999

2-124.1KR     KR        UTL   2001-7004636            HYBRID INTERLEAVER FOR TURBO CODE       PENDING    10/12/1999

2-119US       US        PRV   60/104,040              HYBRID INTERLEAVER FOR TURBO CODES      EXPIRED    10/13/1998

2-124.1US     US        UTL   09/806,202              HYBRID INTERLEAVER FOR TURBO CODE       PENDING    3/27/2001

2-124.1WO     WO        UTL   PCT/US99/2
                              4066                    HYBRID INTERLEAVER FOR TURBO CODE       PENDING    10/12/1999

                                                      CORRECTION OF AMPLITUDE AND PHASE
2-110CA       CA        UTL   2,351,761               IMBALANCE IN PSK RECEIVERS              PENDING    12/7/1999

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

                                LICENSED PATENTS

                                                      CORRECTION OF AMPLITUDE AND PHASE
2-110CN       CN        UTL   99814861.X              IMBALANCE IN PSK RECEIVERS              PENDING    12/7/1999

                                                      CORRECTION OF AMPLITUDE AND PHASE
2-110EP       EP        UTL   99968466.5              IMBALANCE IN PSK RECEIVERS              PUBLISHED  12/7/1999

                                                      CORRECTION OF AMPLITUDE AND PHASE
2-110JP       JP        UTL   2000-595470             IMBALANCE IN PSK RECEIVERS              PENDING    12/7/1999

                              2001-700851             CORRECTION OF AMPLITUDE AND PHASE
2-110KR       KR        UTL   4                       IMBALANCE IN PSK RECEIVERS              PENDING    12/7/1999

                              PA/a/2001/0             CORRECTION OF AMPLITUDE AND PHASE
2-110MX       MX        UTL   06193                   IMBALANCE IN PSK RECEIVERS              PENDING    12/7/1999

2-110US       US        UTL   09/233,791              BALANCING AMPLITUDE AND PHASE           PENDING    1/19/1999

2-110WO       WO        UTL   PCT/US99/2
                              9002                    BALANCING AMPLITUDE AND PHASE           PENDING    12/7/1999

                                                      ADAPTIVE UPLINK/DOWNLINK TIMESLOT
                                                      ASSIGNMENT IN A HYBRID WIRELESS TIME
                                                      DIVISION MULTIPLE ACCESS/CODE
                                                      DIVISION MULTIPLE ACCESS
2-131.1AR     AR        UTL   P010103588              COMMUNICATION SYSTEM                    PENDING    7/20/2001

                                                      ADAPTIVE UPLINK/DOWNLINK TIMESLOT
                                                      ASSIGNMENT IN A HYBRID WIRELESS TIME
                                                      DIVISION MULTIPLE ACCESS/CODE
                                                      DIVISION MULTIPLE ACCESS
2-131.1MY     MY        UTL   PI20013517              COMMUNICATION SYSTEM                    PENDING    7/25/2001

                                                      ADAPTIVE UPLINK/DOWNLINK TIMESLOT
                                                      ASSIGNMENT IN A HYBRID WIRELESS TIME
                                                      DIVISION MULTIPLE ACCESS/CODE
                                                      DIVISION MULTIPLE ACCESS
2-131.1TW     TW        UTL   90117953                COMMUNICATION SYSTEM                    PENDING    7/23/2001

                                                      ADAPTIVE UPLINK/DOWNLINK TIMESLOT
                                                      ASSIGNMENT IN A WIRELESS TIME
2-131US       US        PRV   60/221,009              DIVISION DUPLEX COMMUNICATION SYSTEM    EXPIRED    7/27/2000

                                                      ADAPTIVE UPLINK/DOWNLINK TIMESLOT
                                                      ASSIGNMENT IN A HYBRID WIRELESS TIME
                                                      DIVISION MULTIPLE ACCESS/CODE
                                                      DIVISION MULTIPLE ACCESS
2-131.1US     US        UTL   09/910,329              COMMUNICATION SYSTEM                    PENDING    7/20/2001

                                                      ADAPTIVE UPLINK/DOWNLINK TIMESLOT
                                                      ASSIGNMENT IN A HYBRID WIRELESS TIME
                                                      DIVISION MULTIPLE ACCESS/CODE
                                                      DIVISION MULTIPLE ACCESS
2-131.1VE     VE        UTL   1599-2001               COMMUNICATION SYSTEM                    PENDING    7/26/2001

                                                      ADAPTIVE UPLINK/DOWNLINK TIMESLOT
                                                      ASSIGNMENT IN A HYBRID WIRELESS TIME
                                                      DIVISION MULTIPLE ACCESS/CODE
                                                      DIVISION MULTIPLE ACCESS
2-131.1WO     WO        UTL   N/A                     COMMUNICATION SYSTEM                    PENDING    7/20/2001

                                                      MULTIPLE THRESHOLD SCHEME FOR DYNAMIC
2-132US       US        UTL                           CHANNEL ALLOCATION                      TRANSFER

                                                      CODE POWER MEASUREMENT FOR DYNAMIC
2-133.1AR     AR        UTL   P010103252              CHANNEL ALLOCATION                      PENDING    7/6/2001

                                                      CODE POWER MEASUREMENT FOR DYNAMIC
2-133.1MY     MY        UTL   PI20013240              CHANNEL ALLOCATION                      PENDING    7/9/2001

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

                                LICENSED PATENTS

                                                      CODE POWER MEASUREMENT FOR DYNAMIC
2-133.1TW     TW        UTL   90116760                CHANNEL ALLOCATION                      PENDING    7/9/2001

                                                      CODE POWER MEASUREMENT FOR DYNAMIC
2-133US       US        PRV   60/217,093              CHANNEL ALLOCATION                      EXPIRED    7/10/2000

                                                      CODE POWER MEASUREMENT FOR DYNAMIC
2-133.1US     US        UTL   09/901,289              CHANNEL ALLOCATION                      PENDING    7/9/2001

                                                      CODE POWER MEASUREMENT FOR DYNAMIC
2-133.1VE     VE        UTL   1471-01                 CHANNEL ALLOCATION                      PENDING    7/10/2001

                              PCT/US01/2              CODE POWER MEASUREMENT FOR DYNAMIC
2-133.1WO     WO        UTL   1470                    CHANNEL ALLOCATION                      PENDING    7/6/2001

                                                      CHANNEL ASSIGNMENT IN A SPREAD
2-142.1EG     EG        UTL   647/2000                SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/17/2000

                                                      CHANNEL ASSIGNMENT IN A SPREAD
2-142.1MY     MY        UTL   PI20002214              SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                              1-2000-0131             CHANNEL ASSIGNMENT IN A SPREAD
2-142.1PH     PH        UTL   1                       SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                                                      CHANNEL ASSIGNMENT IN A SPREAD
2-142.1TW     TW        UTL   89109687                SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                                                      DOWNLINK CHANNEL ASSIGNMENT IN A
                                                      SPREAD SPECTRUM CDMA COMMUNICATION
2-134US       US        PRV   60/134,881              SYSTEM                                  EXPIRED    5/19/1999

                                                      CHANNEL ASSIGNMENT IN A SPREAD
2-142.1US     US        UTL   09/572,796              SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/17/2000

                                                      CHANNEL ASSIGNMENT IN A SPREAD
2-142.1VE     VE        UTL   1087-2000               SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                              PCT/US00/1              CHANNEL ASSIGNMENT IN A SPREAD
2-142.1WO     WO        UTL   3924                    SPECTRUM CDMA COMMUNICATION SYSTEM      PUBLISHED  5/19/2000

                                                      PRIORITIZATION AND FLOW CONTROL OF A
2-135.1AU     AU        UTL   48585/00                SPREAD SPECTRUM MULTIUSER CHANNEL       PENDING    5/19/2000

                                                      PRIORITIZATION AND FLOW CONTROL OF A
2-135.1BR     BR        UTL   PI0010731-0             SPREAD SPECTRUM MULTIUSER CHANNEL       PENDING    5/19/2000

                              PCT/US00/1              PRIORITIZATION AND FLOW CONTROL OF A
2-135.1CA     CA        UTL   3918                    SPREAD SPECTRUM MULTIUSER CHANNEL       PENDING    5/19/2000

                              PCT/US00/1              PRIORITIZATION AND FLOW CONTROL OF A
2-135.1CN     CN        UTL   3918                    SPREAD SPECTRUM MULTIUSER CHANNEL       PENDING    5/19/2000

                                                      PRIORITIZATION AND FLOW CONTROL OF A
2-135.1EG     EG        UTL   646/2000                SPREAD SPECTRUM MULTI-USER CHANNEL      PENDING    5/17/2000

                              PCT/US00/1              PRIORITIZATION AND FLOW CONTROL OF A
2-135.1EP     EP        UTL   3918                    SPREAD SPECTRUM MULTIUSER CHANNEL       PENDING    5/19/2000

                              PCT/US00/1              PRIORITIZATION AND FLOW CONTROL OF A
2-135.1ID     ID        UTL   3918                    SPREAD SPECTRUM MULTIUSER CHANNEL       PENDING    5/19/2000

                              PCT/US00/1              PRIORITIZATION AND FLOW CONTROL OF A
2-135.1IL     IL        UTL   3918                    SPREAD SPECTRUM MULTIUSER CHANNEL       PENDING    5/19/2000

                              Page for Attachment A
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

                                LICENSED PATENTS

                                                      PRIORITIZATION AND FLOW CONTROL OF A
2-135.1JP     JP        UTL   2000-619945             SPREAD SPECTRUM MULTIUSER CHANNEL       PENDING    5/19/2000

                              10-2001-701             PRIORITIZATION AND FLOW CONTROL OF A
2-135.1KR     KR        UTL   4813                    SPREAD SPECTRUM MULTIUSER CHANNEL       PENDING    5/19/2000

                              PA/a/2001/0             PRIORITIZATION AND FLOW CONTROL OF A
2-135.1MX     MX        UTL   11772                   SPREAD SPECTRUM MULTIUSER CHANNEL       PENDING    5/19/2000

                                                      PRIORITIZATION AND FLOW CONTROL OF A
2-135.1MY     MY        UTL   PI20002166              SPREAD SPECTRUM MULTI-USER CHANNEL      PENDING    5/17/2000

                                                      PRIORITIZATION AND FLOW CONTROL OF A
2-135.1NO     NO        UTL   20015618                SPREAD SPECTRUM MULTIUSER CHANNEL       PENDING    5/19/2000

                              1-2000-0131             PRIORITIZATION AND FLOW CONTROL OF A
2-135.1PH     PH        UTL   4                       SPREAD SPECTRUM MULTI-USER CHANNEL      PENDING    5/19/2000

                              PCT/US00/1              PRIORITIZATION AND FLOW CONTROL OF A
2-135.1SG     SG        UTL   3918                    SPREAD SPECTRUM MULTIUSER CHANNEL       PENDING    5/19/2000

                                                      PRIORITIZATION AND FLOW CONTROL OF A
2-135.1TW     TW        UTL   89109686                SPREAD SPECTRUM MULTI-USER CHANNEL      PENDING    5/19/2000

                                                      PRIORITIZATION AND FLOW CONTROL OF A
2-135US       US        PRV   60/135,073              SPREAD SPECTRUM MULTI-USER CHANNEL      EXPIRED    5/20/1999

                                                      PRIORITIZATION AND FLOW CONTROL OF A
2-135.1US     US        UTL   09/569,731              SPREAD SPECTRUM MULTI-USER CHANNEL      PENDING    5/12/2000

                                                      PRIORITIZATION AND FLOW CONTROL OF A
2-135.1VE     VE        UTL   1086-2000               SPREAD SPECTRUM MULTI-USER CHANNEL      PENDING    5/19/2000

                              PCT/US00/1              PRIORITIZATION AND FLOW CONTROL OF A
2-135.1WO     WO        UTL   3918                    SPREAD SPECTRUM MULTIUSER CHANNEL       PUBLISHED  5/19/2000

                                                      UPLINK SCRAMBLING CODE ASSIGNMENT FOR
2-136US       US        PRV   60/134,880              A COMMON PACKET CHANNEL                 EXPIRED    5/19/1999

                                                      UPLINK SCRAMBLING CODE ASSIGNMENT FOR
2-136.1US     US        UTL   09/574,791              A RANDOM ACCESS CHANNEL                 PENDING    5/19/2000

                                                      RAISING CPCH PACKET PAYLOAD BY USING
2-137US       US        PRV   60/134,899              A VARIABLE REDUNDANCY                   EXPIRED    5/19/1999

                                                      RAISING RANDOM ACCESS CHANNEL PACKET
2-137.1US     US        UTL   09/574,792              PAYLOAD                                 PENDING    5/19/2000

                                                      VIRTUAL CHANNEL ASSIGNMENT IN A
                                                      SPREAD SPECTRUM CDMA COMMUNICATION
2-138US       US        PRV   60/135,588              SYSTEM                                  EXPIRED    5/24/1999

                                                      CELL SEARCH PROCEDURE FOR TIME
                                                      DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1EG     EG        UTL   681/2000                USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/27/2000

                                                      CELL SEARCH PROCEDURE FOR TIME
                                                      DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1MY     MY        UTL   PI20002329              USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/26/2000

                                                      CELL SEARCH PROCEDURE FOR TIME
                              1-2000-0139             DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1PH     PH        UTL   8                       USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/26/2000

                              Page for Attachment A
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

                                LICENSED PATENTS

                                                      CELL SEARCH PROCEDURE FOR TIME
                                                      DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1TW     TW        UTL   89110271                USING CODE DIVISION MULTIPLE ACCESS     PENDING    8/25/2000

                                                      BPSK MODULATED SECONDARY
                                                      SYNCHRONIZATION CODES FOR CELL SEARCH
2-139US       US        PRV   60/136,664              IN UTRA TDD                             EXPIRED    5/28/1999

                                                      CELL SEARCH PROCEDURE FOR TIME
                                                      DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1US     US        UTL   09/576,363              USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/22/2000

                                                      CELL SEARCH PROCEDURE FOR TIME
                                                      DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1VE     VE        UTL   1137-2000               USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/30/2000

                                                      CELL SEARCH PROCEDURE FOR TIME
                              PCT/US00/1              DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1WO     WO        UTL   4339                    USING CODE DIVISION MULTIPLE ACCESS     PUBLISHED  5/24/2000

                              PCT/US99/0              MODULAR BASE STATION WITH VARIABLE
2-107.1CA     CA        UTL   5776                    COMMUNICATION CAPACITY                  PENDING    3/17/1999

                                                      MODULAR BASE STATION WITH VARIABLE
2-107.1CN     CN        UTL   99804126.2              COMMUNICATION CAPACITY                  PUBLISHED  3/17/1999

                                                      MODULAR BASE STATION WITH VARIABLE
2-107.1EP     EP        UTL   99914923.0              COMMUNICATION CAPACITY                  PUBLISHED  3/17/1999

                                                      MODULAR BASE STATION WITH VARIABLE
2-107.1HK     HK        UTL   01103835.2              COMMUNICATION CAPACITY                  PUBLISHED  3/17/1999

                                                      MODULAR BASE STATION WITH VARIABLE
2-107.1JP     JP        UTL   2000-537330             COMMUNICATION CAPACITY                  PENDING    3/17/1999

                              2000-701027             MODULAR BASE STATION WITH VARIABLE
2-107.1KR     KR        UTL   2                       COMMUNICATION CAPACITY                  PENDING    3/17/1999

                                                      MODULAR BASE STATION WITH VARIABLE
2-107.1MX     MX        UTL   009092                  COMMUNICATION CAPACITY                  PENDING    3/17/1999

2-107US       US        PRV   60/078,314              SCALEABLE MODULAR BASE STATION          EXPIRED    3/17/1998

                                                      MODULAR BASE STATION WITH VARIABLE
2-107.1US     US        UTL   09/646,371              COMMUNICATION CAPACITY                  PENDING    9/15/2000

                              PCT/US99/0              MODULAR BASE STATION WITH VARIABLE
2-107.1WO     WO        UTL   5776                    COMMUNICATION CAPACITY                  PUBLISHED  3/17/1999

                                                      EFFICIENT MULTIPATH SIGNAL COMBINING
                                                      ADAPTIVE MATCHED FILTER FOR A CODE
2-93US        US        UTL                           DIVISION MULTIPLE ACCESS (CDMA) SYSTEM  TRANSFER

                                                      A PSEUDORANDOM CODE SEED GENERATION
2-94US        US        UTL                           AND CHANNEL ASSIGNMENT                  TRANSFER

                                                      A NEW SEQUENCE DESIGN METHOD THAT
                                                      ALLOWS FAST ACQUISITION IN CODE
                                                      DIVISION MULTIPLE ACCESS (CDMA)
2-89US        US        UTL                           SYSTEMS                                 TRANSFER

                                                      MATCHED FILTER IN SHORT CODE
2-112US       US        UTL                           ACQUISITION                             TRANSFER

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

                                LICENSED PATENTS

                                                      MAXIMIZING BASE STATION PACKET
2-142US       US        PRV   60/138,922              CHANNEL UTILIZATION WITHOUT MONITORING  EXPIRED    6/11/1999

                                                      RANDOM ACCESS CHANNEL ACCESS AND
2-143US       US        PRV   60/139,974              BACKOFF MECHANISM                       EXPIRED    6/18/1999

                                                      RANDOM ACCESS CHANNEL ACCESS AND
2-143.1US     US        UTL   09/593,879              BACKOFF MECHANISM                       PENDING    6/14/2000

3-01US        US        UTL   07/004,423              CLASS SM POWER AMPLIFIER                ABANDONED  1/20/1987

3-02US        US        UTL   07/134,565   4,764,734  CLASS SM POWER AMPLIFIER                ISSUED     12/18/1987  8/16/1988

2-120US       US        UTL                           POWER CONTROL                           TRANSFER

2-121US       US        UTL                           CODE TRACKING                           TRANSFER

2-115US       US        UTL   09/386,876              ADAPTIVE RF AMPLIFIER PRELIMITER        PENDING    8/31/1999

                              PCT/US00/2
2-115WO       WO        UTL   3327                    ADAPTIVE RF AMPLIFIER PRELIMITER        PENDING    8/23/2000

                                                      MULTIUSER DETECTOR FOR VARIABLE
2-144.1TW     TW        UTL   89119049                SPREADING FACTORS                       PENDING    9/16/2000

                                                      MULTIUSER DETECTOR FOR VARIABLE
2-144US       US        PRV   60/154,985              SPREADING FACTORS                       EXPIRED    9/21/1999

                              PCT/US00/0              MULTIUSER DETECTOR FOR VARIABLE
2-144.1WO     WO        UTL   2621                    SPREADING FACTORS                       PENDING    2/2/2000

                                                      REDUCED COMPUTATION MINIMUM MEAN
2-145US       US        PRV   60/153,801              SQUARE ERROR JOINT DETECTOR             EXPIRED    9/14/1999

2-145.1US     US        UTL   09/662,404              REDUCED COMPUTATION IN JOINT DETECTOR   PENDING    9/14/2000

                              PCT/US00/2
2-145.1WO     WO        UTL   5241                    REDUCED COMPUTATION IN JOINT DETECTOR   PUBLISHED  9/14/2000

                                                      TRANSMISSION USING AN ANTENNA ARRAY
2-108US       US        UTL   09/394,452   6,115,406  IN A CDMA COMMUNICATION SYSTEM          ISSUED     9/10/1999   9/5/2000

                                                      USER EQUIPMENT FOR USE IN A CDMA
                                                      COMMUNICATION SYSTEM USING AN ANTENNA
2-108.1US     US        UTL   09/602,963              ARRAY                                   PENDING    6/23/2000

                                                      INTERFERENCE CANCELLATION IN A SPREAD
2-167US       US        UTL   09/659,858   6,278,726  SPECTRUM COMMUNICATION SYSTEM           ISSUED     9/11/2000   8/21/2001

                                                      INTERFERENCE CANCELLATION IN A SPREAD
2-167.1US     US        UTL   09/892,369              SPECTRUM COMMUNICATION SYSTEM           PUBLISHED  6/27/2001

                              PCT/US00/2              TRANSMISSION USING AN ANTENNA ARRAY
2-108WO       WO        UTL   2559                    IN A CDMA COMMUNICATION SYSTEM          PENDING    8/17/2000

                              PCT/US00/2              INTERFERENCE CANCELLATION IN A SPREAD
2-167WO       WO        UTL   4875                    SPECTRUM COMMUNICATION SYSTEM           PENDING    9/11/2000

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

                                LICENSED PATENTS

                                                      PARALLEL INTERFERENCE CANCELLATION
                                                      RECEIVERS FOR MULTI-USER DETECTION OF
2-146US       US        PRV   60/160,259              CDMA SIGNALS                            EXPIRED    10/19/1999

                                                      PARALLEL INTERFERENCE CANCELLATION
                              PCT/US00/0              RECEIVERS FOR MULTI-USER DETECTION OF
2-146.1WO     WO        UTL   3537                    CDMA SIGNALS                            PENDING    2/11/2000

2-147US       US        PRV   60/161,341              SINGLE USER DETECTION FOR TDD           TRANSFER   10/25/1999

                                                      CHANNEL ESTIMATION FOR TIME DIVISION
2-149.1TW     TW        UTL   90100264                DUPLEX COMMUNICATION SYSTEMS            PENDING    1/5/2001

                                                      CHANNEL ESTIMATION FOR THE DOWNLINK
2-149US       US        PRV   60/175,167              OF TDD MODE                             EXPIRED    1/7/2000

                                                      CHANNEL ESTIMATION FOR TIME DIVISION
2-149.1US     US        UTL   09/755,400              DUPLEX COMMUNICATION SYSTEMS            PENDING    1/5/2001

                              PCT/US01/0              CHANNEL ESTIMATION FOR TIME DIVISION
2-149.1WO     WO        UTL   0388                    DUPLEX COMMUNICATION SYSTEMS            PENDING    1/5/2001

                                                      WIRELESS COMMUNICATION SYSTEM WITH
                                                      SELECTIVELY SIZED DATA TRANSPORT
2-150.1TW     TW        UTL   90100771                BLOCKS                                  PENDING    1/12/2001

2-150US       US        PRV   60/176,150              TRANSPORT BLOCK SIZE SPECIFICATION      EXPIRED    1/14/2000

                                                      WIRELESS COMMUNICATIONS WITH
                                                      SELECTIVELY SIZED DATA TRANSPORT
2-150.1US     US        UTL   09/759,553              BLOCKS                                  PUBLISHED  1/12/2001

                                                      WIRELESS COMMUNICATION SYSTEM WITH
                              PCT/US01/0              SELECTIVELY SIZED DATA TRANSPORT
2-150.1WO     WO        UTL   1168                    BLOCKS                                  PUBLISHED  1/12/2001

                                                      SYNCHRONIZING PCM AND PSEUDORANDOM
2-118AR       AR        UTL   P000105300              CLOCKS                                  PENDING    10/6/2000

                                                      SYNCHRONIZING PCM AND PSEUDORANDOM
2-118TW       TW        UTL   89120771                CLOCKS                                  PENDING    10/5/2000

                                                      SYNCHRONIZING PCM AND PSEUDORANDOM
2-118US       US        UTL   09/415,322              CLOCKS                                  PENDING    10/8/1999

                              PCT/US00/2              SYNCHRONIZING PCM AND PSEUDORANDOM
2-118WO       WO        UTL   5773                    CLOCKS                                  PUBLISHED  9/21/2000

                                                      DIRECT-CONVERSION MODULATION WITH
2-151.1TW     TW        UTL   90101709                REDUCED LOCAL OSCILLATOR LEAKAGE        PENDING    1/29/2001

                                                      DIRECT-CONVERSION MODULATION WITH
2-151US       US        PRV   60/179,861              REDUCED LOCAL OSCILLATOR LEAKAGE        EXPIRED    2/2/2000

                                                      DIRECT-CONVERSION MODULATION WITH
2-151.1US     US        UTL   09/774,916              REDUCED LOCAL OSCILLATOR LEAKAGE        PENDING    1/31/2001

                              PCT/US01/0              DIRECT-CONVERSION MODULATION WITH
2-151.1WO     WO        UTL   3041                    REDUCED LOCAL OSCILLATOR LEAKAGE        PUBLISHED  1/31/2001

                                                      DETERMINING ACTIVE CHANNELIZATION
                                                      CODES IN A TIME DIVISION DUPLEX
2-152.1TW     TW        UTL   90102222                COMMUNICATION SYSTEM                    PENDING    2/2/2001

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

                                LICENSED PATENTS

                                                      MULTIUSER DETECTION AND TRANSMIT
                                                      DIVERSITY FOR FORWARD PATH TIME
2-152US       US        PRV   60/180,402              DIVISION DUPLEX TRANSMISSIONS           EXPIRED    2/4/2000

                                                      SUPPORT OF THE MULTIUSER DETECTION IN
2-152.1US     US        UTL   09/775,969              THE DOWNLINK                            PUBLISHED  2/2/2001

                              PCT/US01/0              SUPPORT OF THE MULTIUSER DETECTION IN
2-152.1WO     WO        UTL   3380                    THE DOWNLINK                            PUBLISHED  2/2/2001

                              P3403117.0-
1-16DE        DE        UTL   31           3403117    SOUND-ACTIVATED SYSTEM                  ISSUED     1/30/1984   2/27/1997

                                                      AYSMMETRICAL FORWARD/REVERSE
2-114CA       CA        UTL   2,343,170               TRANSMISSION BANDWIDTH                  PENDING    2/10/2000

                                                      AYSMMETRICAL FORWARD/REVERSE
2-114CN       CN        UTL   00801367.5              TRANSMISSION BANDWIDTH                  PENDING    2/10/2000

                                                      AYSMMETRICAL FORWARD/REVERSE
2-114EP       EP        UTL   00907229.9              TRANSMISSION BANDWIDTH                  PUBLISHED  2/10/2000

                                                      AYSMMETRICAL FORWARD/REVERSE
2-114JP       JP        UTL   2001-559159             TRANSMISSION BANDWIDTH                  PENDING    2/10/2000

                              2001-700302             AYSMMETRICAL FORWARD/REVERSE
2-114KR       KR        UTL   2                       TRANSMISSION BANDWIDTH                  PENDING    2/10/2000

                                                      AYSMMETRICAL FORWARD/REVERSE
2-114TW       TW        UTL   90101708                TRANSMISSION BANDWIDTH                  PENDING    1/29/2001

                                                      AYSMMETRICAL FORWARD/REVERSE
2-114US       US        UTL   09/501,865              TRANSMISSION BANDWIDTH                  PENDING    2/10/2000

                              PCT/US00/0              AYSMMETRICAL FORWARD/REVERSE
2-114WO       WO        UTL   3332                    TRANSMISSION BANDWIDTH                  PENDING    2/10/2000

2-122TW       TW        UTL   90101707                SYSTEM FOR CONTINUOUS WAVE REJECTION    PENDING    3/8/2001

2-122US       US        UTL   09/497,413              SYSTEM FOR CONTINUOUS WAVE REJECTION    PENDING    2/4/2000

                              PCT/US00/0
2-122WO       WO        UTL   3031                    SYSTEM FOR CONTINUOUS WAVE REJECTION    PUBLISHED  2/4/2000

                                                      CDMA SYSTEM WHICH USES PRE-ROTATION
2-117US       US        PRV   60/192,670              BEFORE TRANSMISSION                     EXPIRED    3/28/2000

                                                      CDMA SYSTEM WHICH USES PRE-ROTATION
2-117.1US     US        UTL   09/820,014              BEFORE TRANSMISSION                     PUBLISHED  3/28/2001

                              PCT/US01/0              CDMA SYSTEM WHICH USES PRE-ROTATION
2-117.1WO     WO        UTL   9968                    BEFORE TRANSMISSION                     PUBLISHED  3/28/2001

                                                      MULTI-USER DETECTION USING AN
                                                      ADAPTIVE COMBINATION OF JOINT
                                                      DETECTION AND SUCCESSIVE INTERFERENCE
2-156.2TW     TW        UTL   90106061                CANCELLATION                            PENDING    3/9/2001

                                                      MULTIUSER DETECTION USING LINEAR
                                                      SEQUENCE ESTIMATION AND SUCCESSIVE
2-156US       US        PRV   60/189,680              INTERFERENCE CANCELLATION               EXPIRED    3/15/2000

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

                                LICENSED PATENTS

                                                      MULTI-USER DETECTION USING A
                                                      COMBINATION OF LINEAR SEQUENCE
2-156.1US     US        PRV   60/207,700              ESTIMATION AND SUCCESSIVE INTERFERENCE  EXPIRED    5/26/2000

                                                      MULTI-USER DETECTION USING AN
                                                      ADAPTIVE COMBINATION OF JOINT
                                                      DETECTION AND SUCCESSIVE INTERFERENCE
2-156.2US     US        UTL   09/783,792              CANCELLATION                            PENDING    2/15/2001

                                                      MULTI-USER DETECTION USING AN
                                                      ADAPTIVE COMBINATION OF JOINT
                              PCT/US01/0              DETECTION AND SUCCESSIVE INTERFERENCE
2-156.2WO     WO        UTL   5576                    CANCELLATION                            PUBLISHED  2/21/2001

2-157.1EP     EP        UTL   01107436.6              ALL DIGITAL AUTOMATIC GAIN CONTROL      PUBLISHED  3/27/2001

2-157US       US        PRV   60/192,289              ALL DIGITAL AUTOMATIC GAIN CONTROL      EXPIRED    3/27/2000

2-157.1US     US        UTL   09/817,455              ALL DIGITAL AUTOMATIC GAIN CONTROL      PENDING    3/26/2001

                                                      EFFICIENT SPREADER FOR SPREAD
2-158.1TW     TW        UTL   90106957                SPECTRUM COMMUNICATION SYSTEMS          PENDING    3/23/2001

                                                      EFFICIENT SPREADER FOR SPREAD
2-158US       US        PRV   60/191,884              SPECTRUM COMMUNICATION SYSTEMS          EXPIRED    3/23/2000

                                                      EFFICIENT SPREADER FOR SPREAD
2-158.1US     US        UTL   09/810,596              SPECTRUM COMMUNICATION SYSTEMS          PENDING    3/16/2001

                              PCT/US00/3              EFFICIENT SPREADER FOR SPREAD
2-158.1WO     WO        UTL   3868                    SPECTRUM COMMUNICATION SYSTEMS          PUBLISHED  12/14/2000

2-159US       US        PRV   60/192,528              DYNAMIC BIAS FOR RF POWER AMPLIFIERS    EXPIRED    3/29/2000

2-159.1US     US        UTL   09/773,857              DYNAMIC BIAS FOR RF POWER AMPLIFIERS    PENDING    2/1/2001

                              PCT/US01/0
2-159.1WO     WO        UTL   9911                    DYNAMIC BIAS FOR RF POWER AMPLIFIERS    PENDING    3/28/2001

                                                      SYNCHRONIZATION OF TIMING ADVANCE AND
2-160.1TW     TW        UTL   90108202                DEVIATION                               PENDING    4/4/2001

                                                      SYNCHRONIZATION OF TIMING ADVANCE AND
2-160US       US        PRV   60/195,087              DEVIATION                               EXPIRED    4/6/2000

                                                      SYNCHRONIZATION OF TIMING ADVANCE AND
2-160.1US     US        UTL   09/826,464              DEVIATION                               PENDING    4/5/2001

                                                      SYNCHRONIZATION OF TIMING ADVANCE AND
2-160.1VE     VE        UTL   742-2001                DEVIATION                               PENDING    4/6/2001

                              PCT/US01/1              SYNCHRONIZATION OF TIMING ADVANCE AND
2-160.1WO     WO        UTL   0986                    DEVIATION                               PENDING    4/5/2001

                                                      BASE STATION SYNCHRONIZATION FOR
2-164.1MY     MY        UTL   PI20011679              WIRELESS COMMUNICATION SYSTEMS          PENDING    4/5/2001

                                                      BASE STATION SYNCHRONIZATION FOR
2-164.1TW     TW        UTL   90108367                WIRELESS COMMUNICATION SYSTEMS          PENDING    4/6/2001

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

                                LICENSED PATENTS

2-166.1TW     TW        UTL   90119043                PERIODIC CELL SEARCH                    PENDING    8/3/2001

                                                      BASE STATION SYNCHRONIZATION FOR
2-161US       US        PRV   60/195,543              WIRELESS COMMUNICATION SYSTEMS          TRANSFER   4/7/2000

                                                      BASE STATION SYNCHRONIZATION FOR
2-164US       US        PRV   60/223,405              WIRELESS COMMUNICATION SYSTEMS          EXPIRED    8/4/2000

                                                      BASE STATION SYNCHRONIZATION FOR
2-164.1US     US        UTL   09/826,547              WIRELESS COMMUNICATION SYSTEMS          PENDING    4/5/2001

2-166.1US     US        UTL   09/923,263              PERIODIC CELL SEARCH                    PENDING    8/3/2001

                              PCT/US01/1              BASE STATION SYNCHRONIZATION FOR
2-164.1WO     WO        UTL   0983                    WIRELESS COMMUNICATION SYSTEMS          PUBLISHED  4/5/2001

                              PCT/US01/2
2-166.1WO     WO        UTL   4336                    PERIODIC CELL SEARCH                    PENDING    8/3/2001

                                                      BLIND CARRIER OFFSET DETECTION FOR
                              PCT/US00/1              QUANDRATURE MODULATED DIGITAL
2-153WO       WO        UTL   1125                    COMMUNICATION SYSTEMS                   PENDING    4/25/2000

                                                      DOWNLINK POWER CONTROL FOR MULTIPLE
                                                      DOWNLINK TIMESLOTS IN TDD
2-162.1TW     TW        UTL   90110351                COMMUNICATION SYSTEMS                   PENDING    4/30/2001

                                                      DOWNLINK POWER CONTROL FOR MULTIPLE
                                                      DOWNLINK TIMESLOTS IN TDD
2-162US       US        PRV   60/200,756              COMMUNICATION SYSTEMS                   EXPIRED    5/1/2000

                                                      DOWNLINK POWER CONTROL FOR MULTIPLE
                                                      DOWNLINK TIMESLOTS IN TDD
2-162.1US     US        UTL   09/845,803              COMMUNICATION SYSTEMS                   PENDING    4/30/2001

                                                      DOWNLINK POWER CONTROL FOR MULTIPLE
                              PCT/US01/1              DOWNLINK TIMESLOTS IN TDD
2-162.1WO     WO        UTL   3720                    COMMUNICATION SYSTEMS                   PENDING    4/30/2001

                                                      SPREAD SPECTRUM MICROWAVE OVERLAY
2-16US        US        UTL   07/700,788   5,185,762  WITH NOTCH FILTER                       ISSUED     5/15/1991   2/9/1993

                                                      SPREAD SPECTRUM CELLULAR OVERLAY CDMA
2-26US        US        UTL   07/779,175   5,228,053  COMMUNICATIONS SYSTEM                   ISSUED     10/17/1991  7/13/1993

                                                      SPREAD SPECTRUM MICROWAVE OVERLAY
2-28US        US        UTL   08/015,574              WITH NOTCH FILTER                       TRANSFER   2/5/1993

                                                      SPREAD SPECTRUM MICROWAVE OVERLAY
2-49US        US        UTL   08/272,498   6,115,368  WITH NOTCH FILTER                       ISSUED     1/21/1994   9/5/2000

                                                      SPREAD SPECTRUM MICROWAVE OVERLAY
2-49.1US      US        UTL   09/602,718   6,243,370  WITH NOTCH FILTER                       ISSUED     6/26/2000   6/5/2001

                                                      SPREAD SPECTRUM MICROWAVE OVERLAY
2-49.2US      US        UTL   09/846,068              WITH NOTCH FILTER                       PUBLISHED  5/1/2001

                                                      CODE DIVISION MULTIPLE ACCESS MODEM
2-116.1EP     EP        UTL   01102874.3              INTERFACE                               PUBLISHED  2/14/2001

2-116US       US        PRV   60/192,230              MODEM INTERFACE                         EXPIRED    3/27/2000

                                                      CODE DIVISION MULTIPLE ACCESS MODEM
2-116.1US     US        UTL   09/699,145              INTERFACE                               PENDING    10/27/2000

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

                                LICENSED PATENTS

                                                      COMMUNICATION TRANSMISSION IMPAIRMENT
2-148US       US        PRV   60/219,894              EMULATOR                                EXPIRED    7/21/2000

                                                      COMMUNICATION TRANSMISSION IMPAIRMENT
2-148.1US     US        UTL   09/712,888              EMULATOR                                PENDING    11/15/2000

                              PCT/US01/2              COMMUNICATION TRANSMISSION IMPAIRMENT
2-148.1WO     WO        UTL   2882                    EMULATOR                                PENDING    7/20/2001

                                                      FAST ADAPTIVE POWER CONTROL FOR
                                                      VARIABLE MULTIRATE COMMUNICATIONS
2-165.1AR     AR        UTL   P010103559              SYSTEMS                                 PENDING    7/26/2001

                                                      FAST ADAPTIVE POWER CONTROL FOR
                                                      VARIABLE MULTIRATE COMMUNICATIONS
2-165.1MY     MY        UTL   20013433                SYSTEMS                                 PENDING    7/13/2001

                                                      FAST ADAPTIVE POWER CONTROL FOR
                                                      VARIABLE MULTIRATE COMMUNICATIONS
2-165.1TW     TW        UTL   90117377                SYSTEMS                                 PENDING    7/16/2001

                                                      POWER CONTROL FOR VARIABLE MULTIRATE
2-163US       US        PRV   60/221,348              COMMUNICATION SYSTEMS                   EXPIRED    7/26/2000

                                                      FAST ADAPTIVE POWER CONTROL FOR
                                                      VARIABLE MULTIRATE COMMUNICATIONS
2-165.1US     US        UTL   09/904,001              SYSTEMS                                 PENDING    7/12/2001

                                                      FAST ADAPTIVE POWER CONTROL FOR
                                                      VARIABLE MULTIRATE COMMUNICATIONS
2-165.2US     US        UTL   09/904,020              SYSTEMS                                 PENDING    7/12/2001

                                                      FAST ADAPTIVE POWER CONTROL FOR
                                                      VARIABLE MULTIRATE COMMUNICATIONS
2-165.1VE     VE        UTL   1589-2001               SYSTEMS                                 PENDING    7/25/2001

                                                      FAST ADAPTIVE POWER CONTROL FOR A
                              PCT/US01/2              VARIABLE MULTIRATE COMMUNICATIONS
2-165.1WO     WO        UTL   1979                    SYSTEMS                                 PENDING    7/12/2001

                                                      FAST ADAPTIVE POWER CONTROL FOR A
                                                      VARIABLE MULTIRATE COMMUNICATIONS
2-165US       US        PRV   60/223,375              SYSTEM                                  EXPIRED    8/7/2000

2-166US       US        PRV   60/230,123              CELL SEARCH FOR NODE B SYNCHRONIZATION  EXPIRED    9/5/2000

2-180.1AR     AR        UTL   P010104267              THIRD GENERATION FDD MODEM INTERLEAVER  PENDING    9/10/2001

2-180.1HK     HK        UTL   N/A                     THIRD GENERATION FDD MODEM INTERLEAVER  PENDING    7/23/2001

2-180.1MY     MY        UTL   PI20014258              THIRD GENERATION FDD MODEM INTERLEAVER  PENDING    9/11/2001

2-180.1TW     TW        UTL   90118661                THIRD GENERATION FDD MODEM INTERLEAVER  PENDING    7/31/2001

                                                      ARCHITECTURE AND IMPLENTATION OF
                                                      SECOND INTERLEAVER IN 3G WIRELESS
2-168US       US        PRV   60/232,224              TRANSMITTER/RECEIVER MODEMS             EXPIRED    9/13/2000

2-180US       US        PRV   60/260,930              THIRD GENERATION FDD MODEM INTERLEAVER  PENDING    1/11/2001

2-180.1US     US        UTL   N/A                     THIRD GENERATION FDD MODEM INTERLEAVER  PENDING    7/19/2001

2-180.1VE     VE        UTL   1901-2001               THIRD GENERATION FDD MODEM INTERLEAVER  PENDING    9/6/2001

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

                                LICENSED PATENTS

                              PCT/US01/2
2-180.1WO     WO        UTL   2807                    THIRD GENERATION FDD MODEM INTERLEAVER  PENDING    7/19/2001

                                                      PARALLEL INTERFERENCE CANCELLATION
2-169.1TW     TW        UTL   90121091                USING BLOCK LINEAR EQUALIZERS           PENDING    8/27/2001

                                                      PARALLEL INTERFERENCE CANCELLATION
2-169US       US        PRV   60/234,116              USING BLOCK LINEAR EQUALIZERS           EXPIRED    9/21/2000

                                                      AUTOMATIC GAIN CONTROL AND FREQUENCY
                                                      CONTROL METHOD FOR A TIME DIVISION
2-171US       US        PRV   60/238,907              DUPLEX RECEIVER                         EXPIRED    10/10/2000

                                                      AUTOMATIC GAIN CONTROL FOR A TIME
2-171.1US     US        UTL   N/A                     DIVISION DUPLEX RECEIVER                PENDING    10/10/2001

                              PCT/US01/3              AUTOMATIC GAIN CONTROL  FOR A TIME
2-171.1WO     WO        UTL   1612                    DIVISION DUPLEX RECEIVER                PENDING    10/10/2001

                                                      SELECTIVELY ACTIVATABLE AGC SIGNAL
2-154US       US        PRV   60/241,651              MEASUREMENT UNIT                        EXPIRED    10/19/2000

                                                      SELECTIVELY ACTIVATABLE AGC SIGNAL
2-154.1US     US        UTL   09/872,038              MEASUREMENT UNIT                        PENDING    6/1/2001

                                                      CDMA COMMUNICATION SYSTEM WITH
2-155US       US        PRV   60/241,654              MULTIPLE ANTENNA                        EXPIRED    10/19/2000

2-173US       US        PRV   60/246,947              SINGLE USER DETECTION ALGORITHMS        EXPIRED    11/9/2000

                                                      TURBO DECODER STOPPING RULE VIA
2-174US       US        PRV   60/248,440              CIRCULAR REDUNDANCY CODE                EXPIRED    11/14/2000

                                                      TURBO DECODER WITH CIRCULAR
2-174.1US     US        UTL   N/A                     REDUNDANCY CODE SIGNATURE COMPARISON    PENDING    10/19/2001

                                                      CONTENTION ACCESS CONTROL SYSTEM AND
2-175US       US        PRV   60/253,347              METHOD                                  EXPIRED    11/28/2000

                                                      SIMPLE BLOCK SPACE TIME TRANSMIT
                                                      DIVERSITY DECODER WITH TWO SPREADING
2-176US       US        PRV   60/254,013              CODES                                   EXPIRED    12/7/2000

                                                      MODIFIED BLOCK SPACE TIME TRANSMIT
2-172US       US        PRV   60/255,098              DIVERSITY ENCODER                       EXPIRED    12/13/2000

                                                      SUBCHANNELS FOR THE RANDOM ACCESS
2-177US       US        PRV   60/256,621              CHANNEL IN TIME DIVISION DUPLEX         EXPIRED    12/19/2000

                                                      SIMPLIFIED ALGORITHM FOR BLOCK LINEAR
                                                      EQUALIZER WITH BLOCK SPACE TIME
2-181US       US        PRV   60/263,915              TRANSMIT DIVERSITY                      PENDING    1/25/2001

                                                      FAST FOURIER TRANSFOMATION
                                                      DECOMPOSITION OF CHANNEL CORRELATION
                                                      MATRIX BASED SINGLE USER DETECTION
2-178US       US        PRV   60/266,932              ALGORITHMS                              PENDING    2/6/2001

                                                      LOW COMPLEXITY HIGH RATE DATA
                                                      DETECTION USING FAST FOURIER
                                                      TRANSFORM OF CHANNEL CORRELATION
2-178.1US     US        PRV   60/268,587              MATRIX                                  PENDING    2/15/2001

                                                      LOW COMPLEXITY DATA DETECTION USING
                                                      FAST FOURIER TRANSFORM OF CHANNEL
2-178.2US     US        UTL   09/814,346              CORRELATION MATRIX                      PENDING    3/22/2001

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

                                LICENSED PATENTS

                                                      UNIVERSAL MOBILITY MANAGEMENT
2-184US       US        PRV   60/270,190              PROTOCOL FOR 3G WIRELESS INTERNET       PENDING    2/21/2001

                                                      UNIVERSAL MOBILITY MANAGEMENT
2-184.1US     US        PRV   60/270,767              PROTOCOL FOR 3G WIRELESS INTERNET       PENDING    2/21/2001

                                                      INITIAL CELL SEARCH ALGORITHM FOR 3G
2-182US       US        PRV   60/271,642              FDD WIRELESS COMMUNICATION SYSTEMS      PENDING    2/27/2001

                                                      INITIAL CELL SEARCH ALGORITHM FOR 3G
2-182.1US     US        UTL   09/918,611              FDD WIRELESS COMMUNICATION SYSTEMS      PENDING    7/31/2001

2-183US       US        PRV   60/282,349              SYSTEM FOR GENERATING OVSF CODES        PENDING    4/6/2001

                                                      SYSTEM FOR GENERATING PSEUDORANDOM
2-183.1US     US        UTL   N/A                     SEQUENCES                               PENDING    10/23/2001

                                                      TRANSPORT/PHYSICAL PROCESSING
2-179US       US        PRV   60/284,062              APPROACHES                              PENDING    4/16/2001

                                                      CHANNEL EQUALIZATION BASED DATA
                                                      DETECTION USING ITERATIVE ERROR
2-187US       US        PRV   60/282,387              CANCELLATION                            PENDING    4/6/2001

2-188US       US        PRV   60/287,431              FAST JOINT DETECTION                    PENDING    4/30/2001

                                                      PHYSICAL CHANNEL CONFIGURATION FOR
                                                      SLOTTED 3G ADAPTIVE MODULATION AND
2-190US       US        PRV   60/290,717              CODING                                  PENDING    5/14/2001

                                                      CHANNEL QUALITY MEASUREMENTS FOR
2-191US       US        PRV   60/290,739              DOWNLINK RESOURCE ALLOCATION            PENDING    5/14/2001

                                                      DYNAMIC CHANNEL QUALITY MEASUREMENT
                                                      PROCEDURE FOR ADAPTIVE MODULATION AND
2-192US       US        PRV   60/290,877              CODING TECHNIQUES                       PENDING    5/14/2001

2-193US       US        PRV   60/290,740              OVERLAY OF USER EQUIPMENT IDENTITY
                                                      WITH PARITY CHECK                       PENDING    5/14/2001

                                                      COMMON CONTROL CHANNEL UPLINK POWER
                                                      CONTROL FOR ADAPTIVE MODULATION AND
2-194US       US        PRV   60/290,730              CODING TECHNIQUES                       PENDING    5/14/2001

                                                      ASSIGNING PHYSICAL CHANNELS TO TIME
                                                      SLOTS USING A FRAGMENTATION PARAMETER
                                                      IN A HYBRID TIME DIVISION MULTIPLE
                                                      ACCESS/CODE DIVISION MULTIPLE ACCESS
2-170US       US        UTL   09/854,726              COMMUNICATION SYSTEM                    PENDING    5/14/2001

                                                      ASSIGNING PHYSICAL CHANNELS TO TIME
                                                      SLOT SEQUENCES IN A HYBRID TIME
                                                      DIVISION MULTIPLE ACCESS/CODE
                                                      DIVISION MULTIPLE ACCESS
2-170.1US     US        UTL   09/854,954              COMMUNICATION SYSTEM                    PENDING    5/14/2001

                                                      ASSIGNING PHYSICAL CHANNELS OF A NEW
                                                      USER SERVICE IN A HYBRID TIME
                                                      DIVISION MULTIPLE ACCESS/CODE
                                                      DIVISION MULTIPLE ACCESS
2-170.2US     US        UTL   09/854,728              COMMUNICATION SYSTEM                    PENDING    5/14/2001

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

                                LICENSED PATENTS

                                                      SELECTING AN ORDER FOR PHYSICAL
                                                      CHANNEL ASSIGNMENT IN A HYBRID TIME
                                                      DIVISION MULTIPLE ACCESS/CODE
                                                      DIVISION MULTIPLE ACCESS
2-170.3US     US        UTL   09/854,727              COMMUNICATION SYSTEM                    PENDING    5/14/2001

                                                      REASSIGNING PHYSICAL CHANNELS OF A
                                                      USER SERVICE EXPERIENCING HIGH
                                                      INTERFERENCE LEVELS IN A HYBRID TIME
                                                      DIVISION MULTIPLE ACCESS/CODE
                                                      DIVISION MULTIPLE ACCESS
2-170.4US     US        UTL   09/854,963              COMMUNICATION SYSTEM                    PENDING    5/14/2001

2-189US       US        UTL   09/855,268              TRANSMISSION POWER LEVEL ESTIMATION     PENDING    5/15/2001

                                                      SUB BASE STATION AND USER EQUIPMENT
2-186US       US        PRV   60/298,167              IMPLEMENTATIONS                         PENDING    6/14/2001

                                                      SUB BASE STATION AND USER EQUIPMENT
2-186.1US     US        UTL   N/A                     IMPLEMENTATIONS                         PENDING    10/16/2001

                                                      AN IMPROVED APPARATUS AND METHOD FOR
                                                      PERFORMING INITIAL CELL SEARCH IN
2-185US       US        PRV   60/300,412              WIRELESS COMMUNICATION SYSTEMS          PENDING    6/22/2001

                                                      PHYSICAL LAYER ARQ:  NEW PROPOSED
2-203US       US        UTL   09/939,410              FEATURE FOR 802.16.3                    PENDING    8/24/2001

                                                      A BI-DIRECTIONAL LSP TUNNELING
2-205US       US        PRV   60/306,594              ARCHITECTURE FOR MPLS                   PENDING    7/19/2001

2-214US       US        PRV   60/311,710              DYNAMIC LINK ADAPTATION IN TDD          PENDING    8/10/2001

                                                      NEW TDD HANDOVER CRITERION BASED ON
2-204US       US        PRV   60/312,821              PCCPCH SLOT SIR                         PENDING    8/16/2001

                                                      METHOD AND SYSTEM FOR DETERMING
                                                      CONTROL OF A DEDICATED INTERNET
                                                      COMMUNICATION BETWEEN A SENDER AND A
2-195US       US        PRV   60/293,798              RECEIVER                                PENDING    5/25/2001

                                                      SYSTEM AND METHOD FOR REDUCING
                                                      INFORMATION COMMUNICATED BETWEEN
                                                      UNIVERSAL MOBILE TELECOMMUNICATION
2-196US       US        PRV   60/294,192              SYSTEM MULTIMEDIA CAPABLE UNITS         PENDING    5/29/2001

                                                      METHOD AND SYSTEM FOR INCORPORATING
                                                      NETWORK ADDRESS TRANSLATION BOXES IN
2-197US       US        PRV   60/293,847              MOBILE INTERNET PROTOCOL VERSION FOUR   PENDING    5/25/2001

                                                      METHOD AND SYTEM FOR A LOW-OVERHEAD
                                                      MOBILITY MANAGEMENT PROTOCOL IN THE
2-198US       US        PRV   60/296,168              INTERNET PROTOCOL LAYER                 PENDING    6/6/2001

                                                      A BINARY-TREE METHOD AND SYSTEM FOR
2-199US       US        PRV   60/297,807              MULTIPLEXING SCHEDULING                 PENDING    6/13/2001

                                                      CROSS CELL USER EQUIPMENT
                                                      INTERFERENCE REDUCTION IN A TIME
                                                      DIVISION DUPLEX COMMUNICATION SYSTEM
2-200US       US        PRV   60/313,336              USING CODE DIVISION MULTIPLE ACCESS     PENDING    8/17/2001

2-211US       US        PRV   60/309,046              INCORPORATING NAT BOXES IN MOBILE IPv4  PENDING    7/31/2001

                              Page for Attachment A
                                      -85-

                                LICENSED PATENTS

                                                      DATA TRANSMISSION IMBEDDED IN A TIME
2-212US       US        PRV   60/310,325              WARP SIGNAL                             PENDING    8/6/2001

                                                      USER EQUIPMENT RESOURCE RESERVATION
                                                      SETUP PROTOCOL CAPABILITIES AND
                                                      INDICATION OF PREFERRED MODE OF
                                                      OPERATION USING SESSION INITIATION
2-215US       US        PRV   60/312,918              PROTOCOL                                PENDING    8/16/2001

                                                      ADMISSION CONTROL BASED ON SUPPORT OF
2-216US       US        PRV   60/312,920              QUALITY SERVICE PROTOCOL                PENDING    8/16/2001

                                                      METHOD AND SYSTEM FOR IMPLICIT USER
2-218US       US        PRV   60/314,993              EQUIPMENT IDENTIFICATION                PENDING    8/24/2001

                                                      MULTIPLE ACCESS COMMUNICATION SYSTEM
2-220US       US        PRV   60/314,819              USING TIME WARP SIGNALS                 PENDING    8/24/2001

                                                      PIPELINED ARCHITECTURE FOR MAP
2-227US       US        PRV   60/317,855              (MAXIMUM A POSTERIORI) DECODERS         PENDING    9/6/2001

                                                      ESTIMATION METHODS OF INTERFERENCE
2-221US       US        PRV   60/322,927              SIGNAL CODE POWER AND NOISE VARIANCE    PENDING    9/18/2001

2-225US       US        PRV   60/323,120              NEW OVSF CODE GENERATION METHOD         PENDING    9/18/2001

                                                      OUTER LOOP TRANSMIT POWER CONTROL
2-222US       US        PRV   60/323,541              USING CHANNEL-ADAPTIVE PROCESSING       PENDING    9/20/2001

                                                      A TWO STAGE RECEIVER FOR STORM
2-223US       US        PRV   60/323,880              MODULATED SIGNALS                       PENDING    9/21/2001

2-217US       US        PRV   60/325,692              LOW LATENCY BURST DETECTOR              PENDING    9/28/2001

                                                      A METHOD FOR RADIO RESOURCE CONTROL
                                                      LAYER TO REACT TO TRANSMISSION ERROR
                                                      IN THE TRANSPARENT OR UNACKNOWLEDGED
                                                      MODE FOR UNIVERSAL MOBILE
                                                      TELECOMMUNICAITON SYSTEM, TIME
2-228US       US        PRV   60/322,664              DIVISION DUPLEX OR FREQUENCY...         PENDING    9/17/2001

                                                      AUTOMATIC FREQUENCY CORRECTION FOR
                                                      TIME DIVISION DUPLEX MODES OF 3G
2-234US       US        PRV   60/325,505              WIRELESS COMMUNICATIONS                 PENDING    9/28/2001

                                                      CODE TRACKING LOOP WITH AUTOMATIC
2-226US       US        PRV   60/326,308              POWER NORMALIZATION                     PENDING    10/1/2001

                                                      RECEIVER FOR STORM MODULATED SIGNALS
2-224US       US        PRV   60/326,578              IN MULTIPATH CHANNELS                   PENDING    10/2/2001

                                                      PATHLOSS AIDED CLOSED LOOP POWER
                                                      CONTROL IN A TIME DIVISION
                                                      SYNCHRONOUS CODE DIVISION MULTIPLE
2-232US       US        PRV   60/328,327              ACCESS SYSTEM                           PENDING    10/9/2001

                                                      ACQUISITION CIRCUIT FOR LOW CHIP RATE
                                                      OPTION OF UNIVERSAL MOBILE
                                                      TELECOMMUNICATION SYSTEM TIME
                                                      DIVISION DUPLEX SYNCHRONOUS CODE
2-231US       US        PRV   60/328,590              DIVISION MULTIPLE ACCESS                PENDING    10/11/2001

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

                                LICENSED PATENTS

                                                      A SYSTEM AND METHOD FOR USING THE
                                                      "ARBITRARY BITS" IN THE TRANSPORT
                                                      FORMAT COMBINATION INDICATOR FIELD
2-233US       US        PRV   60/328,621              FOR SIGNALING                           PENDING    10/11/2001

                                                      USER EQUIPMENT (UE) POWER SAVINGS FOR
                                                      HIGH CHIP RATE AND LOW CHIP RATE TIME
2-240US       US        PRV   N/A                     DIVISION DUPLEX (TDD)                   PENDING    10/19/2001

                                                      USER EQUIPMENT (UE) POWER SAVINGS FOR
                                                      HIGH CHIP RATE AND LOW CHIP RATE TIME
2-241US       US        PRV   N/A                     DIVISION DUPLEX (TDD)                   PENDING    10/19/2001

                                                      METHOD AND SYSTEM FOR FAST DYNAMIC
                                                      LINK ADAPTATION IN THIRD GENERATION
2-244US       US        PRV   N/A                     WIRELESS SYSTEMS                        PENDING    10/19/2001

                                                      A METHOD AND SYSTEM FOR MAINTAINING
                                                      QUALITY OF SERVICE WITH HIGH SPEED
                                                      DOWNLINK PACKET ACCESS (HSDPA) HYBRID
                                                      AUTOMATIC REPEAT REQUEST (H-ARQ)
                                                      TRANSMISSION PRIORITIZATION/SCHEDULING
2-250US       US        PRV   N/A                     AND IN SEQUENCE DEL                     PENDING    10/19/2001

                                                      METHOD AND SYSTEM FOR IMPLICIT USER
2-251US       US        PRV   N/A                     EQUIPMENT IDENTIFICATION                PENDING    10/25/2001

                                                      FREQUENCY HOPPING CODE DIVISION
2-70.4US      US        UTL   N/A                     MULTIPLE ACCESS SYSTEM AND METHOD       PENDING    10/29/2001

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56.1CN      CN        UTL   N/A                     STATION                                 PENDING    6/16/1995

                                                      CELL SEARCH PROCEDURE FOR TIME
                                                      DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1AU     AU        UTL   52876/00                USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/24/2000

                                                      CELL SEARCH PROCEDURE FOR TIME
                                                      DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1BR     BR        UTL   PI0010996-7             USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/24/2000

                                                      CELL SEARCH PROCEDURE FOR TIME
                              PCT/US00/1              DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1CA     CA        UTL   4339                    USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/24/2000

                                                      CELL SEARCH PROCEDURE FOR TIME
                              PCT/US00/1              DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1CN     CN        UTL   4339                    USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/24/2000

                                                      CELL SEARCH PROCEDURE FOR TIME
                                                      DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1EP     EP        UTL   00937742.5              USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/24/2000

                                                      CELL SEARCH PROCEDURE FOR TIME
                              PCT/US00/1              DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1ID     ID        UTL   4339                    USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/24/2000

                                                      TURBO DECODER WITH CIRCULAR
2-174.1WO     WO        UTL   N/A                     REDUNDANCE CODE SIGNATURE COMPARISON    PENDING    11/1/2001

                                                      CHANNEL ASSIGNMENT IN A SPREAD
2-142.1AU     AU        UTL   50351/00                SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

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

                                LICENSED PATENTS

                                                      CHANNEL ASSIGNMENT IN A SPREAD
2-142.1BR     BR        UTL   PI0010635-6             SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                              PCT/US00/1              CHANNEL ASSIGNMENT IN A SPREAD
2-142.1CA     CA        UTL   3924                    SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                              PCT/US00/1              CHANNEL ASSIGNMENT IN A SPREAD
2-142.1CN     CN        UTL   3924                    SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                                                      CHANNEL ASSIGNMENT IN A SPREAD
2-142.1EP     EP        UTL   00932658.8              SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                              PCT/US00/1              CHANNEL ASSIGNMENT IN A SPREAD
2-142.1ID     ID        UTL   3924                    SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                              PCT/US00/1              CHANNEL ASSIGNMENT IN A SPREAD
2-142.1IL     IL        UTL   3924                    SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                                                      CHANNEL ASSIGNMENT IN A SPREAD
2-142.1JP     JP        UTL   2000-619230             SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                              10-2001-701             CHANNEL ASSIGNMENT IN A SPREAD
2-142.1KR     KR        UTL   4621                    SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                              PA/a/2001/0             CHANNEL ASSIGNMENT IN A SPREAD
2-142.1MX     MX        UTL   11773                   SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                              PCT/US00/1              CHANNEL ASSIGNMENT IN A SPREAD
2-142.1NO     NO        UTL   3924                    SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                              PCT/US00/1              CHANNEL ASSIGNMENT IN A SPREAD
2-142.1SG     SG        UTL   3924                    SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                                                      BI-DIRECTIONAL RESOURCE RESERVATION
2-235US       US        PRV   N/A                     SETUP PROTOCOL (B-RSVP)                 PENDING    11/2/2001

                                                      CELL SEARCH PROCEDURE FOR TIME
                              PCT/US00/1              DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1IL     IL        UTL   4339                    USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/24/2000

                                                      CELL SEARCH PROCEDURE FOR TIME
                                                      DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1JP     JP        UTL   2001-500466             USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/24/2000

                                                      CELL SEARCH PROCEDURE FOR TIME
                              10-2001-701             DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1KR     KR        UTL   5278                    USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/24/2000

                                                      CELL SEARCH PROCEDURE FOR TIME
                              PA/a/2001/0             DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1MX     MX        UTL   12097                   USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/24/2000

                                                      CELL SEARCH PROCEDURE FOR TIME
                              PCT/US00/1              DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1NO     NO        UTL   4339                    USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/24/2000

                                                      CELL SEARCH PROCEDURE FOR TIME
                              PCT/US00/1              DIVISION DUPLEX COMMUNICATION SYSTEMS
2-139.1SG     SG        UTL   4339                    USING CODE DIVISION MULTIPLE ACCESS     PENDING    5/24/2000

                                                      TURBO DECODER WITH CIRCULAR
2-174.1VE     VE        UTL   N/A                     REDUNDANCE CODE SIGNATURE COMPARISON    PENDING    10/31/2001

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

                                LICENSED PATENTS

                                                      TURBO DECODER WITH CIRCULAR
2-174.1TW     TW        UTL   90127445                REDUNDANCE CODE SIGNATURE COMPARISON    PENDING    11/5/2001

                                                      TURBO DECODER WITH CIRCULAR
2-174.1MY     MY        UTL   N/A                     REDUNDANCE CODE SIGNATURE COMPARISON    PENDING    10/31/2001

                                                      TURBO DECODER WITH CIRCULAR
2-174.1AR     AR        UTL   N/A                     REDUNDANCE CODE SIGNATURE COMPARISON    PENDING    10/31/2001

                                                      AN IMPROVED APPARATUS AND METHOD FOR
                                                      PERFORMING INITIAL CELL SEARCH IN
2-185.1US     US        UTL   N/A                     WIRELESS COMMUNICATION SYSTEMS          PENDING    10/31/2001

                                                      METHOD AND SYSTEM FOR CODE REUSE AND
                                                      CAPACITY ENHANCEMENT FOR USING NULL
2-242US       US        PRV   N/A                     STEERING                                PENDING    11/2/2001

                                                      SELECTIVELY ACTIVATABLE AGC SIGNAL
2-154.1TW     TW        UTL   90125460                MEASUREMENT UNIT                        PENDING    10/15/2001

2-173.1AR     AR        UTL   N/A                     SINGLE USER DETECTION                   PENDING    11/6/2001

2-173.1MY     MY        UTL   N/A                     SINGLE USER DETECTION                   PENDING    11/6/2001

2-173.1TW     TW        UTL   90127575                SINGLE USER DETECTION                   PENDING    11/6/2001

2-173.1VE     VE        UTL   N/A                     SINGLE USER DETECTION                   PENDING    11/6/2001

                                                      ITERATIVE FAST FOURIER TRANSFORM
2-187.1US     US        UTL   N/A                     ERROR CORRECTION                        PENDING    11/1/2001

                                                      CROSS CELL USER EQUIPMENT
                                                      INTERFERENCE REDUCTION IN A TIME
                                                      DIVISION DUPLEX COMMUNICATION SYSTEM
2-200.1US     US        UTL   N/A                     USING CODE DIVISION MULTIPLE ACCESS     PENDING    11/1/2001

2-173.1US     US        UTL   N/A                     SINGLE USER DETECTION                   PENDING    11/7/2001

2-173.1WO     WO        UTL   N/A                     SINGLE USER DETECTION                   PENDING    11/9/2001

                                                      METHOD AND APPARATUS FOR GENERATING
                                                      COMPLEX FOUR-PHASE SEQUENCES FOR A
2-85.2US      US        UTL   N/A                     CDMA COMMUNICATION SYSTEM               PENDING    11/13/2001

                                                      PROCESSING FOR IMPROVED PERFORMANCE
2-106.1US     US        UTL   N/A                     AND REDUCED PILOT                       PENDING    11/13/2001

                                                      SUBCHANNELS FOR THE RANDOM ACCESS
2-177.1US     US        UTL   N/A                     CHANNEL IN TIME DIVISION DUPLEX         PENDING    12/12/2001

                                                      SIMPLE BLOCK SPACE TIME TRANSMIT
                                                      DIVERSITY DECODER WITH TWO SPREADING
2-176.1US     US        UTL   N/A                     CODES                                   PENDING    11/15/2001

                              INPCT20010              CHANNEL ASSIGNMENT IN A SPREAD
2-142.1IN     IN        UTL   1084DEL                 SPECTRUM CDMA COMMUNICATION SYSTEM      PENDING    5/19/2000

                                                      SCALAR ARRAY PROCESSING FOR FINITE
2-202US       US        PRV   N/A                     ELEMENT ANALYSIS                        PENDING    11/14/2001

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

                                LICENSED PATENTS

2-201US       US        UTL   N/A                     HYBRID PARALLEL/SERIAL BUS INTERFACE    PENDING    11/21/2001

                                                      A METHOD OF CONTROLLING INITIAL POWER
                                                      RAMP-UP IN CDMA SYSTEMS BY USING
2-80.2EP      EP        UTL   01124286.4              SHORT CODES                             PENDING    6/23/1997

                                                      CONTENTION ACCESS CONTROL SYSTEM AND
2-175.1US     US        UTL   N/A                     METHOD                                  PENDING    11/27/2001

                                                      CONTENTION ACCESS CONTROL SYSTEM AND
2-175.1WO     WO        UTL   N/A                     METHOD                                  PENDING    11/27/2001

2-255US       US        PRV   N/A                     FREQUENCY DIVISION DUPLEX NODE B TCRP   PENDING    11/27/2001

                                                      BASE STATION EMULATOR (DANNISH TITLE:
1-33.1DK      DK        UTL   N/A                     ET TRADLOST DIGITALT TELEFONSYSTEM)     PENDING    11/28/2001

                                                      SPREAD-SPECTRUM CHANGEABLE BASE
2-56.4US      US        UTL   N/A                     STATION                                 PENDING    11/26/2001

                                                      IMPROVING CELL SEARCH FOR 1.28 MCPS
                                                      UTRA TELELCOMMUNICATIONS TIME
2-238US       US        PRV   N/A                     DIVISION DUPLEX                         PENDING    11/29/2001

                                                      OPERATIONAL OPTIMIZATION OF MULTIPLE
                                                      COOPERATING BASE STATIONS WITH
2-248US       US        PRV   N/A                     ANTENNA ARRAYS                          PENDING    11/29/2001

                                                      A MEHTOD AND SYSTEM FOR GEOLOCATION
2-247US       US        PRV   N/A                     ASSISTED BEAM FORMING                   PENDING    11/29/2001

                                                      AN EFFICIENT MULTIPLE INPUT MULTIPLER
                                                      OUTPUT SYSTE FOR MULTI-PATH FADING
2-246US       US        PRV   N/A                     CHNANNELS                               PENDING    11/29/2001

                                                      SMART HANDOVERS USING ANTENNA ARRAYS
2-249US       US        PRV   N/A                     AND COOPERATING BASE STATION            PENDING    11/29/2001

                                                      COGNITION MODELS FOR WIRELESS
2-256US       US        PRV   N/A                     COMMUNICATION SYSTEMS                   PENDING    11/30/2001

                                                      MODIFIED BLOCK SPACE TIME TRANSMIT
2-172.1US     US        UTL   10/005,649              DIVERSITY ENCODER                       PENDING    12/3/2001

                                                      METHOD AND SYTEM FOR A LOW-OVERHEAD
                                                      MOBILITY MANAGEMENT PROTOCOL IN THE
2-198.1US     US        UTL   N/A                     INTERNET PROTOCOL LAYER                 PENDING    11/30/2001

                                                      MODIFIED BLOCK SPACE TIME TRANSMIT
2-172.1WO     WO        UTL   N/A                     DIVERSITY ENCODER                       PENDING    12/5/2001

                                                      SIMPLE BLOCK SPACE TIME TRANSMIT
                                                      DIVERSITY USING MULTIPLE SPREADING
2-176.1WO     WO        UTL   N/A                     CODES                                   PENDING    12/5/2001

                                                      BINARY-TREE METHOD AND SYSTEM FOR
2-199.1US     US        UTL   N/A                     MULTIPLEXING SCHEDULING                 PENDING    12/7/2001

                                                      CANCELLATION OF PILOT AND UNWANTED
2-109HK       HK        UTL   01108994.8              TRAFFIC SIGNALS IN A CDMA SYSTEM        PENDING    12/21/2001

                                                      A HIERARCHAL CONTEXT TRANSFER
2-259US       US        PRV   N/A                     PROTOCOL IN INTERNET PROTOCOL LAYER     PENDING    12/14/2001

                                                      SUBCHANNELS FOR THE RANDOM ACCESS
2-177.1MY     MY        UTL   N/A                     CHANNEL IN TIME DIVISION DUPLEX         PENDING    12/17/2001

                              Page for Attachment A
                                      -90-

                                LICENSED PATENTS

                                                      SUBCHANNELS FOR THE RANDOM ACCESS
2-177.1TW     TW        UTL   N/A                     CHANNEL IN TIME DIVISION DUPLEX         PENDING    12/17/2001

                                                      SUBCHANNELS FOR THE RANDOM ACCESS
2-177.1VE     VE        UTL   N/A                     CHANNEL IN TIME DIVISION DUPLEX         PENDING    12/17/2001

                                                      SUBCHANNELS FOR THE RANDOM ACCESS
2-177.1WO     WO        UTL   N/A                     CHANNEL IN TIME DIVISION DUPLEX         PENDING    12/17/2001

                                                      SYSTEM AND METHOD FOR REDUCING
                                                      INFORMATION COMMUNICATED BETWEEN
                                                      UNIVERSAL MOBILE TELECOMMUNICATION
2-196.1US     US        UTL   N/A                     SYSTEM MULTIMEDIA CAPABLE UNITS         PENDING    12/18/2001

                                                      METHOD AND SYTEM FOR A LOW-OVERHEAD
                                                      MOBILITY MANAGEMENT PROTOCOL IN THE
2-211.1US     US        UTL   N/A                     INTERNET PROTOCOL LAYER                 PENDING    12/19/2001

2-213US       US        UTL   N/A                     CELL SEARCH USING PEAK QUALITY FACTORS  PENDING    12/20/2001

                                                      CDMA COMMUNICATION SYSTEM WHICH
                                                      SELECTIVELY ALLOCATES BANDWIDTH UPON
2-103.3US     US        UTL   N/A                     DEMAND                                  PENDING    12/20/2001

                              Page for Attachment A
                                      -91-

                                  ATTACHMENT B

                               ROYALTY PREPAYMENT

                       COVERED INFRASTRUCTURE (JAPAN ONLY)

                                      [**]

**[Material has been omitted and filed separately with the Commission.]

PRESS RELEASE ATTACHED TO AGREEMENT

                                    EXHIBIT I

Media Contact:
Susan Sutton
e-mail: susan.sutton@interdigital.com
Investor Contact:
Janet Point
e-mail: janet.point@interdigital.com
(610) 878-7800

FOR IMMEDIATE RELEASE
January 15, 2002

          INTERDIGITAL AND NEC SIGN GLOBAL 3G PATENT LICENSE AGREEMENT
               AND SETTLE OUTSTANDinG 2G PATENT LICENSING DISPUTE

        King of Prussia, PA, January 15, 2002 . . . InterDigital Communications Corporation (NASDAQ: IDCC), a leading developer and enabler of advanced wireless technologies and product platforms, today announced that its subsidiary, InterDigital Technology Corporation (ITC), has entered into a royalty bearing license agreement with NEC Corporation of Japan for sales of wireless products compliant with all Third Generation (3G) and narrowband CDMA standards. The Company concurrently reached an amicable settlement of its 2G patent licensing dispute with NEC in connection with a 1995 license agreement.

        Under the 3G Agreement, ITC will receive a royalty on each licensed product sold by NEC. The licensed products include infrastructure, terminal units, communication cards and other mobile devices compliant with Third Generation and narrowband CDMA standards. NEC will pay ITC an advance royalty of $19.5 million. Once that advance is exhausted, NEC will be obligated to pay additional recurring royalties to ITC as it sells licensed products. In addition, NEC and ITC agreed to settle the outstanding 1995 2G TDMA license agreement dispute with a payment by NEC of $53 million to ITC. The $53 million payment is in addition to the royalty advance previously paid by NEC under the 1995 agreement. In exchange for those payments, NEC's royalty obligations for PHS and PDC products under the 1995 Agreement will be considered paid up. Otherwise, the 1995 Agreement will remain materially unaltered by the settlement. Currently, NEC has no further royalty payment obligations under that agreement based on existing pre-paid units and certain other unique provisions included in the 1995 Agreement.

        "We are very pleased to welcome NEC as an ITC 3G patent licensee, while also reaching an amicable resolution of the outstanding patent dispute between us," said Howard Goldberg, President and Chief Executive Officer of InterDigital. "NEC is a key global supplier of telecommunications equipment worldwide, and the number one supplier of 3G telecommunications products in Japan, the country which is leading the world in 3G rollout. This licensing agreement with NEC, combined with our previous 3G agreements with Sharp and Matsushita, demonstrates the strength of ITC's expanding 3G patent portfolio. Our broad portfolio of essential patents, along with InterDigital's 3G products and technology, will serve to fuel the Company's revenue growth as the 3G market emerges."

        "The 3G patent licensing program at ITC continues to gain momentum," added William J. Merritt, President of ITC. "We have executed several 3G license agreements in the last ten months, including agreements with the top two manufacturers in Japan. We anticipate continued success in 2002, as additional companies come to recognize the breadth and scope of ITC's 3G related inventions realized over 15 years of research and development. We are well positioned to leverage these key 3G license agreements as other global markets emerge."

        InterDigital will recognize royalty revenue associated with the cash received consistent with the Company's standard accounting practices.

ABOUT NEC CORPORATION

        NEC Corporation (NASDAQ: NIPNY) (FTSE: 6701q.l) is a leading provider of Internet solutions, dedicated to meeting the specialized needs of its customers in the key computer, network and electron device fields through its three market-focused in-house companies: NEC Solutions, NEC Networks and NEC Electron Devices. NEC Corporation, with its in-house companies, employs more than 150,000 people worldwide and saw net sales of 5,409 billion Yen (approx. US$43 billion) in fiscal year 2000-2001. For further information, please visit the NEC home page at: http://www.nec.com.

        NEC is a trademark of NEC Corporation.

ABOUT INTERDIGITAL COMMUNICATIONS CORPORATION

        InterDigital develops advanced wireless technologies and products that drive voice and data communications. The Company offers technology and product solutions for mainstream wireless applications that deliver cost and time-to-market advantages for its customers. InterDigital has a strong portfolio of patented TDMA, GSM/GPRS and CDMA inventions, which it licenses worldwide. For more information, please visit InterDigital's web site: www.interdigital.com.

        InterDigital is a trademark of InterDigital Communications Corporation.

                                       ###

This press release contains forward looking statements regarding, among other things, the continued success in our patent licensing program, our ability to leverage existing agreements, and the growth in ITC's 3G related patent license revenue. Such statements are subject to risks and uncertainties. Actual outcomes could materially differ from those expressed in any such forward-looking statements due to a variety of factors. These factors include, but are not limited to ITC's ability to obtain and maintain key patents worldwide, inability to conclude licensing agreements upon mutually acceptable terms, failure of licensees to meet sales expectations, and the failure of the 3G market to materialize at all or at the rate or pace that we expect, as well as other factors listed in the Company's most recent filed 10-k Annual Report. InterDigital undertakes no duty to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.